UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-22148

            Invesco Actively Managed Exchange-Traded Fund Trust

(Exact name of registrant as specified in charter)

3500 Lacey Road

                                     Downers Grove, IL 60515

(Address of principal executive offices) (Zip code)

Daniel E. Draper

President

3500 Lacey Road

                                     Downers Grove, IL 60515

(Name and address of agent for service)

Registrant’s telephone number, including area code:  800-983-0903

Date of fiscal year end:   October 31

Date of reporting period:   October 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Invesco Annual Report to Shareholders

October 31, 2019

PSR	Invesco Active U.S. Real Estate ETF

PSMB	Invesco Balanced Multi-Asset Allocation ETF

PSMC	Invesco Conservative Multi-Asset Allocation ETF

PSMG	Invesco Growth Multi-Asset Allocation ETF

PSMM	Invesco Moderately Conservative Multi-Asset Allocation ETF

PHDG	Invesco S&P 500® Downside Hedged ETF

GTO	Invesco Total Return Bond ETF

GSY	Invesco Ultra Short Duration ETF

VRIG	Invesco Variable Rate Investment Grade ETF

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

2

The Market Environment

Domestic Equity

The fiscal year began with noticeable market volatility in the final few months of 2018, which continued through year-end, as US equity markets suffered a sharp sell-off due to ongoing trade concerns between the US and China, fears of a global economic slowdown and lower oil prices from a supply glut. Oil prices plummeted from near $64 per barrel in early November 2018 to around $45 per barrel in late December 2018.1 In this environment, there was a flight to safety, as investors fled to more defensive areas of the markets, such as health care, utilities and US Treasuries. After raising interest rates in September 2018, the US Federal Reserve (the Fed) raised interest rates one time during the fiscal year: in December 2018.2

Following a sharp sell-off during the fourth quarter of 2018, equity markets rebounded in the first quarter of 2019, fueled by optimism about a potential US-China trade deal and the Fed’s indication that there would be no interest rate hikes in 2019, a surprising shift in monetary policy. The Fed’s more accommodative stance provided a supportive environment for equities and fixed income, even as US economic data were mixed and overseas growth appeared to be slowing. Against this backdrop, the S&P 500 Index posted its best first quarter returns since 1998.

Although the S&P 500 Index posted modest gains for the second quarter of 2019, the US stock market experienced increased volatility. After four consecutive months of rising stock markets, the market sold off in May 2019, along with bond yields and oil prices, as investors weighed the impact of the lingering trade war between the US and China, as well as potential tariffs imposed on Mexico. In addition, economic data showed a slowing domestic and global economy.

Key issues that concerned investors in the second quarter of 2019 carried over into the third quarter. The US-China trade conflict worried investors and stifled business investment, even as the Fed cut interest rates by 0.25% in July and again in September 2019. This environment, combined with evidence of slowing global economic growth, fueled market volatility in August 2019. The US Treasury yield curve inverted several times, increasing fears of a possible US recession. As a result, August saw increased risk aversion, with investors crowding into asset classes perceived as safe havens, such as US Treasuries and gold. However, the Fed’s accommodative tone provided some support for risk assets.

In October 2019, optimism that phase one of a US-China trade deal would be completed, a delay in the Brexit agreement until January 2020 and better-than-expected third-quarter corporate earnings results, helped send risk assets higher. During its October meeting, the Fed cut interest rates again by 0.25% based on business investment and exports remaining weak. Despite increased market volatility, most US-based equity indexes produced modest to strong returns for the fiscal year.

[1]	Source: Bloomberg
[2]	Source: US Federal Reserve

Fixed Income

Throughout the fiscal year, US economic data remained supportive of continued economic expansion as 2019 3rd quarter GDP grew 1.9%. The US economy continued to add jobs, pushing the unemployment rate to 3.6% at the close of the fiscal year, while inflation remained subdued.1 Against this backdrop, the US Federal Reserve (the Fed) lowered the federal funds target rate from a range of 2.00% to 2.25% at the start of the reporting period to a range of 1.50% to 1.75% at the close of the reporting period. This was accomplished with one 0.25% rate hike in December 2018, followed by three 0.25% rate cuts in July, September, and October 2019.2 Working against these positive developments, however, were global macroeconomic headwinds in the form of geopolitical trade tension, sub-optimal inflation, and the lingering unknown of Brexit — the decision by UK voters to leave the European Union. These headwinds, coupled with continued low US inflation, could encourage further Fed rate cuts in the near-term. These actions continued to drive overseas investments into higher yielding segments of the fixed income markets.

The 10-year US Treasury yield continued to move upward at the start of the fiscal year and spiked in November 2018 due to continued strength of the global economy, increased risk of inflation and the high probability of additional Fed rate hikes throughout the fiscal year. However, elevated volatiltiy levels in December led to a severe risk-off tone in the markets driving US Treasury yields lower. Throughout the remainder of the fiscal year US Treasury yields continued to decline as the Fed adopted a more dovish stance and continued geopolitical uncertainty forced investors to seek higher quality fixed income instruments. The 10-year US Treasury yield ended the reporting period at 1.69%, 145 basis points lower than at the beginning of the fiscal year.3 (A basis point is one one-hundredth of a percentage point.)

The broader bond market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, gained 11.51% for the fiscal year. Strong performance for the index was largely attributable to the sharp decline in US Treasury yields. The four primary sectors of the Bloomberg Barclays U.S. Aggregate Bond Index — government-related, corporate, securitized and treasury — posted positive returns for the fiscal year. Out-of-index exposure, such as high yield and US dollar-denominated emerging market (EM) corporate debt, provided gains despite concerns over global growth, a volatile geopolitical environment and a series of juxtaposed Fed actions. Helping to support returns in high yield and US dollar-denominated EM corporate debt were very accommodative central bank policies.

[1]	Bureau of Labor Statistics
[2]	US Federal Reserve
[3]	US Treasury Department

3

The Market Environment (continued)

Global Equity

The fiscal year began with global equity markets, particularly the US, declining sharply at the end of 2018 amid rising interest rates, a flattening US Treasury yield curve, signaling a possible recession, and concerns that higher inflation could result in a more restrictive monetary policy. Investors also had concerns over the Brexit negotiations, ongoing trade tensions between the US and China, declining oil prices and fears of slowing economic growth, particularly in the eurozone.

After a relatively calm start at the beginning of 2019, global equity markets faced greater volatility in the second quarter, hampered by ongoing US and China trade issues, potential for new tariffs and slowing global economic growth. Global equity markets, particularly China, declined sharply in May 2019, ending a four-month rally. Trade and tariff issues, which were not limited to the US and China, clouded the outlook for many global economies. Disagreement within the UK about its withdrawal from the European Union increased uncertainty for the UK and eurozone economies. Following better performance in June, most global equity markets managed modest positive returns for the second quarter of 2019, with developed markets generally outperforming emerging markets. China was an exception, declining during the second quarter.

Weakening global economic data and the ongoing US and China trade conflict contributed to higher market volatility in the third quarter of 2019. During the third quarter, data released showed slowing manufacturing activity and declining business investment, which was evidence that trade tensions were stifling economic growth across both developed and emerging markets. Global recession concerns caused a sharp equity sell-off in August 2019 as investors crowded into asset classes perceived as safe havens, including US Treasuries and gold. In September 2019, both the US Federal Reserve and European Central Bank cut interest rates, providing a measure of support for risk assets. Growing optimism about a potential trade deal between the US and China also boosted equities in September. However, except for the US and Japan, performance in most regions declined during the third quarter. Uncertainty about the UK’s withdrawal from the European Union continued to weigh on UK and European equities, while political and trade issues affected areas of Latin America and Asia.

Global equity markets gained in October 2019 amid several positive catalysts, including a US interest rate cut, optimism surrounding US and China trade negotiations, and a raft of upbeat corporate results. The UK equity market provided a flat return during October and while domestic politics continued to dominate the region, European markets made modest gains. October was also a positive month for emerging equity markets with all regions recording gains. Despite increased market volatility, global equity indexes, in both developed and emerging markets, ended the fiscal year in positive territory.

4

PSR	Manager’s Analysis
Invesco Active U.S. Real Estate ETF (PSR)

The Invesco Active U.S. Real Estate ETF (the “Fund”) is an actively managed exchange-traded fund whose investment objective is to achieve high total return through growth of capital and current income. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in securities of companies that are principally engaged in the U.S. real estate industry and included within the FTSE NAREIT All Equity REITs Index (the “Benchmark Index”). The Fund considers a company to be principally engaged in the U.S. real estate industry if it: (i) derives 50% of its revenues or profit from ownership, leasing, management, construction, financing or sale of U.S. real estate; or (ii) has at least 50% of the value of its assets invested in U.S. real estate. The Fund plans to invest principally in equity real estate investment trusts (“REITs”). The Fund also may invest in real estate operating companies (“REOCs”), as well as securities of other companies principally engaged in the U.S. real estate industry. In constructing the portfolio, Invesco Advisers, Inc., the Fund’s sub-adviser, analyzes quantitative and statistical metrics to identify attractively priced securities.

For the fiscal year ended October 31, 2019, on a market price basis, the Fund returned 25.90%. On a net asset value (“NAV”) basis, the Fund returned 25.82%. During the same time period, the Benchmark Index returned 25.32%.

The Fund’s outperformance relative to the Benchmark Index during the period is primarily the result of security selection. In particular, security selection in specialty, infrastructure, regional malls and health care REITs were key contributors to relative performance. A combination of security selection and underweight exposure in shopping centers and overweight exposure in self storage and industrial REITs also contributed to Fund performance.

For the fiscal year ended October 31, 2019, within specialty REITs, not holding exposure in CoreCivic, Inc. and GEO Group Inc. helped relative returns. Within infrastructure, not holding exposure in Uniti Group Inc. also contributed to relative returns for the period. Within regional malls, holding underweight exposures in Macerich Co. (no longer held at fiscal year-end) was a key contributor to relative performance. Within health care REITs, not holding exposure to Senior Housing Properties Trust was beneficial to relative performance for the period.

Detractors from the Fund’s relative return included security selection in office and diversified REITs; in particular, overweight exposure in the office REITs SL Green Realty Corp. and Empire State Realty Trust, Inc. and not owning the diversified REIT W.P. Carey Inc. detracted from relative performance. Additionally, overweight exposure in timber and underweight exposure in data centers detracted from the Fund’s relative performance.

Property Type and Sub-Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2019
Infrastructure REITs	15.13
Health Care	10.85
Industrial	10.18
Apartments	10.05
Office	8.75
Data Centers	6.65
Free Standing	5.90
Specialty	5.38
Manufactured Homes	4.31
Lodging Resorts	4.25
Regional Malls	4.23
Shopping Centers	3.79
Single Family Homes	3.50
Diversified	3.28
Self Storage	2.30
Timber REITs	1.42
Money Market Funds Plus Other Assets Less Liabilities	0.03

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2019
Security
American Tower Corp.	7.73
Crown Castle International Corp.	4.41
Prologis, Inc.	4.40
Simon Property Group, Inc.	4.23
Equinix, Inc.	3.92
SBA Communications Corp., Class A	2.99
Welltower, Inc.	2.82
Equity Residential	2.57
Realty Income Corp.	2.39
Essex Property Trust, Inc.	2.32
Total	37.78

*	Excluding money market fund holdings.

5

Invesco Active U.S. Real Estate ETF (PSR) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
FTSE NAREIT All Equity REITs Index	25.32%	11.35%	38.06%	9.41%	56.76%	14.24%	278.46%	18.63%	548.45%
Fund
NAV Return	25.82	11.27	37.75	9.20	55.30	13.70	261.06	17.87	504.72
Market Price Return	25.90	11.23	37.61	9.18	55.17	13.67	260.23	17.93	507.82

Fund Inception: November 20, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, as supplemented to date, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Benchmark Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Index and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and Benchmark Index are based on the inception date of the Fund.

6

PSMB	Manager’s Analysis
Invesco Balanced Multi-Asset Allocation ETF (PSMB)

The Invesco Balanced Multi-Asset Allocation ETF (the “Fund”) is an actively managed exchange-traded fund (“ETF”) which seeks to provide current income and capital appreciation. The Fund is a “fund of funds,” meaning that it invests its assets primarily in other ETFs (“Underlying ETFs”), rather than in securities of individual companies. Under normal circumstances, most of those Underlying ETFs will be ETFs that are advised by the Fund’s adviser or one of its affiliates (the “Invesco ETFs”). However, at times the Fund also may invest a portion of its assets in Underlying ETFs that are advised by unaffiliated advisers. The Fund and the Invesco ETFs are part of the same group of investment companies. The Fund seeks to achieve its investment objective by allocating its assets using a balanced investment style that seeks to maximize the benefits of diversification, which focuses on investing portions of Fund assets both in Underlying ETFs that invest primarily in fixed-income securities (“Fixed Income ETFs”) as well as in Underlying ETFs that invest primarily in equity securities (“Equity ETFs”).

Invesco Advisers, Inc., the Fund’s sub-adviser, uses the following investment process to construct the Fund’s portfolio: (1) a strategic allocation across broad asset classes (i.e., equities and fixed-income securities) and particular investment factors within those classes (e.g., for fixed-income securities, exposure to domestic, international, corporate, government, high-yield and investment grade bonds; for equity securities, exposure to domestic and international issuers); (2) selection of Underlying ETFs that best represent those broad asset classes and factor exposures, based on a comprehensive quantitative and qualitative criteria (such as management experience and structure, investment process, performance and risk metrics); (3) determination by the Fund’s sub-adviser of target weightings in each Underlying ETF in a manner that seeks to manage the amount of active risk contributed by each Underlying ETF; and (4) ongoing monitoring of the Fund’s performance and risk. The Fund typically holds a limited number of securities (generally 10-20).

For the fiscal year ended October 31, 2019, on a market price basis, the Fund returned 11.37%. On a net asset value (“NAV”) basis, the Fund returned 11.57%. During the same time period, the Custom Invesco Balanced Allocation ETF Index (the “Benchmark Index”) returned 12.52%, while the S&P 500® Index returned 14.33%.

The Fund’s performance (NAV basis) differed from the return of the Benchmark Index during the period primarily because of the Fund’s higher relative exposure to variable rate fixed income securities. Diversification within international equities also detracted from relative performance. During the same time period, the Benchmark Index posted a positive return driven by a larger allocation to longer duration fixed income securities.

For the fiscal year ended October 31, 2019, from an asset class perspective, exposure to U.S. equities through Underlying ETFs were the largest contributors to absolute returns, led by the investment factors growth and low volatility. Diversification across sub-asset classes within fixed income also contributed to relative results. In contrast, diversification in emerging market equities and U.S. small cap equities detracted from performance.

Positions that contributed most significantly to the Fund’s absolute return included the Invesco S&P 500 GARP ETF (formerly, Invesco Russell Top 200 Pure Growth ETF) (no longer held at fiscal year-end), the Invesco S&P 500® Low Volatility ETF (portfolio average weight of 7.47%) and the Invesco S&P International Developed Low Volatility ETF (portfolio average weight of 6.16%). Positions that detracted most significantly from the Fund’s absolute return included the Invesco RAFI Strategic Emerging Markets ETF (portfolio average weight of 1.07%) and the Invesco RAFI Strategic US Small Company ETF (portfolio average weight of 3.87%).

Market Segment Breakdown (% of the Fund’s Net Assets)* as of October 31, 2019
U.S. Equities	43.17
Fixed Income	39.80
International and Developed Equities	15.81
Emerging Markets Equities	1.19
Money Market Funds Plus Other Assets Less Liabilities	0.03

*	Reflects exposure achieved through investments in underlying funds.

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2019
Security
Invesco RAFI™ Strategic US ETF	14.04
Invesco Variable Rate Investment Grade ETF	13.53
Invesco S&P 500 Pure Growth ETF	11.92
Invesco RAFI™ Strategic Developed ex-US ETF	7.96
Invesco RAFI™ Strategic US Small Company ETF	7.53
Invesco S&P 500® Low Volatility ETF	7.52
Invesco Taxable Municipal Bond ETF	6.66
Invesco Investment Grade Defensive ETF	6.06
Invesco S&P International Developed Low Volatility ETF	5.74
Invesco Emerging Markets Sovereign Debt ETF	3.77
Total	84.74

*	Excluding money market fund holdings.

7

Invesco Balanced Multi-Asset Allocation ETF (PSMB) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2019

	1 Year	Fund Inception
Index		Average Annualized	Cumulative
Custom Invesco Balanced Allocation ETF Index	12.52%	7.36%	20.97%
S&P 500® Index	14.33	11.99	35.47
Fund
NAV Return	11.57	7.46	21.27
Market Price Return	11.37	7.44	21.23

Fund Inception: February 23, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.40% includes the unitary management fee of 0.05% and acquired fund fees and expenses of 0.35%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Benchmark Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and Benchmark Index are based on the inception date of the Fund.

-	The Benchmark Index is a custom benchmark that consists of 60% MSCI ACWI Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

8

PSMC	Manager’s Analysis
Invesco Conservative Multi-Asset Allocation ETF (PSMC)

The Invesco Conservative Multi-Asset Allocation ETF (the “Fund”) is an actively managed exchange-traded fund (“ETF”) which seeks total return consistent with a lower level of risk relative to the broad stock market. The Fund is a “fund of funds,” meaning that it invests its assets primarily in other ETFs (“Underlying ETFs”), rather than in securities of individual companies. Under normal circumstances, most of those Underlying ETFs will be ETFs that are advised by the Fund’s adviser or one of its affiliates (the “Invesco ETFs”). However, at times the Fund also may invest a portion of its assets in Underlying ETFs that are advised by unaffiliated advisers. The Fund and the Invesco ETFs are part of the same group of investment companies. The Fund seeks to achieve its investment objective by allocating its assets using a conservative investment style that seeks to maximize the benefits of diversification, which focuses on investing a greater portion of Fund assets in Underlying ETFs that invest primarily in fixed- income securities (“Fixed Income ETFs”), but also provides some exposure to Underlying ETFs that invest primarily in equity securities (“Equity ETFs”).

Invesco Advisers, Inc., the Fund’s sub-adviser, uses the following investment process to construct the Fund’s portfolio: (1) a strategic allocation across broad asset classes (i.e., equities and fixed-income securities) and particular investment factors within those classes (e.g., for fixed-income securities, exposure to domestic, international, corporate, government, high-yield and investment grade bonds; for equity securities, exposure to domestic and international stocks); (2) selection of Underlying ETFs that best represent those broad asset classes and factor exposures, based on a comprehensive quantitative and qualitative criteria (such as management experience and structure, investment process, performance and risk metrics); (3) determination by the Fund’s sub-adviser of target weightings in each Underlying ETF in a manner that seeks to manage the amount of active risk contributed by each Underlying ETF; and (4) ongoing monitoring of the Fund’s performance and risk. The Fund typically holds a limited number of securities (generally 10-20).

For the fiscal year ended October 31, 2019, on a market price basis, the Fund returned 9.96%. On a net asset value (“NAV”) basis, the Fund returned 9.80%. During the same time period, the Custom Invesco Conservative Allocation ETF Index (the “Benchmark Index”) returned 11.97%, while the S&P 500® Index returned 14.33%.

The Fund’s performance (NAV basis) differed from the return of the Benchmark Index during the period primarily because of the Fund’s higher relative exposures to variable rate fixed income securities and treasury inflation-protected securities (“TIPS”). Diversification within international equities also detracted from relative performance. During the same time period, the Benchmark Index posted a positive return driven by a larger allocation to longer duration fixed income securities.

For the fiscal year ended October 31, 2019, from an asset class perspective, exposure to preferred stocks through Underlying ETFs were the largest contributors to absolute returns, followed by emerging market sovereign debt. Exposure to U.S. investment grade fixed income through Underlying ETFs also contributed to the Fund’s return.

Positions that contributed most significantly to the Fund’s absolute return included the Invesco Preferred ETF (portfolio average weight of 7.80%), the Invesco Emerging Markets Sovereign Debt ETF (portfolio average weight of 5.85%) and the Invesco Fundamental Investment Grade Corporate Bond ETF (no longer held at fiscal year-end). There were no positions that posted a negative absolute return for the fiscal year.

Market Segment Breakdown (% of the Fund’s Net Assets)* as of October 31, 2019
Fixed Income	72.10
U.S. Equities	23.87
International and Developed Equities	4.02
Money Market Funds Plus Other Assets Less Liabilities	0.01

*	Reflects exposure achieved through investments in underlying funds.

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2019
Security
Invesco Variable Rate Investment Grade ETF	20.09
Invesco Investment Grade Defensive ETF	9.98
Invesco Senior Loan ETF	7.76
Invesco Preferred ETF	7.73
Invesco PureBetaSM 0-5 Yr US TIPS ETF	7.24
Invesco Taxable Municipal Bond ETF	7.04
Invesco RAFI™ Strategic US ETF	6.88
Invesco S&P 500 Pure Growth ETF	5.91
Invesco Emerging Markets Sovereign Debt ETF	5.83
Invesco Investment Grade Value ETF	5.61
Total	84.07

*	Excluding money market fund holdings.

9

Invesco Conservative Multi-Asset Allocation ETF (PSMC) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2019

	1 Year	Fund Inception
Index		Average Annualized	Cumulative
Custom Invesco Conservative Allocation ETF Index	11.97%	5.38%	15.08%
S&P 500® Index	14.33	11.99	35.47
Fund
NAV Return	9.80	5.32	14.92
Market Price Return	9.96	5.32	14.90

Fund Inception: February 23, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.39% includes the unitary management fee of 0.05% and acquired fund fees and expenses of 0.34%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Benchmark Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and Benchmark Index are based on the inception date of the Fund.

-	The Benchmark Index is a custom benchmark that consists of 20% MSCI ACWI Index and 80% Bloomberg Barclays U.S. Aggregate Bond Index.

10

PSMG	Manager’s Analysis
Invesco Growth Multi-Asset Allocation ETF (PSMG)

The Invesco Growth Multi-Asset Allocation ETF (the “Fund”) is an actively managed exchange-traded fund (“ETF”) which seeks to provide long-term capital appreciation. The Fund is a “fund of funds,” meaning that it invests its assets primarily in other ETFs (“Underlying ETFs”), rather than in securities of individual companies. Under normal circumstances, most of those Underlying ETFs will be ETFs that are advised by the Fund’s adviser or one of its affiliates (the “Invesco ETFs”). However, at times the Fund also may invest a portion of its assets in Underlying ETFs that are advised by unaffiliated advisers. The Fund and the Invesco ETFs are part of the same group of investment companies. The Fund seeks to achieve its investment objective by allocating its assets using a growth investment style that seeks to maximize the benefits of diversification, which focuses on investing a greater portion of Fund assets in Underlying ETFs that invest primarily in equity securities (“Equity ETFs”), but also provides some exposure to Underlying ETFs that invest primarily in fixed-income securities (“Fixed Income ETFs”).

Invesco Advisers, Inc., the Fund’s sub-adviser, uses the following investment process to construct the Fund’s portfolio: (1) a strategic allocation across broad asset classes (i.e., equities and fixed-income securities) and particular investment factors within those classes (e.g., for fixed-income securities, exposure to domestic, international, corporate, government, high-yield and investment grade bonds; for equity securities, exposure to domestic and international stocks); (2) selection of Underlying ETFs that best represent those broad asset classes and factor exposures, based on a comprehensive quantitative and qualitative criteria (such as management experience and structure, investment process, performance and risk metrics); (3) determination by the Fund’s sub-adviser of target weightings in each Underlying ETF in a manner that seeks to manage the amount of active risk contributed by each Underlying ETF; and (4) ongoing monitoring of the Fund’s performance and risk. The Fund typically holds a limited number of securities (generally 10-20)

For the fiscal year ended October 31, 2019, on a market price basis, the Fund returned 11.97%. On a net asset value (“NAV”) basis, the Fund returned 12.24%. During the same time period, the Custom Invesco Growth Allocation ETF Index (the “Benchmark Index”) returned 12.62%, while the S&P 500® Index returned 14.33%.

The Fund’s performance (NAV basis) differed from the return of the Benchmark Index during the period primarily because of the Fund’s higher relative exposure to variable rate fixed income securities. Diversification within international equities also detracted from relative performance. During the same time period, the Benchmark Index posted a positive return driven by higher exposure to longer duration securities and exposure in international equities.

For the fiscal year ended October 31, 2019, from an asset class perspective, exposure to U.S. equities through Underlying ETFs were the largest contributors to absolute returns, led by the investment factors growth and low volatility. In contrast, diversification in emerging market equities and U.S. small cap equities detracted from performance.

Positions that contributed most significantly to the Fund’s absolute return included the Invesco S&P 500 GARP ETF (formerly, Invesco Russell Top 200 Pure Growth ETF) (no longer held at fiscal year-end), the Invesco S&P 500® Low Volatility ETF (portfolio average weight of 9.52%) and the Invesco S&P International Developed Low Volatility ETF (portfolio average weight of 8.69%). The Invesco RAFITM Strategic Emerging Markets ETF (portfolio average weight of 1.79%) and the Invesco RAFITM Strategic US Small Company ETF (portfolio average weight of 4.26%) posted negative absolute returns for the period.

Market Segment Breakdown (% of the Fund’s Net Assets)* as of October 31, 2019
U.S. Equities	51.81
International and Developed Equities	22.98
Fixed Income	19.89
Equity Exchange-Traded Fund	3.33
Emerging Markets Equities	1.98
Money Market Funds Plus Other Assets Less Liabilities	0.01

*	Reflects exposure achieved through investments in underlying funds.

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2019
Security
Invesco RAFI™ Strategic US ETF	16.59
Invesco S&P 500 Pure Growth ETF	15.16
Invesco RAFI™ Strategic Developed ex-US ETF	11.34
Invesco S&P 500® Low Volatility ETF	9.59
Invesco RAFI™ Strategic US Small Company ETF	8.26
Invesco S&P International Developed Low Volatility ETF	8.13
Invesco Variable Rate Investment Grade ETF	7.35
Invesco Taxable Municipal Bond ETF	4.50
Invesco Investment Grade Defensive ETF	4.02
Invesco RAFI™ Strategic Emerging Market ETF	3.51
Total	88.45

*	Excluding money market fund holdings.

11

Invesco Growth Multi-Asset Allocation ETF (PSMG) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2019

	1 Year	Fund Inception
Index		Average Annualized	Cumulative
Custom Invesco Growth Allocation ETF Index	12.62%	8.26%	23.72%
S&P 500® Index	14.33	11.99	35.47
Fund
NAV Return	12.24	8.58	24.71
Market Price Return	11.97	8.60	24.76

Fund Inception: February 23, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.39% includes the unitary management fee of 0.05% and acquired fund fees and expenses of 0.34%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Benchmark Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and Benchmark Index are based on the inception date of the Fund.

-	The Benchmark Index is a custom benchmark that consists of 80% MSCI ACWI Index and 20% Bloomberg Barclays U.S. Aggregate Bond Index.

12

PSMM	Manager’s Analysis
Invesco Moderately Conservative Multi-Asset Allocation ETF (PSMM)

The Invesco Moderately Conservative Multi-Asset Allocation ETF (the “Fund”) is an actively managed exchange-traded fund (“ETF”) which seeks to provide current income and some capital appreciation. The Fund is a “fund of funds,” meaning that it invests its assets primarily in other ETFs (“Underlying ETFs”), rather than in securities of individual companies. Under normal circumstances, most of those Underlying ETFs will be ETFs that are advised by the Fund’s adviser or one of its affiliates (the “Invesco ETFs”). However, at times the Fund also may invest a portion of its assets in Underlying ETFs that are advised by unaffiliated advisers. The Fund and the Invesco ETFs are part of the same group of investment companies. The Fund seeks to achieve its investment objective by allocating its assets using a moderately conservative investment style that seeks to maximize the benefits of diversification, which focuses on investing portions of Fund assets in Underlying ETFs that invest primarily in equity securities (“Equity ETFs”), as well as in Underlying ETFs that invest primarily in fixed-income securities (“Fixed Income ETFs”).

Invesco Advisers, Inc., the Fund’s sub-adviser, uses the following investment process to construct the Fund’s portfolio: (1) a strategic allocation across broad asset classes (i.e., equities and fixed-income securities) and particular investment factors within those classes (e.g., for fixed-income securities, exposure to domestic, international, corporate, government, high-yield and investment grade bonds; for equity securities, exposure to domestic and international stocks); (2) selection of Underlying ETFs that best represent those broad asset classes and factor exposures, based on a comprehensive quantitative and qualitative criteria (such as management experience and structure, investment process, performance and risk metrics); (3) determination by the Fund’s sub-adviser of target weightings in each Underlying ETF in a manner that seeks to manage the amount of active risk contributed by each Underlying ETF; and (4) ongoing monitoring of the Fund’s performance and risk. The Fund typically holds a limited number of securities (generally 10-20).

For the fiscal year ended October 31, 2019, on a market price basis, the Fund returned 11.28%. On a net asset value (“NAV”) basis, the Fund returned 11.22%. During the same time period, the Custom Invesco Moderately Conservative Allocation ETF Index (the “Benchmark Index”) returned 12.30%, while the S&P 500® Index returned 14.33%.

The Fund’s performance (NAV basis) differed from the return of the Benchmark Index during the period primarily because of the Fund’s higher relative exposure to variable rate fixed income securities and treasury inflation-protected securities (“TIPS”). Diversification within international equities also detracted from relative performance. During the same time period, the Benchmark Index posted a positive return driven by a larger allocation to longer duration fixed income securities.

For the fiscal year ended October 31, 2019, from an asset class perspective, exposure to U.S. equities through Underlying ETFs were the largest contributors to absolute returns, led by the investment factors growth and low volatility. Diversification within fixed income also contributed to relative results, led by emerging markets sovereign debt and U.S. preferred securities. In contrast, diversification in U.S. small cap equities detracted from performance.

Positions that contributed most significantly to the Fund’s absolute return included the Invesco S&P 500 GARP ETF (formerly, Invesco Russell Top 200 Pure Growth ETF) (no longer held at fiscal year-end), the Invesco S&P 500® Low Volatility ETF (portfolio average weight of 5.26%) and the Invesco Emerging Markets Sovereign Debt ETF (portfolio average weight of 5.80%). The Invesco RAFITM Strategic US Small Company ETF (portfolio average weight of 1.93%) was the only position that detracted from the Fund’s absolute return.

Market Segment Breakdown (% of the Fund’s Net Assets)* as of October 31, 2019
Fixed Income	54.03
U.S. Equities	35.94
International and Developed Equities	10.02
Money Market Funds Plus Other Assets Less Liabilities	0.01

*	Reflects exposure achieved through investments in underlying funds.

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2019
Security
Invesco Variable Rate Investment Grade ETF	12.57
Invesco RAFI™ Strategic US ETF	9.84
Invesco S&P 500 Pure Growth ETF	9.08
Invesco Investment Grade Defensive ETF	7.37
Invesco Taxable Municipal Bond ETF	7.28
Invesco Emerging Markets Sovereign Debt ETF	5.76
Invesco Preferred ETF	5.74
Invesco PureBetaSM 0-5 Yr US TIPS ETF	5.63
Invesco S&P 500® Low Volatility ETF	5.24
Invesco RAFITM Strategic Developed ex-US ETF	5.02
Total	73.52

*	Excluding money market fund holdings.

13

Invesco Moderately Conservative Multi-Asset Allocation ETF (PSMM) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2019

	1 Year	Fund Inception
Index		Average Annualized	Cumulative
Custom Invesco Moderately Conservative Allocation ETF Index	12.30%	6.40%	18.09%
S&P 500® Index	14.33	11.99	35.47
Fund
NAV Return	11.22	6.50	18.40
Market Price Return	11.28	6.52	18.46

Fund Inception: February 23, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.39% includes the unitary management fee of 0.05% and acquired fund fees and expenses of 0.34%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Benchmark Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and Benchmark Index are based on the inception date of the Fund.

-	The Benchmark Index is a custom benchmark that consists of 40% MSCI ACWI Index and 60% Bloomberg Barclays U.S. Aggregate Bond Index.

14

PHDG	Manager’s Analysis
Invesco S&P 500® Downside Hedged ETF (PHDG)

The Invesco S&P 500® Downside Hedged ETF (the “Fund”) is an actively managed exchange-traded fund (“ETF”) that seeks to achieve positive total returns in rising or falling markets that are not directly correlated to broad equity or fixed-income market returns. The Fund seeks to achieve its investment objective by using a quantitative, rules based strategy to allocate its assets among components of the S&P 500® Dynamic VEQTOR Index (the “Benchmark Index”) in a combination of (i) equity securities contained in the S&P 500® Index and that are listed on a U.S. securities exchange, (ii) Chicago Board Options Exchange Volatility Index (“VIX Index”) related instruments, such as listed VIX Index futures contracts that reflect exposure to the S&P 500® VIX Short Term Futures Index, and (iii) money market instruments, cash and cash equivalents. However, the Fund’s allocations among its investments may not correspond to those of the Benchmark Index.

Rather than adhering to the Benchmark Index’s strategy allocation rules, Invesco Capital Management LLC, the Fund’s investment adviser, uses active management techniques in seeking to obtain returns that exceed the Benchmark Index by providing the Fund with higher or lower exposure to any component within the Benchmark Index at any time. In addition to its investments in the components of the Benchmark Index, the Fund may invest in other VIX Index-related instruments, including ETFs and exchange-traded notes that are listed on a U.S. securities exchange and that provide exposure to the VIX Index and U.S. listed futures contracts that track the S&P 500® Index and are listed on the Chicago Mercantile Exchange.

For the fiscal year ended October 31, 2019, on a market price basis, the Fund returned (2.75)%. On a net asset value (“NAV”) basis, the Fund returned (2.71)%. During the same time period, the Benchmark Index returned (2.18)%. The Fund’s performance (NAV basis) differed from the return of the Benchmark Index primarily due to fees and transaction costs.

During this same time period, the S&P 500® Index returned 14.33% and the U.S. 3-Month Treasury Bill Index (the “T-Bill 3 Month Index”) returned 2.19% (these indexes, collectively with the Benchmark Index, are referred to as the “Indexes”). The Indexes were selected for their recognition in the marketplace. The S&P 500® Index was selected because its performance comparison is a useful measure for investors as a broad representation of the equity market. The T-Bill 3 Month Index was selected because its performance comparison is a useful measure for investors as a broad representation of the short-term U.S. fixed income market.

The Fund’s performance (NAV basis) differed from the return of the S&P 500® Index during the period primarily because of the Fund’s consistent allocation to VIX futures which have a negative correlation to the S&P 500® Index. The Fund’s performance (NAV basis) differed from the return of the U.S. 3-month Treasury Bill

Index during the period primarily because of the Fund’s consistent allocation to VIX Futures.

For the fiscal year ended October 31, 2019, the information technology sector contributed most significantly to the Fund’s return, followed by the communication services sector. VIX futures detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return included Microsoft Corp., an information technology company (portfolio average weight of 2.39%), and Facebook, Inc. Class A, a communication services company (portfolio average weight of 1.05%). The position that detracted most significantly from the Fund’s return was CBOE VIX (CBF) February 2019 contract, a VIX futures contract (portfolio average weight of 0.74%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2019
Information Technology	17.27
Health Care	10.86
Financials	10.07
Communication Services	8.08
Consumer Discretionary	7.75
Industrials	7.16
Consumer Staples	5.74
Energy	3.35
Sector Types Each Less Than 3%	7.21
Money Market Funds Plus Other Assets Less Liabilities	22.51

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2019
Security
Microsoft Corp.	3.36
Apple, Inc.	3.25
Amazon.com, Inc.	2.27
Facebook, Inc., Class A	1.42
Berkshire Hathaway, Inc., Class B	1.28
JPMorgan Chase & Co.	1.23
Alphabet, Inc., Class C	1.17
Alphabet, Inc., Class A	1.16
Johnson & Johnson	1.07
Procter & Gamble Co. (The)	0.96
Total	17.17

*	Excluding money market fund holdings.

15

Invesco S&P 500® Downside Hedged ETF (PHDG) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
S&P 500® Dynamic VEQTOR Index	(2.18)%	7.21%	23.21%	1.29%	6.63%	3.99%	30.98%
S&P 500® Index	14.33	14.91	51.73	10.78	66.81	14.04	147.59
U.S. 3-Month Treasury Bill Index	2.19	1.58	4.80	1.00	5.10	0.74	5.20
Fund
NAV Return	(2.71)	6.44	20.59	0.62	3.13	3.19	24.22
Market Price Return	(2.75)	6.30	20.12	0.57	2.89	3.15	23.83

Fund Inception: December 6, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.40% (0.39% after fee waiver) includes the unitary management fee of 0.39% and acquired fund fees and expenses of 0.01%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Benchmark Indexes performance results are based upon a hypothetical investment in their respective constituent securities. Benchmark Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. The Benchmark Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and Benchmark Indexes are based on the inception date of the Fund.

16

GTO	Manager’s Analysis
Invesco Total Return Bond ETF (GTO)

The Invesco Total Return Bond ETF (the “Fund”) is an actively managed exchange-traded fund (“ETF”) whose investment objective is to seek maximum total return, comprised of income and capital appreciation. The Fund will normally invest in a portfolio of fixed income instruments of varying maturities and of any credit quality. The Fund will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income instruments, which may be represented by certain derivative instruments as discussed below, and also include ETFs and closed-end funds (“CEFs”) that invest substantially all of their assets in fixed income instruments (which may include ETFs and CEFs affiliated with the Fund). The fixed income instruments in which the Fund will invest include corporate debt securities of U.S. and non-U.S. issuers, including corporate bonds, and other similar instruments, such as Treasury securities, collateralized loan obligations, mortgage-backed securities and asset-backed securities, issued by various U.S. and non-U.S. public- or private-sector entities, and municipal securities, which are debt securities issued by states or local governments and their agencies, authorities and other government sponsored enterprises.

For the fiscal year ended October 31, 2019, on a market price basis, the Fund returned 12.20%. On a net asset value (“NAV”) basis, the Fund returned 12.22%.

During this same time period, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Benchmark Index”) returned 11.51%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 10,200 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. bond market.

Relative to the Benchmark Index, the Fund was most overweight in the investment grade corporate debt sector and most underweight in the agency residential mortgage backed sector during the fiscal year ended October 31, 2019. The Fund’s performance (NAV basis) differed from the return of the Benchmark Index during the period primarily because of the Fund’s slightly longer duration posture relative to the Benchmark Index as interest rates fell. Over this time frame the yield on the 10-year U.S. Treasury bond fell approximately 145 basis points from 3.14% to 1.69%. Additionally, performance was positively impacted by security selection within the consumer non-cyclical, consumer cyclical, and technology media and telecommunication industries. Security selection within the financial institutions industry detracted from relative performance results for the period.

Individual positions that contributed most significantly to the Fund’s return included a 30 Year US Treasury Bond (portfolio average weight of 1.6%) and a Fannie Mae Commercial Mortgage Backed Security (portfolio average weight of 1.5%). Positions that detracted most significantly from the Fund’s return included a 10 Year US Treasury Bond position (portfolio average weight of 1.2%) and a 10 Year US Treasury Future Contract utilized for interest rate management (portfolio average weight of 0.0%).

Asset Group (% of the Fund’s Net Assets) as of October 31, 2019
U.S. Treasury Securities	35.06
U.S. Dollar Denominated Bonds & Notes	34.55
U.S. Government Sponsored Agency Mortgage-Backed Securities	20.44
Asset-Backed Securities	7.47
U.S. Government Sponsored Agency Securities	1.69
Agency Credit Risk Transfer Notes	0.40
Municipal Obligations	0.37
Non-U.S. Dollar Denominated Bonds & Notes	0.31
Preferred Stocks	0.23
Open Exchanged-Traded Index Options Purchased	0.03
Other Assets Less Liabilities	(0.55)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2019
Security
U.S. Treasury Notes, 1.38%, 10/15/2022	8.95
U.S. Treasury Notes, 1.63%, 08/15/2029	8.67
U.S. Treasury Notes, 1.50%, 09/30/2024	6.78
U.S. Treasury Bonds, 2.88%, 05/15/2049	5.31
U.S. Treasury Notes, 1.63%, 10/31/2026	2.86
Federal National Mortgage Association, 3.00%, 10/01/2049	2.72
U.S. Treasury Notes, 1.50%, 10/31/2024	2.30
Federal National Mortgage Association, 3.50%, 06/01/2047	1.70
Citigroup, Inc., 2.98%, 11/05/2030	1.30
Wendy’s Funding LLC, Series 2015-1A, Class A23, 4.50%, 06/15/2045	1.29
Total	41.88

17

Invesco Total Return Bond ETF (GTO) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2019

		3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index	1 Year			Average Annualized	Cumulative
Bloomberg Barclays U.S. Aggregate Bond Index	11.51%	3.29%	10.21%	3.41%	13.30%
Fund
NAV Return	12.22	5.40	17.10	5.94	23.96
Market Price Return	12.20	5.45	17.26	5.95	24.01

Guggenheim Total Return Bond ETF (the “Predecessor Fund”) Inception: February 10, 2016

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.52% (0.51% after fee waiver) includes the unitary management fee of 0.50% and acquired fund fees and expenses of 0.02%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Benchmark Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Index and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

18

GSY	Manager’s Analysis
Invesco Ultra Short Duration ETF (GSY)

The Invesco Ultra Short Duration ETF (the “Fund”) is an actively managed exchange-traded fund (“ETF”) whose investment objective is to seek maximum current income, consistent with preservation of capital and daily liquidity. The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities and in ETFs and closed-end funds that invest substantially all of their assets in fixed income securities. The Fund uses a low duration strategy to seek to outperform the ICE BofAML US Treasury Bill Index (the “Benchmark Index”) in addition to providing returns in excess of those available in U.S. Treasury bills, government repurchase agreements, and money market funds, while seeking to provide preservation of capital and daily liquidity. The Fund expects, under normal circumstances, to hold a diversified portfolio of fixed income instruments of varying maturities, but that have an average duration of less than one year.

The Fund is primarily invested in corporate bonds, commercial paper and asset-backed securities. The Fund’s high allocation to floating rate securities reduces interest rate risk while commercial paper helps the Fund manage its liquidity needs. The Fund’s focus on high-quality short maturity holdings helps the Fund manage credit risk. The Fund continues to maintain an average effective duration below one year. The portfolio management team believes the Fund is well positioned for interest rate volatility and broader financial market sell-offs overall and relative to other conservative ultra-short fixed income funds. Its significant holdings in high quality investment grade assets and money market securities continue to help reduce drawdown risks, while preserving capital and maintaining a competitive yield.

For the fiscal year ended October 31, 2019, on a market price basis, the Fund returned 3.20%. On a net asset value (“NAV”) basis, the Fund returned 3.25%. During the same time period, the Benchmark Index returned 2.48%. The Fund’s performance (NAV basis) differed from the return of the Benchmark Index during the year primarily due to the Fund maintaining an overweight position in short maturity investment grade credit securities. Active positioning of U.S. corporate bonds of financial companies and cash equivalent commercial paper securities were positive contributors to the Fund’s performance and specifically contributed to the differentiation of performance from the Benchmark Index.

Positive returns were largely driven by the Fund’s holdings in investment grade corporate bonds and structured securities such as non-agency mortgage-backed securities. These sectors benefited from strong demand and positive macroeconomic conditions. The Fund’s holdings in floating rate securities benefited from tightening spreads due to strong demand for higher yielding credit-risk oriented assets.

The Fund’s holdings in investment grade corporate bonds and structured securities such as non-agency mortgage-backed securities contributed to performance. These sectors benefited from strong demand and positive macroeconomic conditions. The Fund’s holdings in floating rate securities also contributed to performance. Floating rate securities benefited from tightening spreads due to strong demand for higher yielding credit-risk oriented assets. The shorter duration of money market securities was a detractor from performance relative to the Fund’s benchmark.

Security Type Breakdown (% of the Fund’s Net Assets) as of October 31, 2019
U.S. Dollar Denominated Bonds & Notes	53.65
Commercial Paper	21.38
Asset-Backed Securities	16.69
Repurchase Agreements	4.65
Non-U.S. Dollar Denominated Bonds & Notes	1.92
Certificate of Deposit	0.76
U.S. Government Sponsored Agency Securities	0.76
U.S. Treasury Securities	0.76
Variable Rate Senior Loan Interests	0.08
Money Market Funds Plus Other Assets Less Liabilities	(0.65)

19

Invesco Ultra Short Duration ETF (GSY) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2019
Security
Japan Treasury Discount Bill, Series 860, 0.00%, 01/08/2020	1.92
Nomura Securities International, Inc., joint term agreement dated 10/01/2019, aggregate maturing value of $53,000,000 (collateralized by domestic non-agency mortgage-backed securities valued at $58,300,000; 6.44%; 03/25/2048), 2.70%, 04/28/2020	1.07
American Campus Communities Operating Partnership L.P., 3.35%, 10/01/2020	0.97
Royal Caribbean Cruises Ltd., 2.25%–2.26%, 11/08/2019	0.96
J.P. Morgan Securities LLC, open agreement dated 09/09/2019 (collateralized by domestic non-agency mortgage-backed securities and foreign non-agency asset-backed securities valued at $26,250,000; 1.09% - 6.62%; 12/15/2028 - 11/15/2050), 2.39%	0.95
Citigroup Global Markets, Inc., joint open agreement dated 04/11/2019 (collateralized by domestic and foreign non-agency asset-backed securities, domestic and foreign corporate obligations and domestic mortgage-backed securities valued at $234,396,872; 0% - 7.53%; 12/01/2025 - 04/07/2052), 2.38%	0.95
Motiva Enterprises LLC, 2.15%, 11/01/2019	0.95
Smithfield Foods, Inc., 2.31%, 11/05/2019	0.95
Healthpeak Properties, Inc., 2.05%, 11/21/2019	0.95
Glencore Funding LLC, 2.26%, 12/13/2019	0.95
Total	10.62

* Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
ICE BofAML US Treasury Bill Index	2.48%	1.60%	4.89%	1.04%	5.32%	0.58%	5.99%	0.69%	8.35%
Fund
NAV Return	3.25	2.42	7.43	1.99	10.34	1.36	14.44	1.30	16.36
Market Price Return	3.20	2.42	7.43	1.99	10.37	1.35	14.30	1.30	16.36

20

Invesco Ultra Short Duration ETF (GSY) (continued)

Guggenheim Ultra Short Duration ETF (the “Predecessor Fund”) Inception: February 12, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.25%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Benchmark Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Index and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

21

VRIG	Manager’s Analysis
Invesco Variable Rate Investment Grade ETF (VRIG)

The Invesco Variable Rate Investment Grade ETF (the “Fund”) is an actively managed exchange-traded fund (“ETF”) whose investment objectives are seeking to generate current income while maintaining low portfolio duration as a primary objective and capital appreciation as a secondary objective. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of investment grade, variable rate or floating rate debt securities that are denominated in U.S. dollars and are issued by U.S. private sector entities or U.S. government agencies and instrumentalities.

Invesco Advisers, Inc., the sub-adviser to the Fund, selects the following types of securities for the Fund: (i) floating rate non-agency commercial mortgage-backed securities (“MBS”); variable rate non-agency residential MBS; variable rate agency MBS and floating rate non-agency asset-backed securities (“ABS”) (including floating rate non-agency commercial real estate collateralized loan obligations); (ii) floating rate corporate debt securities (comprised of corporate notes, bonds, debentures or privately issued securities offered pursuant to Rule 144A of the Securities Act of 1933, as amended); (iii) floating rate government sponsored enterprise credit risk transfers; (iv) floating rate U.S. Government securities (including floating rate agency debt securities); (v) variable rate preferred stock; and (vi) affiliated ETFs that invest primarily in any or all of the foregoing securities (collectively, “Variable Rate Instruments”), to the extent permitted by the Investment Company Act of 1940, as amended.

During the fiscal year ended October 31, 2019, on a market price basis, the Fund returned 2.96%. On a net asset value (“NAV”) basis, the Fund returned 2.92%. During the same time period, the Bloomberg Barclays US Floating Rate Note Index (the “Benchmark Index”) returned 3.31%.

Relative to the Benchmark Index, active positioning in variable rate preferred securities and non-agency MBS were both positive contributors to the Fund’s performance. Security selection within investment grade corporates also contributed to relative return. The Fund’s duration, which was shorter than the Benchmark Index on average over the period, detracted from relative performance. The Fund’s overweight allocation to agency credit risk transfer positions (“CRT”) and allocation to floating rate U.S. Treasury securities detracted from the Fund’s performance relative to the Benchmark Index over the period.

Individual positions that contributed most significantly to the Fund’s return included the Fund’s allocation to Invesco Variable Rate Preferred ETF (portfolio average weight of 0.8%) as well as its allocation to Prudential Financial, Inc. (no longer held at fiscal year-end) which is an investment grade variable rate preferred position. Positions that detracted most significantly from the Fund’s return included two agency CRT positions, Fannie Mae Connecticut Avenue Securities, Series 2014-C03, Class 2M2,

4.72% (1 mo. USD LIBOR + 2.90%), 07/25/2024 (portfolio average weight of 1.0%) and Freddie Mac, Series 2018-HQA1, Class M2, STACR®, 4.12% (1 mo. USD LIBOR + 2.30%), 09/25/2030 (portfolio average weight of 2.2%).

Security Type Breakdown (% of the Fund’s Net Assets) as of October 31, 2019
U.S. Dollar Denominated Bonds & Notes	45.03
Asset-Backed Securities	19.12
Agency Credit Risk Transfer Notes	14.73
U.S. Treasury Securities	8.20
U.S. Government Sponsored Agency Mortgage-Backed Securities	7.76
Commercial Paper	2.55
Exchange-Traded Funds	1.97
Money Market Funds Plus Other Assets Less Liabilities	0.64

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2019
Security
U.S. Treasury Floating Rate Notes, 1.67%, 04/30/2021	4.36
U.S. Treasury Floating Rate Notes, 1.75%, 07/31/2021	3.83
Glencore Funding LLC, 2.28%, 11/04/2019	2.55
Invesco Variable Rate Preferred ETF	1.97
Freddie Mac, Series 2016-HQA3, Class M2, STACR®, 3.17%, 03/25/2029	1.73
Fannie Mae Connecticut Avenue Securities, Series 2014-C03, Class 1M2, 4.82%, 07/25/2024	1.67
Freddie Mac, Series 2015-DNA3, Class M2, STACR®, 4.67%, 04/25/2028	1.45
Invitation Homes Trust, Series 2017-SFR2, Class C, 3.34%, 12/17/2036	1.44
Freddie Mac, Series 2015-HQ2, Class M2, STACR®, 3.77%, 05/25/2025	1.4
Athene Global Funding, 3.32%, 07/01/2022	1.37
Total	21.77

*	Excluding money market fund holdings.

22

Invesco Variable Rate Investment Grade ETF (VRIG) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2019

Index	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception
				Average Annualized	Cumulative
Bloomberg Barclays US Floating Rate Note Index	3.31%	2.69%	8.29%	2.65%	8.46%
Fund
NAV Return	2.92	2.71	8.36	2.68	8.55
Market Price Return	2.96	2.64	8.14	2.62	8.38

Fund Inception: September 22, 2016

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.30% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Benchmark Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Index and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and Benchmark Index are based on the inception date of the Fund.

23

Invesco Active U.S. Real Estate ETF (PSR)

October 31, 2019

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.97%
Apartments-10.05%
American Campus Communities, Inc.	9,086	$454,118
Apartment Investment & Management Co., Class A	20,293	1,113,680
AvalonBay Communities, Inc.	12,265	2,669,600
Equity Residential	35,299	3,129,609
Essex Property Trust, Inc.	8,630	2,823,132
Mid-America Apartment Communities, Inc.	14,610	2,030,644

		12,220,783

Data Centers-6.65%
Digital Realty Trust, Inc.	19,841	2,520,601
Equinix, Inc.	8,399	4,760,385
QTS Realty Trust, Inc., Class A	15,051	806,583

		8,087,569

Diversified-3.28%
STORE Capital Corp.	19,618	794,529
VEREIT, Inc.	118,467	1,165,716
Vornado Realty Trust	19,848	1,302,624
Washington REIT	23,359	724,596

		3,987,465

Free Standing-5.90%
Agree Realty Corp.	7,575	596,683
Four Corners Property Trust, Inc.	13,956	399,839
Kimco Realty Corp.	82,330	1,775,035
National Retail Properties, Inc.	25,339	1,492,720
Realty Income Corp.	35,573	2,909,516

		7,173,793

Health Care-10.85%
CareTrust REIT, Inc.	32,421	785,885
HCP, Inc.	65,993	2,482,657
Healthcare Realty Trust, Inc.	15,918	553,469
LTC Properties, Inc.	6,974	361,602
Medical Properties Trust, Inc.	39,878	826,671
National Health Investors, Inc.	8,713	747,488
Omega Healthcare Investors, Inc.(b)	30,978	1,364,271
Ventas, Inc.	40,486	2,635,639
Welltower, Inc.	37,857	3,433,251

		13,190,933

Industrial-10.18%
Americold Realty Trust	23,008	922,391
Duke Realty Corp.	43,715	1,536,145
EastGroup Properties, Inc.	8,009	1,072,806
First Industrial Realty Trust, Inc.	7,985	336,248
Liberty Property Trust	19,692	1,163,206
Prologis, Inc.	60,982	5,351,780
Rexford Industrial Realty, Inc.	14,766	710,097
STAG Industrial, Inc.	11,379	353,204
Terreno Realty Corp.	16,458	928,396

		12,374,273

Infrastructure REITs-15.13%
American Tower Corp.	43,066	9,391,833
Crown Castle International Corp.	38,667	5,366,593
SBA Communications Corp., Class A	15,096	3,632,853

		18,391,279

	Shares	Value
Lodging Resorts-4.25%
DiamondRock Hospitality Co.	62,951	$628,251
Host Hotels & Resorts, Inc.	105,943	1,736,406
Park Hotels & Resorts, Inc.	13,403	311,620
RLJ Lodging Trust	22,580	370,538
Ryman Hospitality Properties, Inc.	14,535	1,223,411
Sunstone Hotel Investors, Inc.	66,177	894,051

		5,164,277

Manufactured Homes-4.31%
Camden Property Trust	11,758	1,344,762
Equity LifeStyle Properties, Inc.	34,317	2,400,131
Sun Communities, Inc.	9,147	1,487,760

		5,232,653

Office-8.75%
Alexandria Real Estate Equities, Inc.	13,296	2,110,740
Boston Properties, Inc.	20,136	2,762,659
Columbia Property Trust, Inc.	38,675	793,611
Corporate Office Properties Trust	12,467	369,522
Douglas Emmett, Inc.	23,323	1,010,352
Empire State Realty Trust, Inc., Class A	35,831	518,474
Hudson Pacific Properties, Inc.	12,976	466,098
Kilroy Realty Corp.	5,177	434,506
Paramount Group, Inc.	22,400	301,728
Piedmont Office Realty Trust, Inc., Class A	36,515	819,397
SL Green Realty Corp.	12,488	1,043,997

		10,631,084

Regional Malls-4.23%
Simon Property Group, Inc.	34,103	5,138,640

Self Storage-2.30%
Extra Space Storage, Inc.	1,816	203,882
Public Storage	11,601	2,585,399

		2,789,281

Shopping Centers-3.79%
Brixmor Property Group, Inc.	15,263	336,091
Federal Realty Investment Trust	7,705	1,047,957
Regency Centers Corp.	12,983	872,977
Retail Properties of America, Inc., Class A	75,364	1,037,009
SITE Centers Corp.	51,509	799,935
Weingarten Realty Investors	16,247	515,517

		4,609,486

Single Family Homes-3.50%
American Homes 4 Rent, Class A	38,407	1,016,633
Invitation Homes, Inc.	72,222	2,223,716
UDR, Inc.	20,209	1,015,502

		4,255,851

Specialty-5.38%
CatchMark Timber Trust, Inc., Class A	22,386	256,767
CoreSite Realty Corp.	2,238	262,965
EPR Properties	18,245	1,419,279
Gaming and Leisure Properties, Inc.	24,629	994,026
Lamar Advertising Co., Class A	20,257	1,620,763
National Storage Affiliates Trust	29,042	992,365
Outfront Media, Inc.	37,930	997,938

		6,544,103

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Invesco Active U.S. Real Estate ETF (PSR)–(continued)

October 31, 2019

	Shares	Value
Timber REITs-1.42%
Rayonier, Inc.	16,736	$451,537
Weyerhaeuser Co.	43,719	1,277,032

		1,728,569

Total Common Stocks & Other Equity Interests (Cost $114,951,623)		121,520,039

Money Market Funds-0.01%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 1.67%(c) (Cost $11,713)	11,713	11,713

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.98% (Cost $114,963,336)		121,531,752

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-1.03%
Invesco Government & Agency Portfolio, Institutional Class, 1.71%(c)(d)	935,723	$935,723
Invesco Liquid Assets Portfolio, Institutional Class, 1.90%(c)(d)	311,783	311,908

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,247,631)		1,247,631

TOTAL INVESTMENTS IN SECURITIES-101.01% (Cost $116,210,967)		122,779,383
OTHER ASSETS LESS LIABILITIES-(1.01)%		(1,227,837)

NET ASSETS-100.00%		$121,551,546

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at October 31, 2019.
(c)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.

(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2M.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Invesco Balanced Multi-Asset Allocation ETF (PSMB)

October 31, 2019

Schedule of Investments

Schedule of Investments in Affiliated Issuers- 128.80%(a)

	% of Net Assets 10/31/19	Value 10/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 10/31/19	Value 10/31/19
Domestic Equity Funds-43.17%
Invesco FTSE RAFI US 1000 ETF	-	$344,417	$26,244	$(393,330)	$(6,747)	$29,416	$3,413	-	$-
Invesco FTSE RAFI US 1500 Small-Mid ETF	-	181,245	22,631	(213,959)	6,482	3,601	994	-	-
Invesco RAFI™ Strategic US ETF(b)	14.04%	-	2,308,366	(1,852,241)	18,998	121,312	4,836	22,931	596,435
Invesco RAFI™ Strategic US Small Company ETF(b)	7.53%	-	1,249,043	(1,010,990)	(530)	82,058	1,519	13,634	319,581
Invesco S&P 500 GARP ETF	-	294,065	20,110	(354,161)	(23,219)	63,205	1,477	-	-
Invesco S&P 500® Low Volatility ETF(b)	7.52%	191,720	1,070,991	(1,015,386)	1,446	70,397	6,854	5,544	319,168
Invesco S&P 500® Pure Growth ETF	11.92%	-	1,951,491	(1,501,895)	996	55,600	2,082	4,248	506,192
Invesco S&P MidCap Low Volatility ETF(b)	2.16%	54,713	302,509	(284,215)	2,878	15,931	1,333	1,721	91,816

Total Domestic Equity Funds		1,066,160	6,951,385	(6,626,177)	304	441,520	22,508		1,833,192

Fixed Income Funds-39.80%
Invesco 1-30 Laddered Treasury ETF	-	201,793	20,170	(233,374)	8,447	2,964	2,158	-	-
Invesco Corporate Income Defensive ETF(b)	2.88%	-	490,691	(371,630)	212	2,757	3,368	4,726	122,030
Invesco Corporate Income Value ETF(b)	1.63%	-	275,967	(211,115)	(802)	5,175	2,828	2,826	69,225
Invesco Emerging Markets Sovereign Debt ETF	3.77%	99,961	542,761	(493,641)	6,173	4,725	7,817	5,490	159,979
Invesco Fundamental High Yield® Corporate Bond ETF	-	99,026	5,922	(107,766)	2,524	294	2,129	-	-
Invesco Fundamental Investment Grade Corporate Bond ETF	-	251,708	20,384	(279,850)	4,776	2,982	3,802	-	-
Invesco Investment Grade Defensive ETF	6.06%	-	1,039,477	(785,042)	413	2,441	3,959	9,768	257,289
Invesco Investment Grade Value ETF	3.39%	-	581,775	(437,528)	(279)	112	2,808	5,300	144,080
Invesco Senior Loan ETF(b)	1.88%	50,208	270,458	(241,798)	(1,669)	2,715	3,974	3,566	79,914
Invesco Taxable Municipal Bond ETF	6.66%	-	1,171,342	(876,530)	(7,065)	(5,087)	6,704	8,781	282,660
Invesco Variable Rate Investment Grade ETF	13.53%	355,959	1,971,369	(1,753,097)	(259)	671	17,428	23,041	574,643

Total Fixed Income Funds		1,058,655	6,390,316	(5,791,371)	12,471	19,749	56,975		1,689,820

Foreign Equity Funds-17.00%
Invesco FTSE RAFI Developed Markets ex-U.S. ETF	-	225,847	6,054	(241,608)	9,524	183	2,736	-	-
Invesco FTSE RAFI Emerging Markets ETF	-	48,172	193	(52,400)	1,728	2,307	324	-	-
Invesco RAFI™ Strategic Developed ex-US ETF	7.96%	-	1,332,309	(1,076,493)	5,643	76,566	3,904	13,521	338,025
Invesco RAFI™ Strategic Emerging Market ETF	2.11%	-	350,096	(278,381)	(2,644)	20,389	1,472	3,587	89,460
Invesco S&P Emerging Markets Low Volatility ETF	1.19%	48,162	169,565	(177,613)	1,859	8,635	2,206	2,188	50,608
Invesco S&P International Developed Low Volatility ETF	5.74%	173,409	787,241	(765,251)	15,758	32,700	6,763	7,054	243,857

Total Foreign Equity Funds		495,590	2,645,458	(2,591,746)	31,868	140,780	17,405		721,950

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Invesco Balanced Multi-Asset Allocation ETF (PSMB)–(continued)

October 31, 2019

Schedule of Investments in Affiliated Issuers- 128.80%(a)

	% of				Change in
	Net				Unrealized
	Assets	Value	Purchases	Proceeds	Appreciation	Realized	Dividend	Shares	Value
	10/31/19	10/31/18	at Cost	from Sales	(Depreciation)	Gain (Loss)	Income	10/31/19	10/31/19
Money Market Funds-0.03%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 1.67%(c)	0.03%	$26	$96,976	$(95,538)	$-	$-	$37	1,464	$1,464

TOTAL INVESTMENTS IN AFFILIATED ISSUERS (excluding investments purchased with cash collateral from securities on loan)-100.00% (Cost $4,211,781)	100.00%	2,620,431	16,084,135	(15,104,832)	44,643	602,049	96,925		4,246,426

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-28.80%
Invesco Government & Agency Portfolio, Institutional Class, 1.71%(c)(d)	21.60%							917,158	917,158
Invesco Liquid Assets Portfolio, Institutional Class, 1.90%(c)(d)	7.20%							305,597	305,719

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,222,868)									1,222,877

TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $5,434,649)	128.80%								5,469,303

OTHER ASSETS LESS LIABILITIES	(28.80)%								(1,222,926)

NET ASSETS	100.00%								$4,246,377

Investment Abbreviations:

ETF-Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	All or a portion of this security was out on loan at October 31, 2019.
(c)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.

(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2M.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Invesco Conservative Multi-Asset Allocation ETF (PSMC)

October 31, 2019

Schedule of Investments

Schedule of Investments in Affiliated Issuers- 127.94%(a)

	% of				Change in
	Net				Unrealized
	Assets	Value	Purchases	Proceeds	Appreciation	Realized	Dividend	Shares	Value
	10/31/19	10/31/18	at Cost	from Sales	(Depreciation)	Gain (Loss)	Income	10/31/19	10/31/19
Domestic Equity Funds-23.87%
Invesco FTSE RAFI US 1000 ETF	-	$73,525	$751,997	$(926,841)	$(4,885)	$106,204	$3,658	-	$-
Invesco Preferred ETF(b)	7.73%	98,266	1,066,492	(940,188)	18,345	59,142	23,489	20,164	302,057
Invesco RAFI™ Strategic US ETF(b)	6.88%	-	277,715	(16,462)	7,171	155	1,781	10,326	268,579
Invesco S&P 500 GARP ETF	-	64,494	670,793	(867,594)	(14,959)	147,266	1,175	-	-
Invesco S&P 500® Low Volatility ETF(b)	3.35%	46,694	495,791	(489,484)	12,920	64,878	4,425	2,272	130,799
Invesco S&P 500® Pure Growth ETF	5.91%	-	238,435	(8,129)	477	30	750	1,937	230,813

Total Domestic Equity Funds		282,979	3,501,223	(3,248,698)	19,069	377,675	35,278		932,248

Fixed Income Funds-72.10%
Invesco 1-30 Laddered Treasury ETF	-	80,460	832,773	(928,294)	3,322	11,739	5,396	-	-
Invesco Corporate Income Defensive ETF(b)	5.47%	-	214,944	(3,446)	2,249	25	3,310	8,279	213,772
Invesco Corporate Income Value ETF(b)	3.08%	-	124,477	(2,706)	(1,638)	(6)	2,730	4,904	120,127
Invesco Emerging Markets Sovereign Debt ETF	5.83%	72,718	794,983	(696,236)	15,967	40,064	15,549	7,807	227,496
Invesco Fundamental High Yield® Corporate Bond ETF	-	106,947	1,041,710	(1,213,270)	3,932	60,681	14,060	-	-
Invesco Fundamental Investment Grade Corporate Bond ETF	-	195,700	1,970,184	(2,222,925)	6,686	50,355	18,541	-	-
Invesco Investment Grade Defensive ETF	9.98%	-	390,427	(9,665)	8,769	117	3,341	14,793	389,648
Invesco Investment Grade Value ETF	5.61%	-	218,263	(7,017)	7,764	210	2,358	8,064	219,220
Invesco PureBetaSM 0-5 Yr US TIPS ETF	7.24%	90,992	1,014,872	(840,071)	3,394	13,702	3,395	11,361	282,889
Invesco Senior Loan ETF(b)	7.76%	107,549	1,171,666	(1,011,570)	(1,127)	36,555	21,749	13,524	303,073
Invesco Taxable Municipal Bond ETF	7.04%	-	278,893	(15,219)	10,405	791	3,669	8,539	274,870
Invesco Variable Rate Investment Grade ETF	20.09%	250,050	2,816,267	(2,305,071)	1,874	21,467	33,981	31,459	784,587

Total Fixed Income Funds		904,416	10,869,459	(9,255,490)	61,597	235,700	128,079		2,815,682

Foreign Equity Funds-4.02%
Invesco FTSE RAFI Developed Markets ex-U.S. ETF	-	33,823	337,609	(406,780)	303	35,045	1,884	-	-
Invesco RAFI™ Strategic Developed ex-US ETF	2.01%	-	83,376	(5,506)	717	(37)	725	3,142	78,550
Invesco S&P International Developed Low Volatility ETF	2.01%	27,718	300,953	(283,427)	7,930	25,196	2,807	2,267	78,370

Total Foreign Equity Funds		61,541	721,938	(695,713)	8,950	60,204	5,416		156,920

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Invesco Conservative Multi-Asset Allocation ETF (PSMC)–(continued)

October 31, 2019

Schedule of Investments in Affiliated Issuers- 127.94%(a)

	% of				Change in
	Net				Unrealized
	Assets	Value	Purchases	Proceeds	Appreciation	Realized	Dividend	Shares	Value
	10/31/19	10/31/18	at Cost	from Sales	(Depreciation)	Gain (Loss)	Income	10/31/19	10/31/19
Money Market Funds-0.05%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 1.67%(c)	0.05%	$-	$255,676	$(253,891)	$-	$-	$110	1,785	$1,785

TOTAL INVESTMENTS IN AFFILIATED ISSUERS (excluding investments purchased with cash collateral from securities on loan)-100.04% (Cost $3,822,774)	100.04%	1,248,936	15,348,296	(13,453,792)	89,616	673,579	168,883		3,906,635

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-27.90%
Invesco Government & Agency Portfolio, Institutional Class, 1.71%(c)(d)	20.93%							817,399	817,399
Invesco Liquid Assets Portfolio, Institutional Class, 1.90%(c)(d)	6.97%							272,017	272,126

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,089,525)									1,089,525

TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $4,912,299)	127.94%								4,996,160

OTHER ASSETS LESS LIABILITIES	(27.94)%								(1,090,991)

NET ASSETS	100.00%								$3,905,169

Investment Abbreviations:

ETF-Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	All or a portion of this security was out on loan at October 31, 2019.
(c)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.

(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2M.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Invesco Growth Multi-Asset Allocation ETF (PSMG)

October 31, 2019

Schedule of Investments

Schedule of Investments in Affiliated Issuers- 122.01%(a)

	% of				Change in
	Net				Unrealized
	Assets	Value	Purchases	Proceeds	Appreciation	Realized	Dividend	Shares	Value
	10/31/19	10/31/18	at Cost	from Sales	(Depreciation)	Gain (Loss)	Income	10/31/19	10/31/19
Domestic Equity Funds-55.14%
Invesco FTSE RAFI US 1000 ETF	-	$428,875	$472,495	$(953,894)	$(7,441)	$59,965	$7,233	-	$-
Invesco FTSE RAFI US 1500 Small-Mid ETF	-	210,106	250,119	(482,106)	4,867	17,014	1,867	-	-
Invesco RAFI™ Strategic US ETF(b)	16.59%	-	733,861	(27,354)	22,895	309	7,068	28,055	729,711
Invesco RAFI™ Strategic US Small Company ETF(b)	8.26%	-	380,341	(11,707)	(4,788)	(221)	2,070	15,513	363,625
Invesco S&P 500 GARP ETF	-	393,915	436,054	(926,515)	(30,001)	126,547	3,234	-	-
Invesco S&P 500® Low Volatility ETF(b)	9.59%	251,036	274,922	(181,467)	51,576	25,863	9,178	7,329	421,930
Invesco S&P 500® Pure Growth ETF	15.16%	-	678,927	(12,446)	637	59	3,154	5,599	667,177
Invesco S&P MidCap Low Volatility ETF(b)	2.21%	69,916	76,190	(64,632)	9,205	6,471	2,128	1,821	97,150
Invesco S&P SmallCap Low Volatility ETF	3.33%	80,833	107,144	(54,163)	10,189	2,681	3,597	2,922	146,684

Total Domestic Equity Funds		1,434,681	3,410,053	(2,714,284)	57,139	238,688	39,529		2,426,277

Fixed Income Funds-19.89%
Invesco 1-30 Laddered Treasury ETF	-	147,256	177,036	(336,231)	4,826	7,113	2,479	-	-
Invesco Emerging Markets Sovereign Debt ETF	1.78%	31,030	66,046	(25,267)	6,033	545	3,205	2,690	78,387
Invesco Fundamental Investment Grade Corporate Bond ETF	-	161,977	188,879	(359,530)	2,954	5,720	3,866	-	-
Invesco Investment Grade Defensive ETF(b)	4.02%	-	180,914	(9,821)	5,544	78	2,081	6,709	176,715
Invesco Investment Grade Value ETF(b)	2.24%	-	99,325	(5,807)	4,963	146	1,458	3,628	98,627
Invesco Taxable Municipal Bond ETF(b)	4.50%	-	202,286	(16,578)	11,247	885	3,636	6,146	197,840
Invesco Variable Rate Investment Grade ETF(b)	7.35%	203,913	260,896	(141,500)	377	(264)	10,184	12,968	323,422

Total Fixed Income Funds		544,176	1,175,382	(894,734)	35,944	14,223	26,909		874,991

Foreign Equity Funds-24.96%
Invesco FTSE RAFI Developed Markets ex-U.S. ETF	-	301,609	317,970	(644,889)	13,265	12,045	6,163	-	-
Invesco FTSE RAFI Emerging Markets ETF	-	82,584	87,039	(178,845)	3,961	5,261	913	-	-
Invesco RAFI™ Strategic Developed ex-US ETF	11.34%	-	521,130	(23,731)	1,962	(186)	6,735	19,967	499,175
Invesco RAFI™ Strategic Emerging Market ETF	3.51%	-	166,388	(3,324)	(8,626)	(209)	2,984	6,184	154,229
Invesco S&P Emerging Markets Low Volatility ETF	1.98%	76,682	94,280	(84,064)	980	(632)	4,904	3,772	87,246
Invesco S&P International Developed Low Volatility ETF	8.13%	250,449	264,559	(202,787)	37,331	8,006	13,717	10,343	357,558

Total Foreign Equity Funds		711,324	1,451,366	(1,137,640)	48,873	24,285	35,416		1,098,208

Money Market Funds-0.03%
Invesco Premier U.S. Government
Money Portfolio, Institutional Class, 1.67%(c)	0.03%	-	110,257	(108,996)	-	-	46	1,261	1,261

TOTAL INVESTMENTS IN AFFILIATED ISSUERS (excluding investments purchased with cash collateral from securities on loan)-100.02% (Cost $4,254,554)	100.02%	2,690,181	6,147,058	(4,855,654)	141,956	277,196	101,900		4,400,737

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Invesco Growth Multi-Asset Allocation ETF (PSMG)–(continued)

October 31, 2019

Schedule of Investments in Affiliated Issuers- 122.01%(a)

	% of				Change in
	Net				Unrealized
	Assets	Value	Purchases	Proceeds	Appreciation	Realized	Dividend	Shares	Value
	10/31/19	10/31/18	at Cost	from Sales	(Depreciation)	Gain (Loss)	Income	10/31/19	10/31/19
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-21.99%
Invesco Government & Agency Portfolio, Institutional Class, 1.71%(c)(d)	16.51%							726,652	$726,652
Invesco Liquid Assets Portfolio, Institutional Class, 1.90%(c)(d)	5.48%							240,937	241,033

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $967,685)									967,685

TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $5,222,239)	122.01%								5,368,422

OTHER ASSETS LESS LIABILITIES	(22.01)%								(968,386)

NET ASSETS	100.00%								$4,400,036

Investment Abbreviations:

ETF-Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	All or a portion of this security was out on loan at October 31, 2019.
(c)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.

(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2M.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Invesco Moderately Conservative Multi-Asset Allocation ETF (PSMM)

October 31, 2019

Schedule of Investments

Schedule of Investments in Affiliated Issuers- 119.03%(a)

	% of				Change in
	Net				Unrealized
	Assets	Value	Purchases	Proceeds	Appreciation	Realized	Dividend	Shares	Value
	10/31/19	10/31/18	at Cost	from Sales	(Depreciation)	Gain (Loss)	Income	10/31/19	10/31/19
Domestic Equity Funds-35.94%
Invesco FTSE RAFI US 1000 ETF	-	$123,173	$282,231	$(431,304)	$(8,286)	$34,186	$3,671	-	$-
Invesco FTSE RAFI US 1500 Small-Mid ETF	-	40,277	97,062	(145,419)	(2,569)	10,649	662	-	-
Invesco Preferred ETF(b)	5.74%	74,912	236,614	(13,578)	18,961	(247)	13,630	21,139	316,662
Invesco RAFI™ Strategic US ETF(b)	9.84%	-	549,969	(29,317)	21,923	332	4,643	20,873	542,907
Invesco RAFI™ Strategic US Small Company ETF	3.77%	-	215,977	(9,369)	1,670	(178)	1,044	8,878	208,100
Invesco S&P 500 GARP ETF	-	105,775	241,358	(391,366)	(23,039)	67,272	1,602	-	-
Invesco S&P 500® Low Volatility ETF(b)	5.24%	66,322	216,637	(31,962)	36,788	1,274	4,936	5,021	289,059
Invesco S&P 500® Pure Growth ETF	9.08%	-	502,395	(5,873)	4,151	37	2,149	4,202	500,710
Invesco S&P MidCap Low Volatility ETF(b)	2.27%	17,698	104,090	(7,133)	10,298	153	1,677	2,345	125,106

Total Domestic Equity Funds		428,157	2,446,333	(1,065,321)	59,897	113,478	34,014		1,982,544

Fixed Income Funds-54.03%
Invesco 1-30 Laddered Treasury ETF	-	86,330	198,204	(296,458)	4,043	7,881	2,640	-	-
Invesco Corporate Income Defensive ETF(b)	4.42%	-	244,282	(3,562)	3,140	(7)	4,510	9,444	243,853
Invesco Corporate Income Value ETF(b)	2.48%	-	139,181	(1,391)	(1,199)	(3)	3,714	5,576	136,588
Invesco Emerging Markets Sovereign Debt ETF	5.76%	73,894	242,488	(23,132)	26,252	(1,497)	12,341	10,913	318,005
Invesco Fundamental High Yield® Corporate Bond ETF	-	92,962	196,171	(298,897)	3,162	6,602	5,730	-	-
Invesco Fundamental Investment Grade Corporate Bond ETF	-	149,169	327,077	(490,474)	5,196	9,032	6,453	-	-
Invesco Investment Grade Defensive ETF	7.37%	-	405,816	(9,439)	10,157	(2)	4,162	15,434	406,532
Invesco Investment Grade Value ETF	4.20%	-	229,815	(7,162)	9,111	42	2,983	8,527	231,806
Invesco PureBetaSM 0-5 Yr US TIPS ETF	5.63%	68,813	251,517	(12,631)	3,348	(245)	4,784	12,482	310,802
Invesco Senior Loan ETF(b)	4.32%	62,817	202,144	(22,794)	(3,433)	(449)	9,878	10,633	238,285
Invesco Taxable Municipal Bond ETF	7.28%	-	408,721	(23,944)	16,511	57	6,404	12,468	401,345
Invesco Variable Rate Investment Grade ETF	12.57%	161,829	557,575	(25,799)	345	(543)	16,766	27,803	693,407

Total Fixed Income Funds		695,814	3,402,991	(1,215,683)	76,633	20,868	80,365		2,980,623

Foreign Equity Funds-10.02%
Invesco FTSE RAFI Developed Markets ex-U.S. ETF	-	83,158	176,676	(272,683)	422	12,427	3,029	-	-
Invesco RAFI™ Strategic Developed ex-US ETF	5.02%	-	290,133	(18,879)	5,765	(144)	3,352	11,075	276,875
Invesco S&P International Developed Low Volatility ETF	5.00%	68,866	210,948	(29,427)	26,026	(233)	8,109	7,989	276,180

Total Foreign Equity Funds		152,024	677,757	(320,989)	32,213	12,050	14,490		553,055

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Invesco Moderately Conservative Multi-Asset Allocation ETF (PSMM)–(continued)

October 31, 2019

Schedule of Investments in Affiliated Issuers- 119.03%(a)

	% of				Change in
	Net				Unrealized
	Assets	Value	Purchases	Proceeds	Appreciation	Realized	Dividend	Shares	Value
	10/31/19	10/31/18	at Cost	from Sales	(Depreciation)	Gain (Loss)	Income	10/31/19	10/31/19
Money Market Funds-0.02%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 1.67%(c)	0.02%	$-	$134,072	$(132,969)	$-	$-	$45	1,103	$1,103

TOTAL INVESTMENTS IN AFFILIATED ISSUERS (excluding investments purchased with cash collateral from securities on loan)-100.01% (Cost $5,333,212)	100.01%	1,275,995	6,661,153	(2,734,962)	168,743	146,396	128,914		5,517,325

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-19.02%
Invesco Government & Agency Portfolio, Institutional Class, 1.71%(c)(d)	14.26%							786,816	786,816
Invesco Liquid Assets Portfolio, Institutional Class, 1.90%(c)(d)	4.76%							262,167	262,272

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,049,088)									1,049,088

TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $6,382,300)	119.03%								6,566,413

OTHER ASSETS LESS LIABILITIES	(19.03)%								(1,049,925)

NET ASSETS	100.00%								$5,516,488

Investment Abbreviations:

ETF-Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	All or a portion of this security was out on loan at October 31, 2019.
(c)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.

(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2M.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Invesco S&P 500® Downside Hedged ETF (PHDG)

October 31, 2019

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-77.49%
Communication Services-8.08%
Activision Blizzard, Inc.	472	$26,446
Alphabet, Inc., Class A(b)	185	232,878
Alphabet, Inc., Class C(b)	186	234,380
AT&T, Inc.	4,495	173,013
CBS Corp., Class B.	202	7,280
CenturyLink, Inc.	604	7,816
Charter Communications, Inc., Class A(b)	99	46,318
Comcast Corp., Class A.	2,790	125,048
Discovery, Inc., Class A(b)(c)	97	2,615
Discovery, Inc., Class C(b)	214	5,401
DISH Network Corp., Class A(b)	148	5,088
Electronic Arts, Inc.(b)	181	17,448
Facebook, Inc., Class A(b)	1,480	283,642
Fox Corp., Class A	218	6,985
Fox Corp., Class B	100	3,124
Interpublic Group of Cos., Inc. (The)	238	5,177
Netflix, Inc.(b)	269	77,313
News Corp., Class A	237	3,249
News Corp., Class B	75	1,059
Omnicom Group, Inc.	134	10,343
Take-Two Interactive Software, Inc.(b)	69	8,304
T-Mobile US, Inc.(b)	194	16,036
TripAdvisor, Inc.(b)	65	2,626
Twitter, Inc.(b)	475	14,236
Verizon Communications, Inc.	2,544	153,836
Viacom, Inc., Class B	217	4,679
Walt Disney Co. (The)	1,108	143,951

		1,618,291

Consumer Discretionary-7.75%
Advance Auto Parts, Inc.	44	7,149
Amazon.com, Inc.(b)	256	454,825
Aptiv PLC	157	14,059
AutoZone, Inc.(b)	15	17,166
Best Buy Co., Inc.	142	10,200
Booking Holdings, Inc.(b)	26	53,268
BorgWarner, Inc.	127	5,293
Capri Holdings Ltd.(b)	93	2,890
CarMax, Inc.(b)	102	9,503
Carnival Corp.	247	10,594
Chipotle Mexican Grill, Inc.(b)	16	12,451
D.R. Horton, Inc.	207	10,841
Darden Restaurants, Inc.	76	8,533
Dollar General Corp.	158	25,334
Dollar Tree, Inc.(b)	145	16,008
eBay, Inc.	485	17,096
Expedia Group, Inc.	86	11,753
Ford Motor Co.	2,411	20,710
Gap, Inc. (The)	132	2,146
Garmin Ltd.	89	8,344
General Motors Co.	772	28,688
Genuine Parts Co.	90	9,232
H&R Block, Inc.	124	3,099
Hanesbrands, Inc.	222	3,377
Harley-Davidson, Inc.	97	3,774
Hasbro, Inc.	72	7,006
Hilton Worldwide Holdings, Inc.	176	17,065

	Shares	Value
Consumer Discretionary-(continued)
Home Depot, Inc. (The)	674	$158,107
Kohl’s Corp.	97	4,972
L Brands, Inc.	142	2,420
Las Vegas Sands Corp.	208	12,863
Leggett & Platt, Inc.	81	4,155
Lennar Corp., Class A	175	10,430
LKQ Corp.(b)	189	6,424
Lowe’s Cos., Inc.	474	52,903
Macy’s, Inc.	190	2,880
Marriott International, Inc., Class A	168	21,260
McDonald’s Corp.	467	91,859
MGM Resorts International	321	9,149
Mohawk Industries, Inc.(b)	37	5,305
Newell Brands, Inc.	234	4,439
NIKE, Inc., Class B	770	68,954
Nordstrom, Inc.(c)	66	2,369
Norwegian Cruise Line Holdings Ltd.(b)	132	6,700
NVR, Inc.(b)	2	7,273
O’Reilly Automotive, Inc.(b)	47	20,469
PulteGroup, Inc.	158	6,200
PVH Corp.	46	4,009
Ralph Lauren Corp.	32	3,074
Ross Stores, Inc.	224	24,566
Royal Caribbean Cruises Ltd.	106	11,536
Starbucks Corp.	736	62,236
Tapestry, Inc.	176	4,551
Target Corp.	314	33,570
Tiffany & Co.	67	8,342
TJX Cos., Inc. (The)	743	42,834
Tractor Supply Co.	73	6,936
Ulta Beauty, Inc.(b)	37	8,627
Under Armour, Inc., Class A(b)(c)	115	2,375
Under Armour, Inc., Class C(b)	120	2,220
VF Corp.	201	16,540
Whirlpool Corp.	39	5,933
Wynn Resorts, Ltd.	60	7,280
Yum! Brands, Inc.	187	19,020

		1,553,184

Consumer Staples-5.74%
Altria Group, Inc.	1,149	51,464
Archer-Daniels-Midland Co.	342	14,378
Brown-Forman Corp., Class B	112	7,338
Campbell Soup Co.	104	4,816
Church & Dwight Co., Inc.	152	10,631
Clorox Co. (The)	78	11,520
Coca-Cola Co. (The)	2,367	128,836
Colgate-Palmolive Co.	528	36,221
Conagra Brands, Inc.	299	8,088
Constellation Brands, Inc., Class A	103	19,604
Costco Wholesale Corp.	271	80,517
Coty, Inc., Class A	181	2,116
Estee Lauder Cos., Inc. (The), Class A	136	25,333
General Mills, Inc.	371	18,869
Hershey Co. (The)	92	13,512
Hormel Foods Corp.	171	6,992
JM Smucker Co. (The)	70	7,398
Kellogg Co.	153	9,720

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Invesco S&P 500® Downside Hedged ETF (PHDG)–(continued)

October 31, 2019

	Shares	Value
Consumer Staples-(continued)
Kimberly-Clark Corp.	212	$28,170
Kraft Heinz Co. (The)	382	12,350
Kroger Co. (The)	491	12,098
Lamb Weston Holdings, Inc.	90	7,024
McCormick & Co., Inc.	76	12,212
Molson Coors Brewing Co., Class B	115	6,063
Mondelez International, Inc., Class A	887	46,523
Monster Beverage Corp.(b)	238	13,359
PepsiCo, Inc.	861	118,103
Philip Morris International, Inc.	957	77,938
Procter & Gamble Co. (The)	1,539	191,621
Sysco Corp.	316	25,239
Tyson Foods, Inc., Class A	181	14,985
Walgreens Boots Alliance, Inc.	467	25,582
Walmart, Inc.	875	102,602

		1,151,222

Energy-3.35%
Apache Corp.	232	5,025
Baker Hughes Co.	399	8,539
Cabot Oil & Gas Corp.	258	4,809
Chevron Corp.	1,168	135,652
Cimarex Energy Co.	63	2,660
Concho Resources, Inc.	124	8,373
ConocoPhillips	682	37,646
Devon Energy Corp.	248	5,029
Diamondback Energy, Inc.	100	8,576
EOG Resources, Inc.	357	24,744
Exxon Mobil Corp.	2,603	175,885
Halliburton Co.	539	10,376
Helmerich & Payne, Inc.	67	2,513
Hess Corp.	159	10,454
HollyFrontier Corp.	93	5,109
Kinder Morgan, Inc.	1,198	23,936
Marathon Oil Corp.	495	5,707
Marathon Petroleum Corp.	405	25,900
National Oilwell Varco, Inc.	237	5,361
Noble Energy, Inc.	294	5,662
Occidental Petroleum Corp.	550	22,275
ONEOK, Inc.	254	17,737
Phillips 66	276	32,242
Pioneer Natural Resources Co.	103	12,671
Schlumberger Ltd.	851	27,819
TechnipFMC PLC (United Kingdom)	258	5,090
Valero Energy Corp.	255	24,730
Williams Cos., Inc. (The)	745	16,621

		671,141

Financials-10.07%
Affiliated Managers Group, Inc.	31	2,476
Aflac, Inc.	456	24,241
Allstate Corp. (The)	202	21,497
American Express Co.	418	49,023
American International Group, Inc.	535	28,334
Ameriprise Financial, Inc.	81	12,222
Aon PLC	145	28,008
Arthur J. Gallagher & Co.	114	10,399
Assurant, Inc.	37	4,665
Bank of America Corp.	5,153	161,134
Bank of New York Mellon Corp. (The)	528	24,684
BB&T Corp.	472	25,040

	Shares	Value
Financials-(continued)
Berkshire Hathaway, Inc., Class B(b)	1,207	$256,584
BlackRock, Inc.	72	33,242
Capital One Financial Corp.	290	27,042
Cboe Global Markets, Inc.	94	10,824
Charles Schwab Corp. (The)	715	29,108
Chubb Ltd.	280	42,678
Cincinnati Financial Corp.	94	10,642
Citigroup, Inc.	1,389	99,814
Citizens Financial Group, Inc.	275	9,669
CME Group, Inc., Class A	220	45,265
Comerica, Inc.	92	6,019
Discover Financial Services	196	15,731
E*TRADE Financial Corp.	147	6,143
Everest Re Group, Ltd.	25	6,427
Fifth Third Bancorp	449	13,057
First Republic Bank	103	10,955
Franklin Resources, Inc.	173	4,766
Globe Life, Inc.	62	6,034
Goldman Sachs Group, Inc. (The)	199	42,463
Hartford Financial Services Group, Inc. (The)	222	12,672
Huntington Bancshares, Inc.	638	9,015
Intercontinental Exchange, Inc.	345	32,540
Invesco Ltd.(d)	460	7,737
JPMorgan Chase & Co.	1,967	245,718
KeyCorp	617	11,087
Lincoln National Corp.	123	6,947
Loews Corp.	160	7,840
M&T Bank Corp.	82	12,835
MarketAxess Holdings, Inc.	23	8,478
Marsh & McLennan Cos., Inc.	311	32,226
MetLife, Inc.	489	22,880
Moody’s Corp.	100	22,069
Morgan Stanley	772	35,551
MSCI, Inc.	52	12,197
Nasdaq, Inc.	71	7,084
Northern Trust Corp.	132	13,158
People’s United Financial, Inc.	246	3,978
PNC Financial Services Group, Inc. (The)	274	40,196
Principal Financial Group, Inc.	159	8,487
Progressive Corp. (The)	360	25,092
Prudential Financial, Inc.	247	22,512
Raymond James Financial, Inc.	76	6,345
Regions Financial Corp.	614	9,885
S&P Global, Inc.	152	39,214
State Street Corp.	229	15,130
SunTrust Banks, Inc.	273	18,657
SVB Financial Group(b)	32	7,087
Synchrony Financial	376	13,299
T. Rowe Price Group, Inc.	145	16,791
Travelers Cos., Inc. (The)	160	20,970
U.S. Bancorp	882	50,292
Unum Group	128	3,525
Wells Fargo & Co.	2,467	127,371
Willis Towers Watson PLC	80	14,952
Zions Bancorp. N.A	109	5,283

		2,017,286

Health Care-10.86%
Abbott Laboratories	1,087	90,884
AbbVie, Inc.	909	72,311

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Invesco S&P 500® Downside Hedged ETF (PHDG)–(continued)

October 31, 2019

	Shares	Value
Health Care-(continued)
ABIOMED, Inc.(b)	28	$5,812
Agilent Technologies, Inc.	190	14,393
Alexion Pharmaceuticals, Inc.(b)	138	14,545
Align Technology, Inc.(b)	45	11,353
Allergan PLC	202	35,574
AmerisourceBergen Corp.	94	8,026
Amgen, Inc.	369	78,689
Anthem, Inc.	157	42,246
Baxter International, Inc.	314	24,084
Becton, Dickinson and Co.	166	42,496
Biogen, Inc.(b)	113	33,754
Boston Scientific Corp.(b)	857	35,737
Bristol-Myers Squibb Co.	1,006	57,714
Cardinal Health, Inc.	184	9,099
Celgene Corp.(b)	436	47,101
Centene Corp.(b)	254	13,482
Cerner Corp.	196	13,156
Cigna Corp.	232	41,403
Cooper Cos., Inc. (The)	31	9,021
CVS Health Corp.	800	53,112
Danaher Corp.	393	54,163
DaVita, Inc.(b)	60	3,516
DENTSPLY SIRONA, Inc.	138	7,560
Edwards Lifesciences Corp.(b)	127	30,274
Eli Lilly and Co.	523	59,596
Gilead Sciences, Inc.	779	49,630
HCA Healthcare, Inc.	164	21,901
Henry Schein, Inc.(b)	91	5,695
Hologic, Inc.(b)	164	7,923
Humana, Inc.	83	24,419
IDEXX Laboratories, Inc.(b)	52	14,821
Illumina, Inc.(b)	90	26,597
Incyte Corp.(b)	110	9,231
Intuitive Surgical, Inc.(b)	71	39,259
IQVIA Holdings, Inc.(b)	112	16,175
Johnson & Johnson	1,624	214,433
Laboratory Corp. of America Holdings(b)	60	9,886
McKesson Corp.	113	15,029
Medtronic PLC	825	89,842
Merck & Co., Inc.	1,575	136,489
Mettler-Toledo International, Inc.(b)	15	10,574
Mylan N.V.(b)	318	6,090
PerkinElmer, Inc.	68	5,845
Perrigo Co. PLC	83	4,401
Pfizer, Inc.	3,403	130,573
Quest Diagnostics, Inc.	82	8,303
Regeneron Pharmaceuticals, Inc.(b)	49	15,008
ResMed, Inc.	88	13,017
Stryker Corp.	198	42,821
Teleflex, Inc.	28	9,727
Thermo Fisher Scientific, Inc.	247	74,589
UnitedHealth Group, Inc.	583	147,324
Universal Health Services, Inc., Class B	50	6,873
Varian Medical Systems, Inc.(b)	56	6,765
Vertex Pharmaceuticals, Inc.(b)	158	30,886
Waters Corp.(b)	41	8,676
WellCare Health Plans, Inc.(b)	31	9,195

	Shares	Value
Health Care-(continued)
Zimmer Biomet Holdings, Inc.	127	$17,555
Zoetis, Inc.	293	37,481

		2,176,134

Industrials-7.16%
3M Co.	354	58,406
A.O. Smith Corp.	85	4,223
Alaska Air Group, Inc.	76	5,277
Allegion PLC	57	6,614
American Airlines Group, Inc.	244	7,335
AMETEK, Inc.	141	12,923
Arconic, Inc.	238	6,538
Boeing Co. (The)	329	111,830
C.H. Robinson Worldwide, Inc.	83	6,278
Caterpillar, Inc.	346	47,679
Cintas Corp.	51	13,702
Copart, Inc.(b)	124	10,247
CSX Corp.	491	34,503
Cummins, Inc.	97	16,731
Deere & Co.	194	33,783
Delta Air Lines, Inc.	356	19,608
Dover Corp.	89	9,246
Eaton Corp. PLC	259	22,562
Emerson Electric Co.	379	26,587
Equifax, Inc.	74	10,117
Expeditors International of Washington, Inc.	105	7,659
Fastenal Co.	352	12,651
FedEx Corp.	147	22,441
Flowserve Corp.	81	3,956
Fortive Corp.	182	12,558
Fortune Brands Home & Security, Inc.	86	5,164
General Dynamics Corp.	144	25,459
General Electric Co.	5,369	53,583
Honeywell International, Inc.	442	76,347
Huntington Ingalls Industries, Inc.	25	5,642
IDEX Corp.	47	7,310
IHS Markit Ltd.(b)	247	17,295
Illinois Tool Works, Inc.	181	30,513
Ingersoll-Rand PLC	149	18,907
J.B. Hunt Transport Services, Inc.	52	6,113
Jacobs Engineering Group, Inc.	83	7,767
Johnson Controls International PLC	489	21,188
Kansas City Southern	62	8,728
L3Harris Technologies, Inc.	138	28,471
Lockheed Martin Corp.	153	57,632
Masco Corp.	178	8,233
Nielsen Holdings PLC	218	4,395
Norfolk Southern Corp.	162	29,484
Northrop Grumman Corp.	97	34,191
PACCAR, Inc.	213	16,201
Parker-Hannifin Corp.	79	14,496
Pentair PLC	103	4,271
Quanta Services, Inc.	87	3,658
Raytheon Co.	172	36,500
Republic Services, Inc.	130	11,376
Robert Half International, Inc.	72	4,123
Rockwell Automation, Inc.	72	12,383
Rollins, Inc.	86	3,277
Roper Technologies, Inc.	64	21,565
Snap-on, Inc.	34	5,531

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco S&P 500® Downside Hedged ETF (PHDG)–(continued)

October 31, 2019

	Shares	Value
Industrials-(continued)
Southwest Airlines Co.	297	$16,671
Stanley Black & Decker, Inc.	94	14,225
Textron, Inc.	142	6,545
TransDigm Group, Inc.	31	16,315
Union Pacific Corp.	433	71,644
United Airlines Holdings, Inc.(b)	136	12,354
United Parcel Service, Inc., Class B	429	49,408
United Rentals, Inc.(b)	48	6,411
United Technologies Corp.	499	71,646
Verisk Analytics, Inc.	100	14,470
W.W. Grainger, Inc.	27	8,339
Wabtec Corp.	112	7,769
Waste Management, Inc.	240	26,930
Xylem, Inc.	111	8,513

		1,434,497

Information Technology-17.27%
Accenture PLC, Class A	392	72,685
Adobe, Inc.(b)	299	83,101
Advanced Micro Devices, Inc.(b)	667	22,631
Akamai Technologies, Inc.(b)	101	8,737
Alliance Data Systems Corp.	25	2,500
Amphenol Corp., Class A	183	18,360
Analog Devices, Inc.	227	24,205
ANSYS, Inc.(b)	52	11,448
Apple, Inc.	2,614	650,259
Applied Materials, Inc.	568	30,820
Arista Networks, Inc.(b)	34	8,315
Autodesk, Inc.(b)	135	19,894
Automatic Data Processing, Inc.	267	43,315
Broadcom, Inc.	245	71,748
Broadridge Financial Solutions, Inc.	70	8,765
Cadence Design Systems, Inc.(b)	172	11,240
CDW Corp.	89	11,384
Cisco Systems, Inc.	2,612	124,096
Citrix Systems, Inc.	76	8,273
Cognizant Technology Solutions Corp., Class A	339	20,659
Corning, Inc.	480	14,222
DXC Technology Co.	161	4,455
F5 Networks, Inc.(b)	37	5,331
Fidelity National Information Services, Inc.	378	49,805
Fiserv, Inc.(b)	352	37,361
FleetCor Technologies, Inc.(b)	53	15,594
FLIR Systems, Inc.	83	4,280
Fortinet, Inc.(b)	87	7,096
Gartner, Inc.(b)	55	8,474
Global Payments, Inc.	185	31,298
Hewlett Packard Enterprise Co.	803	13,177
HP, Inc.	911	15,824
Intel Corp.	2,725	154,044
International Business Machines Corp.	545	72,883
Intuit, Inc.	160	41,200
IPG Photonics Corp.(b)	22	2,954
Jack Henry & Associates, Inc.	48	6,795
Juniper Networks, Inc.	213	5,287
Keysight Technologies, Inc.(b)	115	11,605
KLA Corp.	98	16,566
Lam Research Corp.	89	24,123
Leidos Holdings, Inc.	83	7,157
Mastercard, Inc., Class A	549	151,969

	Shares	Value
Information Technology-(continued)
Maxim Integrated Products, Inc.	167	$9,796
Microchip Technology, Inc.	146	13,766
Micron Technology, Inc.(b)	679	32,287
Microsoft Corp.	4,697	673,409
Motorola Solutions, Inc.	102	16,965
NetApp, Inc.	146	8,159
NVIDIA Corp.	375	75,383
Oracle Corp.	1,355	73,834
Paychex, Inc.	197	16,477
PayPal Holdings, Inc.(b)	724	75,368
Qorvo, Inc.(b)	72	5,822
QUALCOMM, Inc.	748	60,169
salesforce.com, inc.(b)	540	84,505
Seagate Technology PLC	145	8,414
Skyworks Solutions, Inc.	106	9,652
Symantec Corp.	350	8,008
Synopsys, Inc.(b)	93	12,625
TE Connectivity Ltd.	206	18,437
Texas Instruments, Inc.	575	67,844
VeriSign, Inc.(b)	64	12,161
Visa, Inc., Class A	1,062	189,949
Western Digital Corp.	182	9,400
Western Union Co. (The)	261	6,541
Xerox Holdings Corp.	117	3,970
Xilinx, Inc.	156	14,155

		3,461,031

Materials-2.07%
Air Products and Chemicals, Inc.	136	29,003
Albemarle Corp.(c)	66	4,009
Amcor PLC	999	9,510
Avery Dennison Corp.	52	6,649
Ball Corp.	204	14,274
Celanese Corp.	76	9,207
CF Industries Holdings, Inc.	134	6,077
Corteva, Inc.	460	12,135
Dow, Inc.	457	23,074
DuPont de Nemours, Inc.	458	30,187
Eastman Chemical Co.	84	6,387
Ecolab, Inc.	154	29,579
FMC Corp.	81	7,411
Freeport-McMoRan, Inc.	892	8,759
International Flavors & Fragrances, Inc.	66	8,053
International Paper Co.	242	10,571
Linde PLC (United Kingdom)	333	66,051
LyondellBasell Industries N.V., Class A	158	14,173
Martin Marietta Materials, Inc.	38	9,953
Mosaic Co. (The)	218	4,334
Newmont Goldcorp Corp.	504	20,024
Nucor Corp.	187	10,070
Packaging Corp. of America	58	6,349
PPG Industries, Inc.	145	18,142
Sealed Air Corp.	95	3,968
Sherwin-Williams Co. (The)	51	29,188
Vulcan Materials Co.	82	11,715
Westrock Co.	158	5,904

		414,756

Real Estate-2.44%
Alexandria Real Estate Equities, Inc.	69	10,954
American Tower Corp.	272	59,318

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Invesco S&P 500® Downside Hedged ETF (PHDG)–(continued)

October 31, 2019

	Shares	Value
Real Estate-(continued)
Apartment Investment & Management Co., Class A	92	$5,049
AvalonBay Communities, Inc.	86	18,719
Boston Properties, Inc.	88	12,074
CBRE Group, Inc., Class A(b)	207	11,085
Crown Castle International Corp.	256	35,530
Digital Realty Trust, Inc.	128	16,261
Duke Realty Corp.	222	7,801
Equinix, Inc.	52	29,473
Equity Residential	215	19,062
Essex Property Trust, Inc.	40	13,085
Extra Space Storage, Inc.	79	8,869
Federal Realty Investment Trust	43	5,848
HCP, Inc.	302	11,361
Host Hotels & Resorts, Inc.	449	7,359
Iron Mountain, Inc.	176	5,773
Kimco Realty Corp.	260	5,606
Macerich Co. (The)(c)	67	1,842
Mid-America Apartment Communities, Inc.	70	9,729
Prologis, Inc.	388	34,051
Public Storage	93	20,726
Realty Income Corp.	196	16,031
Regency Centers Corp.	103	6,926
SBA Communications Corp., Class A	69	16,605
Simon Property Group, Inc.	189	28,478
SL Green Realty Corp.	51	4,264
UDR, Inc.	180	9,045
Ventas, Inc.	229	14,908
Vornado Realty Trust	97	6,366
Welltower, Inc.	249	22,582
Weyerhaeuser Co.	458	13,378

		488,158

Utilities-2.70%
AES Corp. (The)	409	6,973
Alliant Energy Corp.	146	7,788
Ameren Corp.	151	11,733
American Electric Power Co., Inc.	304	28,695
American Water Works Co., Inc.	112	13,806
Atmos Energy Corp.	73	8,211
CenterPoint Energy, Inc.	309	8,983
CMS Energy Corp.	174	11,122
Consolidated Edison, Inc.	204	18,813
Dominion Energy, Inc.	505	41,688
DTE Energy Co.	112	14,260
Duke Energy Corp.	448	42,228
Edison International	220	13,838

	Shares	Value

Utilities-(continued)
Entergy Corp.	122	$14,821
Evergy, Inc.	145	9,267
Eversource Energy	199	16,664
Exelon Corp.	598	27,203
FirstEnergy Corp.	332	16,042
NextEra Energy, Inc.	301	71,740
NiSource, Inc.	230	6,449
NRG Energy, Inc.	156	6,259
Pinnacle West Capital Corp.	69	6,494
PPL Corp.	444	14,870
Public Service Enterprise Group, Inc.	311	19,689
Sempra Energy	169	24,422
Southern Co. (The)	643	40,290
WEC Energy Group, Inc.	194	18,314
Xcel Energy, Inc.	322	20,450

		541,112

Total Common Stocks & Other Equity Interests (Cost $14,932,187)		15,526,812

Money Market Funds-9.15%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 1.67%(e) (Cost $1,833,025)	1,833,025	1,833,025

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-86.64% (Cost $16,765,212)		17,359,837

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-0.06%
Invesco Government & Agency Portfolio, Institutional Class, 1.71%(e)(f)	9,056	9,056
Invesco Liquid Assets Portfolio, Institutional Class, 1.90%(e)(f)	3,105	3,106

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $12,162)		12,162

TOTAL INVESTMENTS IN SECURITIES-86.70% (Cost $16,777,374)		17,371,999
OTHER ASSETS LESS LIABILITIES-13.30%		2,665,394

NET ASSETS-100.00%		$20,037,393

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Invesco S&P 500® Downside Hedged ETF (PHDG)–(continued)

October 31, 2019

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at October 31, 2019.
(d)

The Fund’s Adviser is a wholly-owned subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates (excluding affiliated money market funds) for the fiscal year ended October 31, 2019.

	Value October 31, 2018	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value October 31, 2019	Dividend Income
Invesco Ltd.	$9,987	$-	$-	$(2,250)	$-	$7,737	$561

(e)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.

(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2M.

Open Futures Contracts(a)
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Equity Risk

CBOE Volatility Index (VIX) Futures	16	November-2019	$244,400	$(26,089)	$(26,089)

CBOE Volatility Index (VIX) Futures	15	December-2019	250,875	(3,466)	(3,466)

S&P 500 E-Mini Futures	16	December-2019	2,428,640	65,182	65,182

S&P 500 Micro E-Mini Futures	104	December-2019	1,578,616	(179)	(179)

Total Futures Contracts				$35,448	$35,448

(a)	Futures contracts collateralized by $2,636,112 cash held with Merrill Lynch International, the futures commission merchant.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Invesco Total Return Bond ETF (GTO)

October 31, 2019

Schedule of Investments(a)

	Principal Amount	Value
U.S. Treasury Securities-35.06%
U.S. Treasury Bills-0.18%
1.89%–2.05%, 12/19/2019(b)(c)	$230,000	$229,557
1.58%–1.63%, 04/09/2020(b)(c)	89,000	88,400

		317,957

U.S. Treasury Bonds-5.32%
2.88%, 05/15/2049	8,151,200	9,394,895

U.S. Treasury Notes-29.56%
1.38%, 10/15/2022	15,890,100	15,826,167
1.50%, 09/30/2024	12,000,000	11,985,234
1.50%, 10/31/2024	4,067,800	4,063,907
1.63%, 10/31/2026	5,048,900	5,055,211
1.63%, 08/15/2029	15,423,000	15,333,234

		52,263,753

Total U.S. Treasury Securities (Cost $61,378,045)		61,976,605

U.S. Dollar Denominated Bonds & Notes-34.55%
Advertising-0.14%
MDC Partners, Inc., 6.50%, 05/01/2024(d)	250,000	240,313

Airlines-3.82%
American Airlines Group, Inc., 5.00%, 06/01/2022(d)	167,000	174,306
American Airlines Pass Through Trust Series 2019-1, Class AA, 3.15%, 02/15/2032	848,000	888,692
Series 2019-1, Class B, 3.85%, 02/15/2028	571,000	580,249
British Airways Pass Through Trust (United Kingdom)
Series 2019-1, Class A, 3.35%, 06/15/2029(d)	471,000	482,326
Series 2019-1, Class AA, 3.30%, 12/15/2032(d)	590,000	615,011
Delta Air Lines, Inc.
2.90%, 10/28/2024	1,427,000	1,424,003
3.75%, 10/28/2029	1,322,000	1,319,845
United Airlines Pass Through Trust Series 2019-2, Class AA, 2.70%, 05/01/2032	1,112,000	1,121,202
Series 2019-2, Class B, 3.50%, 05/01/2028	157,000	157,296

		6,762,930

Auto Parts & Equipment-0.76%
Ashtead Capital, Inc. (United Kingdom) 4.00%, 05/01/2028(d)	200,000	201,250
4.25%, 11/01/2029(d)	1,135,000	1,149,187

		1,350,437

Automobile Manufacturers-2.20%
Ford Motor Credit Co. LLC 3.35%, 11/01/2022	492,000	493,815
5.58%, 03/18/2024	200,000	213,288

	Principal Amount	Value
Automobile Manufacturers-(continued)
Hyundai Capital America
2.85%, 11/01/2022(d)	$1,333,000	$1,343,524
4.30%, 02/01/2024(d)	425,000	449,167
3.50%, 11/02/2026(d)	1,365,000	1,382,190

		3,881,984

Broadcasting-0.44%
Fox Corp., 4.71%, 01/25/2029(d)	366,000	416,740
Sirius XM Radio, Inc., 4.63%, 07/15/2024(d)	339,000	355,103

		771,843

Building Products-0.18%
HP Communities LLC
5.78%, 03/15/2046(d)	150,000	191,607
5.86%, 09/15/2053(d)	100,000	127,268

		318,875

Cable & Satellite-1.83%
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp., 5.05%, 03/30/2029	372,000	419,854
Comcast Corp.
3.95%, 10/15/2025	50,000	54,852
4.15%, 10/15/2028	243,000	274,711
4.60%, 10/15/2038	75,000	89,267
3.25%, 11/01/2039	1,250,000	1,270,011
3.45%, 02/01/2050	1,000,000	1,028,981
4.95%, 10/15/2058	76,000	98,316

		3,235,992

Casinos & Gaming-0.25%
MGM China Holdings Ltd. (Macau)
5.38%, 05/15/2024(d)	218,000	228,900
5.88%, 05/15/2026(d)	200,000	212,000

		440,900

Commodity Chemicals-0.14%
Alpek S.A.B. de C.V. (Mexico), 4.25%, 09/18/2029(d)	247,000	252,002

Consumer Finance-0.04%
Credit Acceptance Corp., 6.63%, 03/15/2026(d)	71,000	75,615

Copper-0.13%
Freeport-McMoRan, Inc., 5.00%, 09/01/2027	234,000	239,558

Data Processing & Outsourced Services-0.49%
PayPal Holdings, Inc.
2.40%, 10/01/2024	301,000	303,377
2.65%, 10/01/2026	216,000	218,949
2.85%, 10/01/2029	336,000	338,717

		861,043

Diversified Banks-5.83%
Africa Finance Corp. (Supranational), 4.38%, 04/17/2026(d)	280,000	294,172

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco Total Return Bond ETF (GTO)–(continued)

October 31, 2019

	Principal Amount	Value
Diversified Banks-(continued)
Bank of America Corp., 3.19%, 07/23/2030	$1,000,000	$1,033,912
Citigroup, Inc.
3.48% (3 mo. USD LIBOR + 1.38%), 03/30/2021(e)	100,000	101,535
3.98%, 03/20/2030	1,000,000	1,090,965
2.98%, 11/05/2030	2,278,000	2,300,163
Series P, 5.95%(f)	390,000	419,693
Series T, 6.25%(f)	100,000	113,758
Series U, 5.00%(f)	414,000	431,260
Citizens Bank N.A., 2.94% (3 mo. USD LIBOR + 0.81%), 05/26/2022(e)	250,000	251,212
Commonwealth Bank of Australia (Australia), 3.74%, 09/12/2039(d)	200,000	201,043
HSBC Holdings PLC (United Kingdom), 6.25%(f)	292,000	305,213
JPMorgan Chase & Co. 2.82% (3 mo. USD LIBOR + 0.89%), 07/23/2024(e)	205,000	206,417
3.70%, 05/06/2030	1,000,000	1,076,600
Series I, 5.41% (3 mo. USD LIBOR + 3.47%)(e)(f)	59,000	59,501
Mizuho Financial Group, Inc. (Japan), 2.92% (3 mo. USD LIBOR + 0.79%), 03/05/2023(e)	100,000	100,192
National Australia Bank Ltd. (Australia), 3.93%, 08/02/2034(d)	250,000	258,904
Royal Bank of Scotland Group PLC (United Kingdom), 3.75%, 11/01/2029	315,000	317,971
Societe Generale S.A. (France), 7.38%(d)(f)	205,000	218,258
Standard Chartered PLC (United Kingdom), 3.33% (3 mo. USD LIBOR + 1.20%), 09/10/2022(d)(e)	200,000	201,406
Sumitomo Mitsui Financial Group, Inc. (Japan), 3.04%, 07/16/2029	205,000	210,484
Wells Fargo & Co., 4.15%, 01/24/2029	1,000,000	1,111,715

		10,304,374

Diversified Capital Markets-0.32%
Credit Suisse Group AG (Switzerland), 7.50%(d)(f)	200,000	216,938
UBS Group Funding Switzerland AG (Switzerland)
3.57% (3 mo. USD LIBOR + 1.44%), 09/24/2020(d)(e)	200,000	202,317
3.77% (3 mo. USD LIBOR + 1.78%), 04/14/2021(d)(e)	150,000	152,966

		572,221

Diversified Chemicals-0.49%
Braskem Netherlands Finance B.V. (Brazil)
4.50%, 01/31/2030(d)	305,000	302,560
5.88%, 01/31/2050(d)	335,000	333,258
Dow Chemical Co. (The), 3.15%, 05/15/2024(d)	223,000	230,506

		866,324

	Principal Amount	Value
Diversified Metals & Mining-0.38%
BHP Billiton Finance USA Ltd. (Australia), 6.75%, 10/19/2075(d)	$150,000	$176,438
Minera Mexico S.A. de C.V. (Mexico), 4.50%, 01/26/2050(d)	210,000	206,472
Teck Resources Ltd. (Canada), 6.13%, 10/01/2035	250,000	282,563

		665,473

Diversified REITs-0.36%
Fort Benning Family Communities LLC, 5.81%, 01/15/2051(d)	200,000	241,875
STORE Capital Corp., 4.63%, 03/15/2029	75,000	83,198
Trust F/1401 (Mexico), 4.87%, 01/15/2030(d)	300,000	313,275

		638,348

Electric Utilities-0.86%
Drax Finco PLC (United Kingdom), 6.63%, 11/01/2025(d)	200,000	212,750
Empresas Publicas de Medellin E.S.P. (Colombia), 4.25%, 07/18/2029(d)	200,000	209,860
PT Perusahaan Listrik Negara (Indonesia)
3.38%, 02/05/2030(d)	665,000	664,525
4.38%, 02/05/2050(d)	425,000	426,518

		1,513,653

Electronic Components-0.06%
Sensata Technologies, Inc., 4.38%, 02/15/2030(d)	100,000	100,938

Health Care REITs-0.28%
MPT Operating Partnership L.P./MPT Finance Corp., 4.63%, 08/01/2029	115,000	120,177
Senior Housing Properties Trust, 4.75%, 02/15/2028	250,000	258,493
Welltower, Inc., 3.10%, 01/15/2030	123,000	124,741

		503,411

Health Care Services-0.06%
Cigna Corp., 2.89% (3 mo. USD LIBOR + 0.89%), 07/15/2023(e)	106,000	106,444

Homebuilding-0.59%
KB Home, 4.80%, 11/15/2029	520,000	525,525
M.D.C. Holdings, Inc., 6.00%, 01/15/2043	500,000	523,125

		1,048,650

Hotel & Resort REITs-0.11%
Service Properties Trust, 5.25%, 02/15/2026	180,000	189,107

Hotels, Resorts & Cruise Lines-0.56%
ESH Hospitality, Inc., 4.63%, 10/01/2027(d)	500,000	502,550
Marriott Ownership Resorts, Inc., 4.75%, 01/15/2028(d)	474,000	485,992

		988,542

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Invesco Total Return Bond ETF (GTO)–(continued)

October 31, 2019

	Principal Amount	Value
Industrial Conglomerates-0.41%
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/2035	$273,000	$288,621
General Electric Co., 5.55%, 01/05/2026	387,000	440,246

		728,867

Industrial REITs-0.18%
Lexington Realty Trust, 4.40%, 06/15/2024	300,000	313,171

Integrated Oil & Gas-0.33%
Saudi Arabian Oil Co. (Saudi Arabia), 2.88%, 04/16/2024(d)	573,000	582,139

Integrated Telecommunication Services-0.82%
Altice France S.A. (France), 7.38%, 05/01/2026(d)	200,000	214,669
AT&T, Inc.
3.31% (3 mo. USD LIBOR + 1.18%), 06/12/2024(e)	102,000	103,841
5.15%, 02/15/2050	500,000	586,459
Verizon Communications, Inc., 3.88%, 02/08/2029	500,000	553,425

		1,458,394

Interactive Media & Services-0.95%
Cable Onda S.A. (Panama), 4.50%, 01/30/2030(d)	1,720,000	873,132
Diamond Sports Group LLC/Diamond Sports Finance Co.
5.38%, 08/15/2026(d)	382,000	400,145
6.63%, 08/15/2027(d)	40,000	41,300
Match Group, Inc., 5.63%, 02/15/2029(d)	339,000	364,425

		1,679,002

Internet Services & Infrastructure-0.13%
Network i2i Ltd. (India), 5.65%(d)(f)	240,000	226,200

Investment Banking & Brokerage-0.62%
Goldman Sachs Group, Inc. (The), 4.22%, 05/01/2029	1,000,000	1,093,719

Leisure Facilities-0.24%
Speedway Motorsports LLC/Speedway Funding II, Inc., 4.88%, 11/01/2027(d) .	420,000	420,126

Life & Health Insurance-0.62%
American Equity Investment Life Holding Co., 5.00%, 06/15/2027	350,000	371,213
Brighthouse Financial, Inc., 4.70%, 06/22/2047	243,000	216,619
MetLife, Inc., 9.25%, 04/08/2038(d)	350,000	509,925

		1,097,757

Movies & Entertainment-0.04%
Netflix, Inc., 5.38%, 11/15/2029(d)	68,000	71,740

Office REITs-0.13%
Alexandria Real Estate Equities, Inc.
3.38%, 08/15/2031	83,000	87,369
4.00%, 02/01/2050	127,000	139,940

		227,309

	Principal Amount	Value
Oil & Gas Drilling-0.79%
Plains All American Pipeline, L.P.
3.55%, 12/15/2029	$1,401,000	$1,342,297
Series B, 6.13%(f)	54,000	50,220

		1,392,517

Oil & Gas Exploration & Production-0.12%
Continental Resources, Inc., 5.00%, 09/15/2022	204,000	205,693

Oil & Gas Refining & Marketing-0.08%
Parkland Fuel Corp. (Canada), 5.88%, 07/15/2027(d)	133,000	141,089

Oil & Gas Storage & Transportation-0.78%
Buckeye Partners, L.P., 4.35%, 10/15/2024	307,000	307,673
Energy Transfer Operating, L.P.
6.00%, 06/15/2048	71,000	82,327
Series 20Y, 5.80%, 06/15/2038	71,000	81,244
MPLX L.P.
3.00% (3 mo. USD LIBOR + 0.90%), 09/09/2021(e)	524,000	526,172
3.20% (3 mo. USD LIBOR + 1.10%), 09/09/2022(e)	379,000	380,427

		1,377,843

Other Diversified Financial Services-0.62%
AMC East Communities LLC, 6.01%, 01/15/2053(d)	191,731	235,689
Ares Finance Co. LLC, 4.00%, 10/08/2024(d)	150,000	150,830
Aviation Capital Group LLC
2.61% (3 mo. USD LIBOR + 0.67%), 07/30/2021(d)(e)	69,000	68,836
4.13%, 08/01/2025(d)	97,000	101,595
Carlyle Finance LLC, 5.65%, 09/15/2048(d)	129,000	152,258
Fort Knox Military Housing Privatization Project, 2.25% (1 mo. USD LIBOR + 0.34%), 02/15/2052(d)(e)	235,653	151,158
Mid-Atlantic Military Family Communities LLC, 5.30%, 08/01/2050(d)	229,351	238,973

		1,099,339

Packaged Foods & Meats-0.96%
BRF S.A. (Brazil), 4.88%, 01/24/2030(d) .	405,000	404,554
Hershey Co. (The)
2.45%, 11/15/2029	467,000	473,096
3.13%, 11/15/2049	682,000	697,750
Mars, Inc., 2.70%, 04/01/2025(d)	121,000	124,895

		1,700,295

Paper Products-0.17%
Celulosa Arauco y Constitucion S.A. (Chile), 5.15%, 01/29/2050(d)	210,000	207,889
Mercer International, Inc. (Germany), 7.38%, 01/15/2025(d)	85,000	88,400

		296,289

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Invesco Total Return Bond ETF (GTO)–(continued)

October 31, 2019

	Principal Amount	Value
Pharmaceuticals-0.33%
Bristol-Myers Squibb Co.
2.90%, 07/26/2024(d)	$355,000	$368,131
3.40%, 07/26/2029(d)	205,000	220,684

		588,815

Property & Casualty Insurance-0.18%
First American Financial Corp., 4.30%, 02/01/2023	300,000	311,817

Railroads-0.39%
Norfolk Southern Corp., 2.55%, 11/01/2029	280,000	281,491
Union Pacific Corp., 3.95%, 08/15/2059 .	390,000	412,707

		694,198

Real Estate Development-0.46%
Atlantic Marine Corps Communities LLC, 5.34%, 12/01/2050(d)	95,292	116,313
Pacific Beacon LLC
5.38%, 07/15/2026(d)	94,856	103,490
5.51%, 07/15/2036(d)	500,000	602,157

		821,960

Regional Banks-0.50%
Fifth Third Bancorp, 2.38%, 01/28/2025	515,000	517,793
Zions Bancorp. N.A., 3.25%, 10/29/2029	365,000	364,768

		882,561

Reinsurance-0.39%
Global Atlantic Fin Co., 4.40%, 10/15/2029(d)	680,000	683,616

Residential REITs-0.24%
Spirit Realty L.P.
4.00%, 07/15/2029	75,000	79,371
3.40%, 01/15/2030	335,000	337,674

		417,045

Semiconductor Equipment-0.06%
Lam Research Corp.
4.00%, 03/15/2029	45,000	49,819
4.88%, 03/15/2049	40,000	49,347

		99,166

Semiconductors-0.22%
Micron Technology, Inc.
4.98%, 02/06/2026	60,000	65,261
4.19%, 02/15/2027	275,000	287,530
5.33%, 02/06/2029	35,000	38,789

		391,580

Sovereign Debt-0.37%
Abu Dhabi Government International Bond (United Arab Emirates)
2.13%, 09/30/2024(d)	250,000	249,010
2.50%, 09/30/2029(d)	200,000	198,875
Qatar Government International Bond (Qatar), 3.38%, 03/14/2024(d)	200,000	209,375

		657,260

	Principal Amount	Value
Specialized Finance-0.06%
Park Aerospace Holdings Ltd. (Ireland), 5.25%, 08/15/2022(d)	$100,000	$106,745

Specialized REITs-0.32%
Iron Mountain, Inc., 4.88%, 09/15/2029(d)	546,000	560,332

Steel-1.27%
Steel Dynamics, Inc., 5.50%, 10/01/2024	2,181,000	2,252,493

Technology Hardware, Storage & Peripherals-0.22%
Apple, Inc.
2.05%, 09/11/2026	214,000	213,389
2.20%, 09/11/2029	107,000	105,378
Dell International LLC/EMC Corp., 4.90%, 10/01/2026(d)	70,000	76,008

		394,775

Tobacco-0.37%
BAT Capital Corp. (United Kingdom), 2.79%, 09/06/2024	649,000	646,415

Trading Companies & Distributors-0.41%
Aircastle Ltd., 4.40%, 09/25/2023	500,000	525,974
BOC Aviation Ltd. (Singapore), 3.24% (3 mo. USD LIBOR + 1.13%), 09/26/2023(d)(e)	200,000	201,419

		727,393

Trucking-0.15%
Avolon Holdings Funding Ltd. (Ireland), 4.38%, 05/01/2026(d)	50,000	52,960
SMBC Aviation Capital Finance DAC (Ireland), 4.13%, 07/15/2023(d)	204,000	215,355

		268,315

Wireless Telecommunication Services-0.30%
Rogers Communications, Inc. (Canada), 4.35%, 05/01/2049	36,000	40,595
VEON Holdings B.V. (Netherlands), 4.00%, 04/09/2025(d)	485,000	498,852

		539,447

Total U.S. Dollar Denominated Bonds & Notes (Cost $59,430,032)		61,084,399

U.S. Government Sponsored Agency Mortgage-Backed Securities-20.44%
Collateralized Mortgage Obligations-5.50%
Fannie Mae Connecticut Avenue Securities
Series 2016-C07, Class 2M2, 6.17% (1 mo. USD LIBOR + 4.35%), 05/25/2029(e)	123,447	129,730
Series 2018-C05, Class 1M2, 4.17% (1 mo. USD LIBOR + 2.35%), 01/25/2031(e)	137,000	138,514

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Invesco Total Return Bond ETF (GTO)–(continued)

October 31, 2019

	Principal Amount	Value
Collateralized Mortgage Obligations-(continued)
Fannie Mae Connecticut Avenue
Securities
Series 2019-R03, Class 1M2, 3.97% (1 mo. USD LIBOR + 2.15%), 09/25/2031(d)(e)	$278,000	$279,241
Series 2019-R06, Class 2M2, 3.92% (1 mo. USD LIBOR + 2.10%), 09/25/2039(d)(e)	284,000	284,835
Fannie Mae Multifamily Connecticut Avenue Securities, Series 2019-01, Class M7, 3.50% (1 mo. USD LIBOR + 1.70%), 10/15/2049(d)(e)	1,983,000	2,006,616
Freddie Mac Military Housing Bonds Resecuritization Trust Ctfs., Series 2015-R1, Class B1, 3.48%, 11/25/2055(d)(g)	958,280	1,113,703
Freddie Mac Multifamily Structured Pass Through Ctfs.
Series 2013-K026, Class X1, IO, 0.98%, 11/25/2022(g)	5,074,948	126,913
Series 2013-K035, Class X1, IO, 0.38%, 08/25/2023(g)	8,180,248	105,506
Series 2014-K036, Class X1, IO, 0.89%, 10/25/2023(g)	5,934,100	154,280
Series 2014-K037, Class X1, IO, 0.98%, 01/25/2024(g)	6,319,748	219,260
Series 2015-K042, Class X1, IO, 1.05%, 12/25/2024(g)	4,376,425	200,903
Series 2017-K066, Class AM, 3.20%, 06/25/2027	250,000	268,295
Series 2017-KGX1, Class AFX, 3.00%, 10/25/2027	1,000,000	1,056,127
Series 2018-K074, Class AM, 3.60%, 02/25/2028	1,000,000	1,101,504
Series 2018-K154, Class A3, 3.46%, 11/25/2032	1,000,000	1,104,891
Series K038, Class X1, IO, 1.15%, 03/25/2024(g)	4,147,468	173,374
Seasoned Credit Risk Transfer Trust
Series 2017-3, Class HT, 3.25%, 07/25/2056(h)	422,515	436,546
Series 2017-4, Class HT, 3.00%, 06/25/2057(h)	794,965	821,613

		9,721,851

Federal Home Loan Mortgage Corp. (FHLMC)-1.75%
3.55%, 10/01/2033	488,467	533,052
3.00%, 10/01/2034	1,159,437	1,188,272
4.00%, 11/01/2048 to 07/01/2049	1,323,858	1,380,668

		3,101,992

Federal National Mortgage Association (FNMA)-12.48%
2.86%, 09/01/2029	500,000	527,295
2.99%, 09/01/2029	500,000	528,799
2.82%, 10/01/2029	500,000	525,622
3.05%, 10/01/2029	500,000	533,430
2.90%, 11/01/2029	500,000	524,924
3.08%, 10/01/2032	750,000	800,871
3.24%, 11/01/2032	484,183	522,073
3.31%, 01/01/2033	1,000,000	1,092,657

	Principal Amount	Value
Federal National Mortgage Association (FNMA)-(continued)
2.50%, 10/01/2034	$1,633,017	$1,651,172
3.50%, 05/01/2047 to 06/01/2047	4,569,416	4,788,511
4.00%, 11/01/2047	484,441	508,705
3.00%, 09/01/2049 to 10/01/2049	6,778,258	6,951,163
TBA, 2.50%, 11/01/2034(i)	822,000	830,894
TBA, 3.00%, 11/01/2034 to 11/01/2049(i)	2,235,000	2,279,553

		22,065,669

Government National Mortgage Association (GNMA)-0.71%
TBA, 3.00%, 11/01/2049(i)	865,000	890,476
TBA, 4.00%, 11/01/2049(i)	350,000	363,973

		1,254,449

Total U.S. Government Sponsored Agency Mortgage- Backed Securities (Cost $35,208,670)		36,143,961

Asset-Backed Securities-7.47%
Anchorage Credit Funding 4 Ltd. (Cayman Islands), Series 2016-4A, Class A, 3.50%, 02/15/2035(d)	500,000	506,717
Bear Stearns Asset Backed Securities I Trust, Series 2006-HE9, Class 2A, 1.96% (1 mo. USD LIBOR + 0.14%), 11/25/2036(e)	338,063	331,862
Chase Home Lending Mortgage Trust, Series 2019-ATR2, Class A3, 3.50%, 07/25/2049(d)(g)	579,331	588,858
Citigroup Mortgage Loan Trust, Series 2019-IMC1, Class A1, 2.72%, 07/25/2049(d)(g)	321,284	323,054
Domino’s Pizza Master Issuer LLC, Series 2017-1A, Class A2I, 3.53% (3 mo. USD LIBOR + 1.25%), 07/25/2047(d)(e)	588,000	588,441
DT Auto Owner Trust Series 2019-3A, Class C, 2.74%, 04/15/2025(d)	150,000	151,658
Series 2019-3A, Class D, 2.96%, 04/15/2025(d)	214,000	215,724
FREMF Mortgage Trust, Series 2013- K29, Class X2A, IO, 0.13%, 05/25/2046(d)	28,736,257	98,175
GCAT Trust, Series 2019-NQM2, Class A1, 2.86%, 09/25/2059(d)(h)	978,522	983,835
Golub Capital Partners CLO 16 Ltd. (Cayman Islands), Series 2013-16A, Class A2R, 3.79% (3 mo. USD LIBOR + 1.85%), 07/25/2029(d)(e)	300,000	298,981
Golub Capital Partners CLO 41 B Ltd. (Cayman Islands), Series 2019-41A, Class A, 3.34% (3 mo. USD LIBOR + 1.37%), 04/20/2029(d)(e)	427,000	428,135
GS Mortgage Securities Corp. Trust, Series 2017-STAY, Class C, 3.26% (1 mo. USD LIBOR + 1.35%), 07/15/2032(d)(e)	500,000	500,002

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Invesco Total Return Bond ETF (GTO)–(continued)

October 31, 2019

	Principal Amount	Value
Hertz Vehicle Financing II L.P., Series 2019-2A, Class A, 3.42%, 05/25/2025(d)	$300,000	$311,360
Horizon Aircraft Finance III Ltd. (Cayman Islands), Series 2019-2, Class A, 3.43%, 11/15/2039(d)	400,000	402,860
JOL Air Ltd. (Cayman Islands), Series 2019-1, Class A, 3.97%, 04/15/2044(d)	255,373	258,070
MACH 1 Cayman Ltd. (Cayman Islands), Series 2019-1, Class B, 4.34%, 10/15/2039(d)	250,000	249,263
New Residential Mortgage Loan Trust, Series 2019-NQM4, Class A1, 2.49%, 09/25/2059(d)(g)	992,202	993,959
Newstar Commercial Loan Funding LLC, Series 2016-1A, Class B, 5.88% (3 mo. USD LIBOR + 3.75%), 02/25/2028(d)(e)	250,000	250,187
One Bryant Park Trust, Series 2019-OBP, Class A, 2.52%, 09/15/2054(d)	457,000	457,990
PPM CLO 3 Ltd. (Cayman Islands)
Series 2019-3A, Class A, 3.40% (3 mo. USD LIBOR + 1.40%), 07/17/2030(d)(e)	250,000	249,283
Series 2019-3A, Class B, 3.95% (3 mo. USD LIBOR + 1.95%), 07/17/2030(d)(e)	250,000	249,642
Residential Mortgage Loan Trust, Series 2019-3, Class A1, 2.63%, 09/25/2059(d)(g)	191,213	191,425
Store Master Funding I-VII, Series 2016-1A, Class A2, 4.32%, 10/20/2046(d)	477,310	504,139
Taco Bell Funding LLC, Series 2016-1A, Class A23, 4.97%, 05/25/2046(d)	146,625	156,734
Wells Fargo Commercial Mortgage Trust, Series 2016-NXS5, Class XA, IO, 1.51%, 01/15/2059(g)	1,921,463	119,232
Wendy’s Funding LLC
Series 2015-1A, Class A23, 4.50%, 06/15/2045(d)	2,208,000	2,283,375
Series 2019-1A, Class A2II, 4.08%, 06/15/2049(d)	498,750	519,278
Woodmont Trust
Series 2017-2A, Class A, 3.80% (3 mo. USD LIBOR + 1.80%), 07/18/2028(d)(e)	500,000	499,633
Series 2017-3A, Class A1, 3.73% (3 mo. USD LIBOR + 1.73%), 10/18/2029(d)(e)	500,000	499,285

Total Asset-Backed Securities (Cost $13,061,022)		13,211,157

U.S. Government Sponsored Agency Securities-1.69%
Fannie Mae STRIPS
0.00%, 05/15/2029(j)	450,000	367,557
0.00%, 01/15/2030(j)	1,300,000	1,042,320
0.00%, 05/15/2030(j)	850,000	676,952

	Principal Amount	Value
Federal Home Loan Mortgage Corp.
0.00%, 12/14/2029(j)	$150,000	$120,733
0.00%, 09/15/2030(j)	350,000	275,243
Tennessee Valley Authority
5.38%, 04/01/2056	100,000	159,959
4.25%, 09/15/2065	250,000	344,452

Total U.S. Government Sponsored Agency Securities (Cost $2,614,813)		2,987,216

Agency Credit Risk Transfer Notes-0.40%
Freddie Mac
Series 2016-DNA4, Class M3, STACR® , 5.62% (1 mo. USD LIBOR + 3.80%), 03/25/2029(e)(k)	250,000	265,887
Series 2016-HQA4, Class M3, STACR® , 5.72% (1 mo. USD LIBOR + 3.90%), 04/25/2029(e)(k)	251,000	267,772
Series 2019-HQA2, Class M1, STACR® , 2.52% (1 mo. USD LIBOR + 0.70%), 04/25/2049(d)(e)(k)	169,694	169,742

Total Agency Credit Risk Transfer Notes (Cost $702,171)		703,401

Municipal Obligations-0.37%
Illinois (State of), Series 2010 1, GO Bonds, (INS-AGM), 6.63%, 02/01/2035(l)	200,000	251,170
Los Angeles (City of), CA Department of Water & Power System Revenue, Series 2010, RB, 6.57%, 07/01/2045 .	255,000	399,093

Total Municipal Obligations (Cost $601,988)		650,263

Non-U.S. Dollar Denominated Bonds & Notes-0.31%
Electric Utilities-0.25%
PT Perusahaan Listrik Negara (Indonesia), 1.88%, 11/05/2031(d)(m) .	EUR 390,000	433,426

Movies & Entertainment-0.06%
Netflix, Inc., 3.88%, 11/15/2029(d)(m)	EUR 100,000	114,474

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $542,998)		547,900

	Shares

Preferred Stocks-0.23%
Diversified Banks-0.23%
Wells Fargo & Co., Class A, Series L, Conv. Pfd., 7.50% (Cost $337,953)	266	401,527

Purchased Call Options-0.03% (Cost $43,385)(n)		45,300

TOTAL INVESTMENTS IN SECURITIES-100.55% (Cost $173,921,077)		177,751,729
OTHER ASSETS LESS LIABILITIES-(0.55)%		(968,944)

NET ASSETS-100.00%.		$176,782,785

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Invesco Total Return Bond ETF (GTO)–(continued)

October 31, 2019

Investment Abbreviations:
AGM	-Assured Guaranty Municipal Corp.
CLO	-Collateralized Loan Obligation
Conv.	-Convertible
Ctfs.	-Certificates
EUR	-Euro
GO	-General Obligation
IO	-Interest Only
LIBOR	-London Interbank Offered Rate
Pfd.	-Preferred
RB	-Revenue Bonds
REIT	-Real Estate Investment Trust
STACR®	-Structured Agency Credit Risk
STRIPS	-Separately Traded Registered Interest and Principal Security
TBA	-To Be Announced
USD	-U.S. Dollar

Notes to Schedule of Investments

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 2P.
(c)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2019 was $41,445,419, which represented 23.44% of the Fund’s Net Assets.

(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2019.
(f)	Perpetual bond with no specified maturity date.
(g)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on October 31, 2019.

(h)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(i)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions.
(j)	Denotes a zero coupon security issued at a substantial discount from its value at maturity.
(k)

Principal payments are determined by the delinquency and principal payment experience on the STACR® reference pool. Freddie Mac transfers credit risk from the mortgages in the reference pool to credit investors who invest in the STACR® debt notes.

(l)	Principal and/or interest payments are secured by the bond insurance company listed.
(m)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(n)	The table below details options purchased.

Open Exchange-Traded Index Options Purchased
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Notional Value*	Value

Equity Risk
S&P 500 Index	Call	12/18/2020	2	$ 3,000	$ 600,000	$ 45,300

* Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk
U.S. Treasury 2 Year Notes	110	December-2019	$23,716,172	$(11,248)	$(11,248)
U.S. Treasury 10 Year Notes	41	December-2019	5,342,172	(13,245)	(13,245)
U.S. Treasury Ultra Bonds	24	December-2019	4,554,000	71,759	71,759

Subtotal-Long Futures Contracts				47,266	47,266

Short Futures Contracts
Interest Rate Risk
U.S. Treasury 5 Year Notes	2	December-2019	(238,406)	27	27

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Invesco Total Return Bond ETF (GTO)–(continued)

October 31, 2019

Open Futures Contracts–(continued)
Short Futures Contracts–(continued)	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 10 Year Ultra Notes	238	December-2019	$(33,822,031)	$ 54,878	$ 54,878
U.S. Treasury Long Bonds	1	December-2019	(161,375)	4,904	4,904
Subtotal–Short Futures Contracts				59,809	59,809
Total Futures Contracts				$107,075	$ 107,075

Open Forward Foreign Currency Contracts
		Contract to		Unrealized
Settlement Date	Counterparty	Deliver	Receive	Appreciation
Currency Risk
11/29/2019	Goldman Sachs International	EUR 350,000	USD 391,341	$133

Abbreviations:

EUR -Euro

USD -U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Invesco Ultra Short Duration ETF (GSY)

October 31, 2019

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-53.65%
Advertising-0.28%
Interpublic Group of Cos., Inc. (The), 3.50%, 10/01/2020	$2,000,000	$2,026,322
Omnicom Group, Inc./Omnicom Capital, Inc., 4.45%, 08/15/2020	5,253,000	5,351,830

		7,378,152

Aerospace & Defense-0.96%
General Dynamics Corp., 2.88%, 05/11/2020	10,000,000	10,051,109
United Technologies Corp.
1.50%, 11/01/2019	3,575,000	3,575,000
2.82% (3 mo. USD LIBOR + 0.65%), 08/16/2021(b)	6,772,000	6,773,341
3.35%, 08/16/2021	4,631,000	4,753,765

		25,153,215

Agricultural & Farm Machinery-0.37%
John Deere Capital Corp., 2.50% (3 mo. USD LIBOR + 0.40%), 06/07/2021(b)	9,639,000	9,674,390

Asset Management & Custody Banks-0.92%
Bank of New York Mellon Corp. (The)
2.60%, 08/17/2020	9,000,000	9,050,600
2.43% (3 mo. USD LIBOR + 0.30%), 12/04/2020(b)	15,000,000	15,006,156

		24,056,756

Automobile Manufacturers-2.58%
American Honda Finance Corp.
2.50% (3 mo. USD LIBOR + 0.47%), 01/08/2021(b)	10,666,000	10,702,714
2.49% (3 mo. USD LIBOR + 0.35%), 06/11/2021(b)	5,625,000	5,639,740
General Motors Co., 3.01% (3 mo. USD LIBOR + 0.80%), 08/07/2020(b)	6,552,000	6,562,570
Hyundai Capital America, 2.97% (3 mo. USD LIBOR + 0.94%), 07/08/2021(b)(c)	10,000,000	10,020,627
Nissan Motor Acceptance Corp., 2.25%, 01/13/2020(c)	6,050,000	6,051,022
Toyota Motor Credit Corp.
2.60%, 01/11/2022	6,000,000	6,104,851
2.52% (3 mo. USD LIBOR + 0.40%), 05/17/2022(b)	12,260,000	12,288,946
Volkswagen Group of America Finance, LLC (Germany)
2.95% (3 mo. USD LIBOR + 0.77%), 11/13/2020(b)(c)	6,775,000	6,803,950
2.50%, 09/24/2021(c)	3,500,000	3,525,152

		67,699,572

	Principal Amount	Value
Biotechnology-1.08%
AbbVie, Inc., 2.50%, 05/14/2020	$16,183,000	$16,229,313
Shire Acquisitions Investments Ireland DAC, 2.40%, 09/23/2021	12,000,000	12,078,104

		28,307,417

Cable & Satellite-0.92%
Comcast Corp., 2.54% (3 mo. USD LIBOR + 0.44%), 10/01/2021(b)	20,000,000	20,112,431
Time Warner Cable LLC, 5.00%, 02/01/2020	4,000,000	4,026,965

		24,139,396

Consumer Finance-1.63%
American Express Co.
2.65% (3 mo. USD LIBOR + 0.53%), 05/17/2021(b)	5,000,000	5,014,658
2.49% (3 mo. USD LIBOR + 0.60%), 11/05/2021(b)	12,000,000	12,066,868
2.75%, 05/20/2022	9,134,000	9,308,942
Capital One Financial Corp.
2.94% (3 mo. USD LIBOR + 0.76%), 05/12/2020(b)	2,250,000	2,256,262
2.39% (3 mo. USD LIBOR + 0.45%), 10/30/2020(b)	4,100,000	4,107,965
3.05% (3 mo. USD LIBOR + 0.95%), 03/09/2022(b)	10,000,000	10,083,693

		42,838,388

Diversified Banks-12.82%
ABN AMRO Bank N.V. (Netherlands), 2.70% (3 mo. USD LIBOR + 0.57%), 08/27/2021(b)(c)	4,834,000	4,854,965
ANZ New Zealand (Int’l) Ltd. (New Zealand), 2.85%, 08/06/2020(c)	10,000,000	10,069,668
Australia & New Zealand Banking Group Ltd. (Australia), 2.58% (3 mo. USD LIBOR + 0.46%), 05/17/2021(b)(c)	4,737,000	4,756,310
Bank of America Corp.
2.63% (3 mo. USD LIBOR + 0.66%), 07/21/2021(b)	2,250,000	2,257,058
2.75% (3 mo. USD LIBOR + 0.65%), 10/01/2021(b)	8,850,000	8,882,385
2.76% (3 mo. USD LIBOR + 0.65%), 06/25/2022(b)	12,000,000	12,060,979
BPCE S.A. (France), 3.37% (3 mo. USD LIBOR + 1.22%), 05/22/2022(b)(c)	12,000,000	12,156,144
Citibank N.A., 2.63% (3 mo. USD LIBOR + 0.50%), 06/12/2020(b)	2,000,000	2,005,967
Citigroup, Inc., 2.80% (3 mo. USD LIBOR + 0.79%), 01/10/2020(b)	9,400,000	9,408,084

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Invesco Ultra Short Duration ETF (GSY)–(continued)

October 31, 2019

	Principal Amount	Value

Diversified Banks-(continued)
Citizens Bank N.A.
2.68% (3 mo. USD LIBOR + 0.54%), 03/02/2020(b)	$10,000,000	$10,012,528
2.70% (3 mo. USD LIBOR + 0.57%), 05/26/2020(b)	2,884,000	2,891,233
3.25%, 02/14/2022	3,061,000	3,141,272
Commonwealth Bank of Australia (Australia)
2.85% (3 mo. USD LIBOR + 0.64%), 11/07/2019(b)(c)	3,402,000	3,402,279
2.30%, 03/12/2020	5,995,000	6,003,718
Cooperatieve Rabobank U.A. (Netherlands), 2.25%, 01/14/2020	14,474,000	14,483,253
Credit Agricole Corporate & Investment Bank S.A. (France)
2.30% (3 mo. USD LIBOR + 0.40%), 05/03/2021(b)(c)	10,000,000	10,017,630
2.71% (3 mo. USD LIBOR + 0.63%), 10/03/2021(b)	7,360,000	7,382,155
Credit Agricole S.A. (France), 3.10% (3 mo. USD LIBOR + 0.97%), 06/10/2020(b)(c)	9,750,000	9,807,514
HSBC Bank PLC (United Kingdom), 4.13%, 08/12/2020(c)	4,500,000	4,579,209
HSBC Holdings PLC (United Kingdom), 2.78% (3 mo. USD LIBOR + 0.65%), 09/11/2021(b)	10,714,000	10,739,325
Huntington National Bank (The), 2.64% (3 mo. USD LIBOR + 0.51%), 03/10/2020(b)	10,000,000	10,019,774
JPMorgan Chase & Co., 2.82% (3 mo. USD LIBOR + 0.68%), 06/01/2021(b)	7,257,000	7,278,335
JPMorgan Chase Bank, N.A., 2.49% (3 mo. USD LIBOR + 0.37%), 02/19/2021(b)	10,730,000	10,739,293
Lloyds Bank PLC (United Kingdom), 2.70% (3 mo. USD LIBOR + 0.49%), 05/07/2021(b)	6,521,000	6,532,828
Mitsubishi UFJ Financial Group, Inc. (Japan)
4.02% (3 mo. USD LIBOR + 1.88%), 03/01/2021(b)	3,342,000	3,409,763
2.59% (3 mo. USD LIBOR + 0.65%), 07/26/2021(b)	6,000,000	6,023,096
3.19% (3 mo. USD LIBOR + 1.06%), 09/13/2021(b)	5,000,000	5,057,281
Mizuho Financial Group, Inc. (Japan), 3.27% (3 mo. USD LIBOR + 1.14%), 09/13/2021(b)	6,850,000	6,932,302
MUFG Union Bank, N.A., 3.15%, 04/01/2022	7,500,000	7,711,551
National Australia Bank Ltd. (Australia)
2.61% (3 mo. USD LIBOR + 0.71%), 11/04/2021(b)(c)	12,000,000	12,127,778
2.50%, 05/22/2022	12,500,000	12,682,122

	Principal Amount	Value

Diversified Banks-(continued)
NatWest Markets PLC (United Kingdom), 3.63%, 09/29/2022(c)	$17,600,000	$18,247,563
Nordea Bank Abp (Finland), 2.59% (3 mo. USD LIBOR + 0.47%), 05/29/2020(b)(c)	3,000,000	3,007,271
Royal Bank of Canada (Canada)
2.18% (3 mo. USD LIBOR + 0.24%), 10/26/2020(b)	5,000,000	5,012,284
2.33% (3 mo. USD LIBOR + 0.39%), 04/30/2021(b)	10,000,000	10,033,084
Sumitomo Mitsui Banking Corp. (Japan)
2.51%, 01/17/2020	5,216,000	5,221,891
2.37% (3 mo. USD LIBOR + 0.37%), 10/16/2020(b)	6,667,000	6,682,299
Sumitomo Mitsui Financial Group, Inc. (Japan)
3.78% (3 mo. USD LIBOR + 1.68%), 03/09/2021(b)	1,000,000	1,018,560
3.11% (3 mo. USD LIBOR + 1.14%), 10/19/2021(b)	2,300,000	2,329,377
Toronto-Dominion Bank (The) (Canada), 2.75% (3 mo. USD LIBOR + 0.35%), 07/22/2022(b)	10,000,000	9,927,446
UBS AG (Switzerland), 4.88%, 08/04/2020	10,250,000	10,483,164
United Overseas Bank Ltd. (Singapore), 2.41% (3 mo. USD LIBOR + 0.48%), 04/23/2021(b)(c)	2,500,000	2,505,294
US Bank N.A., 2.55% (3 mo. USD LIBOR + 0.38%), 11/16/2021(b)	9,091,000	9,123,141
Wells Fargo Bank, N.A., 2.53% (3 mo. USD LIBOR + 0.38%), 05/21/2021(b)	15,000,000	15,010,421

		336,027,594

Diversified Capital Markets-0.83%
Macquarie Bank Ltd. (Australia), 2.85%, 01/15/2021(c)(d)	13,000,000	13,139,148
UBS Group Funding Switzerland AG (Switzerland), 3.77% (3 mo. USD LIBOR + 1.78%), 04/14/2021(b)(c)	8,550,000	8,719,062

		21,858,210

Electric Utilities-1.45%
Exelon Generation Co. LLC, 4.00%, 10/01/2020	10,000,000	10,133,125
Georgia Power Co., Series C, 2.00%, 09/08/2020	15,000,000	15,014,491
NextEra Energy Capital Holdings, Inc., Series H, 3.34%, 09/01/2020	7,200,000	7,277,362
Progress Energy, Inc., 4.88%, 12/01/2019	5,680,000	5,692,252

		38,117,230

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

Invesco Ultra Short Duration ETF (GSY)–(continued)

October 31, 2019

	Principal Amount	Value
Environmental & Facilities Services-0.23%
Waste Management, Inc., 4.75%, 06/30/2020	$5,893,000	$6,001,786

Health Care Distributors-0.14%
McKesson Corp., 3.65%, 11/30/2020	3,583,000	3,645,347

Health Care Equipment-0.17%
Zimmer Biomet Holdings, Inc., 2.91% (3 mo. USD LIBOR + 0.75%), 03/19/2021(b)	4,450,000	4,450,401

Health Care Services-1.43%
Cigna Corp., 3.20%, 09/17/2020	15,000,000	15,158,658
CVS Health Corp.
2.73% (3 mo. USD LIBOR + 0.63%), 03/09/2020(b)	3,450,000	3,455,560
3.13%, 03/09/2020	5,000,000	5,019,423
2.82% (3 mo. USD LIBOR + 0.72%), 03/09/2021(b)	3,250,000	3,268,803
Express Scripts Holding Co., 2.87% (3 mo. USD LIBOR + 0.75%), 11/30/2020(b)	10,700,000	10,700,979

		37,603,423

Hotels, Resorts & Cruise Lines-0.78%
Marriott International, Inc.
2.75% (3 mo. USD LIBOR + 0.65%), 03/08/2021(b)	1,986,000	1,995,205
Series N, 3.13%, 10/15/2021	11,412,000	11,619,879
Series Y, 2.74% (3 mo. USD LIBOR + 0.60%), 12/01/2020(b) .	6,667,000	6,685,740

		20,300,824

Industrial Conglomerates-0.45%
Siemens Financieringsmaatschappij N.V. (Germany)
2.46% (3 mo. USD LIBOR + 0.34%), 03/16/2020(b)(c)	5,000,000	5,008,666
1.70%, 09/15/2021(c)	6,904,000	6,889,977

		11,898,643

Insurance Brokers-1.20%
Aon Corp., 5.00%, 09/30/2020	12,500,000	12,839,965
Aon PLC, 2.80%, 03/15/2021	7,510,000	7,571,626
Marsh & McLennan Cos., Inc.
3.50%, 12/29/2020	5,000,000	5,089,184
3.30% (3 mo. USD LIBOR + 1.20%), 12/29/2021(b)	6,000,000	6,007,547

		31,508,322

Integrated Oil & Gas-1.31%
BP Capital Markets PLC (United Kingdom), 2.52%, 01/15/2020	12,000,000	12,014,007
Chevron Corp., 1.99%, 03/03/2020	12,735,000	12,741,601
Occidental Petroleum Corp., 2.60%, 08/13/2021	9,588,000	9,651,537

		34,407,145

	Principal Amount	Value
Integrated Telecommunication Services-2.08%
AT&T, Inc.
3.03% (3 mo. USD LIBOR + 0.93%), 06/30/2020(b)	$9,500,000	$9,550,013
2.95% (3 mo. USD LIBOR + 0.95%), 07/15/2021(b)	11,315,000	11,433,632
Deutsche Telekom International Finance B.V. (Germany), 2.58% (3 mo. USD LIBOR + 0.58%), 01/17/2020(b)(c)	9,500,000	9,508,786
Verizon Communications, Inc., 2.70% (3 mo. USD LIBOR + 0.55%), 05/22/2020(b)	23,826,000	23,894,137

		54,386,568

Investment Banking & Brokerage-1.76%
Goldman Sachs Group, Inc. (The)
3.09% (3 mo. USD LIBOR + 1.16%), 04/23/2020(b)	8,000,000	8,032,408
3.32% (3 mo. USD LIBOR + 1.20%), 09/15/2020(b)	250,000	251,973
2.83% (3 mo. USD LIBOR + 0.73%), 12/27/2020(b)	8,485,000	8,493,179
Morgan Stanley
3.10% (3 mo. USD LIBOR + 0.98%), 06/16/2020(b)	10,000,000	10,049,806
2.73% (3 mo. USD LIBOR + 0.55%), 02/10/2021(b)	1,250,000	1,251,203
2.82% (SOFR + 0.83%), 06/10/2022(b)	18,000,000	18,044,855

		46,123,424

IT Consulting & Other Services-0.38%
International Business Machines Corp., 2.58% (3 mo. USD LIBOR + 0.40%), 05/13/2021(b)	10,000,000	10,048,710

Life & Health Insurance-2.87%
AIG Global Funding
2.57% (3 mo. USD LIBOR + 0.46%), 06/25/2021(b)(c)	4,000,000	4,018,021
2.30%, 07/01/2022(c)	5,000,000	5,026,660
Jackson National Life Global Funding
2.10%, 10/25/2021(c)	10,350,000	10,379,767
3.30%, 02/01/2022(c)	10,000,000	10,284,098
New York Life Global Funding
1.95%, 09/28/2020(c)	12,000,000	12,015,332
2.22% (3 mo. USD LIBOR + 0.28%), 01/28/2021(b)(c)	3,500,000	3,505,901
2.00%, 04/13/2021(c)	5,000,000	5,011,314
2.56% (3 mo. USD LIBOR + 0.32%), 08/06/2021(b)(c)	6,665,000	6,679,890
2.44% (3 mo. USD LIBOR + 0.44%), 07/12/2022(b)(c)	7,407,000	7,425,619
Principal Life Global Funding II
2.41% (3 mo. USD LIBOR + 0.30%), 06/26/2020(b)(c)	7,500,000	7,508,995
2.63%, 11/19/2020(c)	3,470,000	3,488,893

		75,344,490

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Invesco Ultra Short Duration ETF (GSY)–(continued)

October 31, 2019

	Principal Amount	Value
Managed Health Care-0.91%
Aetna, Inc., 4.13%, 06/01/2021	$12,000,000	$12,311,307
UnitedHealth Group, Inc.
2.70%, 07/15/2020	9,685,000	9,745,308
2.13%, 03/15/2021	1,735,000	1,742,363

		23,798,978

Metal & Glass Containers-0.11%
Reynolds Group Issuer, Inc./LLC, 5.50% (3 mo. USD LIBOR + 3.50%), 07/15/2021(b)(c)	2,800,000	2,814,000

Movies & Entertainment-0.18%
Walt Disney Co. (The), 2.36% (3 mo. USD LIBOR + 0.25%), 09/01/2021(b)	4,762,000	4,776,522

Multi-line Insurance-1.74%
Assurant, Inc., 3.36% (3 mo. USD LIBOR + 1.25%), 03/26/2021(b)	510,000	510,040
MassMutual Global Funding II, 2.50%, 04/13/2022(c)	7,500,000	7,602,023
Metropolitan Life Global Funding I
2.13% (SOFR + 0.57%), 09/07/2020(b)(c)	5,402,000	5,415,625
2.50%, 12/03/2020(c)	15,794,000	15,918,007
2.26% (3 mo. USD LIBOR + 0.23%), 01/08/2021(b)(c)	16,100,000	16,122,003

		45,567,698

Office REITs-0.15%
Reckson Operating Partnership L.P., 7.75%, 03/15/2020	3,866,000	3,941,294

Oil & Gas Exploration & Production-0.85%
ConocoPhillips Co., 3.06% (3 mo. USD LIBOR + 0.90%), 05/15/2022(b)	11,853,000	12,025,505
EOG Resources, Inc., 4.40%, 06/01/2020	10,000,000	10,147,679

		22,173,184

Oil & Gas Refining & Marketing-0.07%
Phillips 66, 2.73% (3 mo. USD LIBOR + 0.60%), 02/26/2021(b)	1,900,000	1,900,274

Oil & Gas Storage & Transportation-1.83%
Enbridge, Inc. (Canada), 2.82% (3 mo. USD LIBOR + 0.70%), 06/15/2020(b)	1,000,000	1,001,658
Energy Transfer Operating, L.P., 4.15%, 10/01/2020	3,140,000	3,186,303
Enterprise Products Operating LLC, 5.25%, 01/31/2020	12,500,000	12,596,542
Kinder Morgan Energy Partners L.P., 5.30%, 09/15/2020	16,742,000	17,199,414
Kinder Morgan, Inc., 5.00%, 02/15/2021(c)	8,794,000	9,086,385
MPLX L.P., 3.20% (3 mo. USD LIBOR + 1.10%), 09/09/2022(b)	2,844,000	2,854,710
Williams Cos., Inc. (The), 4.13%, 11/15/2020	2,000,000	2,031,124

		47,956,136

	Principal Amount	Value
Other Diversified Financial Services-0.43%
Aviation Capital Group LLC
3.08% (3 mo. USD LIBOR + 0.95%), 06/01/2021(b)(c)	$9,574,000	$9,596,424
2.61% (3 mo. USD LIBOR + 0.67%), 07/30/2021(b)(c)	1,775,000	1,770,789

		11,367,213

Packaged Foods & Meats-1.17%
General Mills, Inc.
2.54% (3 mo. USD LIBOR + 0.54%), 04/16/2021(b)	8,100,000	8,124,149
3.20%, 04/16/2021	6,000,000	6,109,181
Kraft Heinz Foods Co., 2.75% (3 mo. USD LIBOR + 0.57%), 02/10/2021(b)	8,350,000	8,344,106
Mondelez International Holdings
Netherlands B.V., 2.00%, 10/28/2021(c)	8,052,000	8,057,559

		30,634,995

Pharmaceuticals-1.52%
Allergan Funding SCS
3.00%, 03/12/2020	9,155,000	9,178,365
3.39% (3 mo. USD LIBOR + 1.26%), 03/12/2020(b)	2,600,000	2,608,581
Bayer US Finance II LLC (Germany), 2.74% (3 mo. USD LIBOR + 0.63%), 06/25/2021(b)(c)	13,606,000	13,645,707
Bristol-Myers Squibb Co., 2.37% (3 mo. USD LIBOR + 0.20%), 11/16/2020(b)(c)	7,500,000	7,505,222
GlaxoSmithKline Capital PLC (United Kingdom), 2.53% (3 mo. USD LIBOR + 0.35%), 05/14/2021(b)	6,757,000	6,776,052

		39,713,927

Regional Banks-1.34%
KeyBank N.A., 2.57% (3 mo. USD LIBOR + 0.66%), 02/01/2022(b)	11,538,000	11,607,382
SunTrust Bank
2.25%, 01/31/2020	4,227,000	4,229,069
2.44% (3 mo. USD LIBOR + 0.50%), 10/26/2021(b)	8,277,000	8,291,113
2.71% (3 mo. USD LIBOR + 0.59%), 05/17/2022(b)	10,833,000	10,876,611

		35,004,175

Residential REITs-1.17%
American Campus Communities Operating Partnership L.P., 3.35%, 10/01/2020	25,016,000	25,286,678
AvalonBay Communities, Inc., 2.43% (3 mo. USD LIBOR + 0.43%), 01/15/2021(b)	5,350,000	5,348,813

		30,635,491

Restaurants-0.41%
McDonald’s Corp., 2.37% (3 mo. USD LIBOR + 0.43%), 10/28/2021(b)	10,652,000	10,654,055

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

Invesco Ultra Short Duration ETF (GSY)–(continued)

October 31, 2019

	Principal Amount	Value
Retail REITs-0.51%
Realty Income Corp., 3.25%, 10/15/2022	$3,798,000	$3,934,679
WEA Finance LLC/Westfield UK & Europe Finance PLC (France), 3.25%, 10/05/2020(c)	9,397,000	9,496,868

		13,431,547

Semiconductors-0.88%
Analog Devices, Inc., 2.50%, 12/05/2021	11,789,000	11,892,605
Intel Corp., 2.26% (3 mo. USD LIBOR + 0.08%), 05/11/2020(b)(d)	1,155,000	1,155,427
QUALCOMM, Inc., 2.69% (3 mo. USD LIBOR + 0.55%), 05/20/2020(b)	10,000,000	10,015,142

		23,063,174

Soft Drinks-0.49%
Keurig Dr Pepper, Inc., 3.55%, 05/25/2021	12,500,000	12,790,503

Specialized REITs-0.32%
American Tower Corp., 2.80%, 06/01/2020	8,423,000	8,459,306

Systems Software-0.85%
Oracle Corp., 2.50%, 05/15/2022	10,000,000	10,158,499
VMware, Inc., 2.30%, 08/21/2020 .	12,000,000	12,019,566

		22,178,065

Technology Hardware, Storage & Peripherals-0.82%
Apple, Inc., 2.00%, 11/13/2020	9,875,000	9,907,067
Hewlett Packard Enterprise Co.
2.81% (3 mo. USD LIBOR + 0.68%), 03/12/2021(b)	4,580,000	4,598,389
2.76% (3 mo. USD LIBOR + 0.72%), 10/05/2021(b)	7,059,000	7,059,087

		21,564,543

Tobacco-0.78%
Altria Group, Inc., 2.63%, 01/14/2020	8,314,000	8,317,739
BAT International Finance PLC (United Kingdom), 2.75%, 06/15/2020(c)	12,135,000	12,191,563

		20,509,302

Trading Companies & Distributors-0.48%
Air Lease Corp., 3.50%, 01/15/2022	12,260,000	12,612,032

Total U.S. Dollar Denominated Bonds & Notes (Cost $1,398,608,470)		1,406,515,817

Asset-Backed Securities-16.69%
ABPCI Direct Lending Fund CLO I LLC (Cayman Islands), Series 2017-1A, Class A1, 3.75% (3 mo. USD LIBOR + 1.78%), 07/20/2029(b)(c)	1,800,000	1,799,340

	Principal Amount	Value
Accredited Mortgage Loan Trust, Series 2007-1, Class A3, 1.95% (1 mo. USD LIBOR + 0.13%), 02/25/2037(b)	$45,943	$46,050
ACIS CLO Ltd. (Cayman Islands), Series 2015-6A, Classs A1, 3.50% (3 mo. USD LIBOR + 1.59%), 05/01/2027(b)(c)	1,761,491	1,762,804
AmeriCredit Automobile Receivables Trust, Series 2016-2, Class C, 2.87%, 11/08/2021	7,902,487	7,920,926
Angel Oak Mortgage Trust I LLC Series 2019-1, Class A1, 3.92%, 11/25/2048(c)(e)	9,291,823	9,454,507
Series 2019-2, Class A1, 3.63%, 03/25/2049(c)(e)	9,897,879	10,031,362
Series 2019-4, Class A1, 2.99%, 07/26/2049(c)(e)	7,167,518	7,237,866
Avery Point V CLO Ltd. (Cayman Islands), Series 2014-5A, Class AR, 2.98% (3 mo. USD LIBOR + 0.98%), 07/17/2026(b)(c)	4,251,329	4,251,538
Avery Point VI CLO Ltd. (Cayman Islands), Series 2015-6A, Class AR, 2.94% (3 mo. USD LIBOR + 1.05%), 08/05/2027(b)(c)	9,000,000	8,986,024
Bear Stearns Asset Backed Securities I Trust, Series 2006- HE9, Class 2A, 1.96% (1 mo. USD LIBOR + 0.14%), 11/25/2036(b)	2,028,377	1,991,172
Capital One Multi-Asset Execution Trust, Series 2019-A1, Class A1, 2.84%, 12/15/2024	12,000,000	12,273,617
CarMax Auto Owner Trust, Series 2017-2, Class A3, 1.93%, 03/15/2022	3,886,712	3,886,651
Chesapeake Funding II LLC (Canada), Series 2018-3A, Class A1, 3.39%, 01/15/2031(c)	5,811,171	5,923,354
CIT Mortgage Loan Trust, Series 2007-1, Class 1A, 3.17% (1 mo. USD LIBOR + 1.35%), 10/25/2037(b)(c)	1,874,721	1,899,766
CLNS Trust, Series 2017-IKPR, Class A, 2.73% (1 mo. USD LIBOR + 0.80%), 06/11/2032(b)(c)	3,000,000	2,998,848
COLT Mortgage Loan Trust
Series 2019-1, Class A1, 3.71%, 03/25/2049(c)(e)	2,857,024	2,892,158
Series 2019-4, Class A1, 2.58%, 11/25/2049(c)(e)	12,284,787	12,332,627

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Invesco Ultra Short Duration ETF (GSY)–(continued)

October 31, 2019

	Principal Amount	Value
Countrywide Asset-Backed Ctfs.
Series 2004-SD2, Class M1, 2.44% (1 mo. USD LIBOR + 0.62%), 06/25/2033(b)(c)	$380,352	$382,106
Series 2006-6, Class 1A1, 1.99% (1 mo. USD LIBOR + 0.17%), 09/25/2036(b)	1,954,463	1,943,840
Crown Point CLO III Ltd. (Cayman Islands), Series 2015-3A, Class A2R, 3.45% (3 mo. USD LIBOR + 1.45%), 12/31/2027(b)(c)	2,000,000	1,985,840
CSMC, Series 2014-2R, Class 27A1, 2.22% (1 mo. USD LIBOR + 0.20%), 02/27/2046(b)(c)	219,111	214,259
CWABS Inc. Asset-Backed Certificates Trust, Series 2004-4, Class M1, 2.54% (1 mo. USD LIBOR + 0.72%), 07/25/2034(b)	2,108,090	2,122,754
Deephaven Residential Mortgage Trust
Series 2019-1A, Class A1, 3.74%, 01/25/2059(c)(e)	8,721,280	8,821,152
Series 2019-2A, Class A1, 3.56%, 04/25/2059(c)(e)	6,793,456	6,856,119
Diamond CLO Ltd. (Cayman Islands), Series 2019-1A, Class A1, 3.54% (3 mo. USD LIBOR + 1.60%), 04/25/2029(b)(c)	12,000,000	12,000,388
Discover Card Execution Note Trust, Series 2019-A2, Class A, 2.19% (1 mo. USD LIBOR + 0.27%), 12/15/2023(b)	7,500,000	7,513,010
DT Auto Owner Trust, Series 2019-3A, Class A, 2.55%, 08/15/2022(c)	4,967,443	4,975,806
Enterprise Fleet Financing LLC, Series 2019-1, Class A2, 2.98%, 10/22/2024(c)	4,500,000	4,550,795
Fortress Credit Opportunities IX CLO Ltd. (Cayman Islands), Series 2017-9A, Class A1T, 4.07% (3 mo. USD LIBOR + 1.55%), 11/15/2029(b)(c)	2,000,000	1,988,534
FS KKR MM CLO 1 LLC, Series 2019-1A, Class A1, 3.70% (3 mo. USD LIBOR + 1.70%), 07/15/2030(b)(c)	9,000,000	9,003,438
GCAT LLC, Series 2019-NQM1, Class A1, 2.99%, 02/25/2059(c)(e)(f)	13,773,217	13,874,812
GCAT Trust, Series 2019-NQM2, Class A1, 2.86%, 09/25/2059(c)(e)(f)	11,742,264	11,806,015
Golden Credit Card Trust (Canada), Series 2019-1A, Class A, 2.36% (1 mo. USD LIBOR + 0.45%), 12/15/2022(b)(c)	14,500,000	14,549,955

	Principal Amount	Value
Golub Capital BDC CLO LLC, Series 2014-1A, Class BR, 3.34% (3 mo. USD LIBOR + 1.40%), 04/25/2026(b)(c)	$1,000,000	$999,459
Golub Capital Partners CLO 16 Ltd. (Cayman Islands), Series 2013-16A, Class A1R, 3.64% (3 mo. USD LIBOR + 1.70%), 07/25/2029(b)(c)	4,800,000	4,796,357
Golub Capital Partners CLO 36m Ltd. (Cayman Islands), Series 2018-36A, Class A, 3.19% (3 mo. USD LIBOR + 1.30%), 02/05/2031(b)(c)	5,000,000	4,912,500
Golub Capital Partners CLO 39B Ltd. (Cayman Islands), Series 2018-39A, Class A1, 3.12% (3 mo. USD LIBOR + 1.15%), 10/20/2028(b)(c)	10,000,000	9,990,099
GS Mortgage Securities Corp. Trust, Series 2017-STAY, Class A, 2.76% (1 mo. USD LIBOR + 0.85%), 07/15/2032(b)(c)	12,200,000	12,203,904
GSAMP Trust, Series 2005-HE6, Class M1, 2.26% (1 mo. USD LIBOR + 0.44%), 11/25/2035(b) .	805,829	809,847
Halcyon Loan Advisors Funding Ltd. (Cayman Islands), Series 2012-1A, Class B, 5.16% (3 mo. USD LIBOR + 3.00%), 08/15/2023(b)(c)	1,000,000	1,005,082
Hertz Vehicle Financing II L.P., Series 2015-1A, Class A, 2.73%, 03/25/2021(c)	19,000,000	19,031,103
Homeward Opportunities Fund I Trust, Series 2019-1, Class A1, 3.45%, 01/25/2059(c)(e)	9,899,057	10,025,343
HSI Asset Securitization Corp. Trust, Series 2006-OPT2, Class M2, 2.21% (1 mo. USD LIBOR + 0.39%), 01/25/2036(b)	2,500,000	2,501,665
Hunt CRE Ltd. (Cayman Islands), Series 2017-FL1, Class A, 2.91% (1 mo. USD LIBOR + 1.00%), 08/15/2034(b)(c)	5,500,000	5,504,585
KKR CLO 21 Ltd. (Cayman Islands), Series A, 3.00% (3 mo. USD LIBOR + 1.00%), 04/15/2031(b)(c)	2,000,000	1,974,552
Nationstar Home Equity Loan Trust, Series 2007-B, Class 1AV1, 2.04% (1 mo. USD LIBOR + 0.22%), 04/25/2037(b)	2,558,284	2,537,991
Navient Private Education Refi Loan Trust
Series 2019-A, Class A1, 3.03%, 01/15/2043(c)	2,994,158	3,021,760
Series 2019-FA, Class A1, 2.18%, 08/15/2068(c)	6,500,000	6,511,817

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53

Invesco Ultra Short Duration ETF (GSY)–(continued)

October 31, 2019

	Principal Amount	Value
New Residential Mortgage Loan Trust
Class 2019-NQM3, Class A1, 2.80%, 07/25/2049(c)(e)	$11,407,324	$11,459,773
Series 2017-5A, Class A1, 3.32% (1 mo. USD LIBOR + 1.50%), 06/25/2057(b)(c)	995,305	1,014,563
Series 2019-NQM4, Class A1, 2.49%, 09/25/2059(c)(e)	11,906,420	11,927,511
Newstar Commercial Loan Funding LLC, Series 2017-1A, Class BN, 4.66% (3 mo. USD LIBOR + 2.50%), 03/20/2027(b)(c)	2,500,000	2,503,781
NextGear Floorplan Master Owner Trust
Series 2017-1A, Class A1, 2.76% (1 mo. USD LIBOR + 0.85%), 04/18/2022(b)(c)	10,000,000	10,023,730
Series 2019-1A, Class A1, 2.56% (1 mo. USD LIBOR + 0.65%), 02/15/2024(b)(c)	12,750,000	12,773,768
Series 2019-2A, Class A1, 2.64% (1 mo. USD LIBOR + 0.70%), 10/15/2024(b)(c)	10,000,000	10,006,250
NXT Capital CLO LLC, Series 2017-1A, Class A, 3.67% (3 mo. USD LIBOR + 1.70%), 04/20/2029(b)(c)	7,500,000	7,500,070
OBX Trust, Series 2018-EXP1, Class 2A1, 2.67% (1 mo. USD LIBOR + 0.85%), 04/25/2048(b)(c)	2,990,508	2,996,336
OCP CLO Ltd. (Cayman Islands), Series 2014-7A, Class A1RR, 3.09% (3 mo. USD LIBOR + 1.12%), 07/20/2029(b)(c)	6,750,000	6,710,535
Recette CLO Ltd. (Cayman Islands), Series 2015-1A, Class BR, 3.27% (3 mo. USD LIBOR + 1.30%), 10/20/2027(b)(c)	2,000,000	1,985,808
Residential Mortgage Loan Trust
Series 2019-1, Class M1, 3.94%, 10/25/2058(c)(e)	8,718,267	8,859,517
Series 2019-3, Class A1, 2.63%, 09/25/2059(c)(e)	11,888,901	11,902,091
Social Professional Loan Program LLC, Series 2019-B, Class A1FX, 2.78%, 08/17/2048(c)	5,476,217	5,522,943
Sudbury Mill CLO Ltd. (Cayman Islands), Series 2013-1A, Class B1R, 3.65% (3 mo. USD LIBOR + 1.65%), 01/17/2026(b)(c)	2,500,000	2,501,855
TICP CLO II-2 Ltd. (Cayman Islands), Series 2018-IIA, Class A1, 2.81% (3 mo. USD LIBOR + 0.84%), 04/20/2028(b)(c)	11,000,000	10,944,033

	Principal Amount		Value
Venture XII CLO Ltd. (Cayman Islands), Series 2012-12A, Class ARR, 2.94% (3 mo. USD LIBOR + 0.80%), 02/28/2026(b)(c)		$4,753,493	$4,746,090
Venture XVI CLO Ltd. (Cayman Islands), Series 2014-16A, Class ARR, 2.85% (3 mo. USD LIBOR + 0.85%), 01/15/2028(b)(c)		1,500,000	1,500,025
Verus Securitization Trust
Series 2019-1, Class A1, 3.84%, 02/25/2059(c)(e)		9,367,205	9,494,037
Series 2019-2, Class A1, 3.21%, 04/25/2059(c)(e)		7,605,504	7,676,913
Series 2019-INV1, Class A1, 3.40%, 12/25/2059(c)(e)		7,801,760	7,910,002
Woodmont Trust, Series 2017-2A, Class A, 3.80% (3 mo. USD LIBOR + 1.80%), 07/18/2028(b)(c)		3,600,000	3,597,356

Total Asset-Backed Securities (Cost $435,244,788)			437,660,484

Non-U.S. Dollar Denominated Bonds & Notes-1.92%(g)
Sovereign Debt-1.92%
Japan Treasury Discount Bill (Japan), Series 860, 0.00%, 01/08/2020(h) (Cost $50,060,511)	JPY	5,440,000,000	50,338,479

Certificates of Deposit-0.76%
Diversified Banks-0.76%
Standard Chartered Bank (United Kingdom), 2.52% (3 mo. USD LIBOR + 0.28%), 11/06/2020(b) (Cost $19,978,800)		$20,000,000	20,003,168

U.S. Government Sponsored Agency Securities-0.76%
Federal Home Loan Bank, 1.61% (SOFR + 0.05%), 09/28/2020(b) (Cost $20,000,000)		20,000,000	19,982,725

U.S. Treasury Securities-0.76%
U.S. Treasury Bills-0.76%(i)
2.59%, 11/07/2019		200,000	199,947
1.80%, 09/10/2020		20,000,000	19,740,049

Total U.S. Treasury Securities (Cost $19,891,106)			19,939,996

Variable Rate Senior Loan Interests-0.08%(j)(k)
Aerospace & Defense-0.08%
Fly Funding II S.a.r.l (Ireland), Term Loan, 3.90% (3 mo. USD LIBOR + 2.00%), 02/09/2023 (Cost $1,986,275)		1,990,779	1,993,686

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Invesco Ultra Short Duration ETF (GSY)–(continued)

October 31, 2019

	Principal Amount	Value
Commercial Paper-21.38%
AT&T, Inc., Series 2019-B, Class A2B, 2.75%, 12/11/2019(c)(i)	$10,000,000	$9,975,673
Banco Santander S.A. (New York Branch), 2.06%, 04/03/2020(i)	20,000,000	19,841,556
Bank of China Ltd., 2.23%, 11/12/2019(i)	9,850,000	9,842,977
Boeing Co. (The), 2.19%, 02/26/2020(c)(i)	21,000,000	20,872,177
Boston Scientific Corp., 2.22%, 01/16/2020(c)(i)	15,500,000	15,430,313
CenterPoint Energy, Inc., 2.09%, 11/15/2019(c)(i)	10,000,000	9,991,812
China Construction Bank Corp., 2.15%, 01/08/2020(c)(i)	6,000,000	5,974,240
CNH Industrial Capital LLC
2.29%, 01/07/2020(c)(i)	8,200,000	8,167,582
2.29%, 01/13/2020(c)(i)	15,000,000	14,929,290
Coca-Cola Co. (The), 2.98%–3.00%, 12/11/2019(c)(i)	14,000,000	13,973,963
Dow Chemical Co. (The), 2.19%, 12/30/2019(i)	1,331,000	1,326,375
Enel Finance America LLC, 2.21%, 01/23/2020(c)(i)	3,000,000	2,985,237
Eni Finance USA, Inc., 2.11%, 01/22/2020(c)(i)	6,650,000	6,619,167
Entergy Corp.
2.26%, 11/22/2019(c)(i)	10,000,000	9,988,151
2.14%, 01/23/2020(c)(i)	15,000,000	14,925,485
ETP Legacy L.P., 2.05%, 11/01/2019(c)(i)	22,300,000	22,298,339
Ford Motor Credit Co., LLC, 2.51%, 01/21/2020(c)(i)	20,000,000	19,875,679
Glencore Funding LLC
2.24%, 11/01/2019(c)(i)	13,500,000	13,499,241
2.26%, 12/13/2019(c)(i)	25,000,000	24,938,247
Great Bridge Capital Co., LLC, 2.21%, 11/18/2019(c)(i)	5,000,000	4,995,823
Healthpeak Properties, Inc., 2.05%, 11/21/2019(c)(i)	25,000,000	24,968,864
Humana, Inc., 2.11%, 01/03/2020(c)(i)	21,000,000	20,918,651
Hyundai Capital America, 2.24%, 12/06/2019(c)(i)	9,142,000	9,123,487
Jabil, Inc., 2.60%, 11/21/2019(c)(i) .	15,400,000	15,377,281
Lloyds Bank PLC, 2.30% (1 mo.
USD LIBOR + 0.45%), 08/19/2020(b)(c)	15,000,000	15,010,374
Motiva Enterprises LLC, 2.15%, 11/01/2019(i)	25,000,000	24,998,729
Motorola Solutions, Inc.
2.56%, 11/04/2019(i)	10,000,000	9,997,736
2.49%, 12/03/2019(i)	10,000,000	9,981,437
Reckitt Benckiser Treasury Services PLC
2.49%, 12/03/2019(c)(i)	10,000,000	9,983,912
2.23%, 02/20/2020(c)(i)	13,000,000	12,919,718
2.13%, 06/23/2020(c)(i)	9,000,000	8,867,427

	Principal Amount	Value
Royal Caribbean Cruises Ltd.
2.28%, 11/01/2019(c)(i)	$10,000,000	$9,999,436
2.21%, 11/06/2019(c)(i)	15,000,000	14,994,892
2.25%–2.26%, 11/08/2019(c)(i)	25,250,000	25,238,514
Smithfield Foods, Inc.
2.31%, 11/05/2019(c)(i)	25,000,000	24,990,844
2.30%, 11/06/2019(c)(i)	10,500,000	10,495,404
Vodafone Group PLC, 2.30%, 12/02/2019(c)(i)	17,300,000	17,268,922
VW Credit, Inc.
2.68%, 11/04/2019(c)(i)	10,000,000	9,997,736
2.31%, 11/21/2019(c)(i)	15,000,000	14,982,281
White Plains Capital Co., LLC,
2.38%, 02/20/2020(c)(i)	20,000,000	19,886,942

Total Commercial Paper (Cost $560,352,934)		560,453,914

	Repurchase Amount
Repurchase Agreements-4.65%(l)
Citigroup Global Markets, Inc., joint open agreement dated 04/11/2019 (collateralized by domestic and foreign non-agency asset-backed securities, domestic and foreign corporate obligations and domestic mortgage-backed securities valued at $234,396,872; 0% - 7.53%; 12/01/2025 - 04/07/2052), 2.38%(m)	-	25,000,000
Citigroup Global Markets, Inc., joint open agreement dated 09/24/2019 (collateralized by foreign corporate obligations valued at $143,098,799; 0% - 8.25%; 04/22/2021 - 01/20/2050), 2.43%(m)	-	10,000,000
J.P. Morgan Securities LLC, open agreement dated 09/09/2019 (collateralized by domestic non-agency mortgage-backed securities and foreign non-agency asset-backed securities valued at $26,250,000; 1.09% - 6.62%; 12/15/2028 - 11/15/2050), 2.39%(m)	-	25,000,000
Nomura Securities International, Inc., joint term agreement dated 10/01/2019, aggregate maturing value of $53,000,000 (collateralized by domestic non-agency mortgage-backed securities valued at $58,300,000; 6.44%; 03/25/2048), 2.70%, 04/28/2020(b)	28,000,000	28,000,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

Invesco Ultra Short Duration ETF (GSY)–(continued)

October 31, 2019

	Repurchase Amount	Value
Societe Generale, joint open agreement dated 08/06/2019 (collateralized by domestic non-agency asset-backed securities, domestic and foreign corporate obligations and domestic commercial paper valued at $106,235,822; 0% - 10.50%; 11/19/2019 - 10/15/2093), 1.98%(m)	$-	$17,000,000
Wells Fargo Securities, LLC, joint term agreement dated 07/08/2019, aggregate maturing value of $45,613,075 (collateralized by domestic and foreign agency and non-agency asset-backed securities, domestic and foreign corporate obligations and a foreign non-agency mortgage-backed security valued at $48,100,000; 0% - 8.42%; 01/17/2020 - 09/27/2066), 2.74%, 01/03/2020	17,231,606	17,000,000

Total Repurchase Agreements (Cost $122,000,000)		122,000,000

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.65% (Cost $2,628,122,884)		2,638,888,269

Investment Abbreviations:
BR	-Bearer Shares
CLO	-Collateralized Loan Obligation
Ctfs.	-Certificates
JPY	-Japanese Yen
LIBOR	-London Interbank Offered Rate
REIT	-Real Estate Investment Trust
SOFR	-Secured Overnight Financing Rate
USD	-U.S. Dollar

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-0.05%
Invesco Government & Agency Portfolio, Institutional Class, 1.71%(n)(o)	947,040	$947,040
Invesco Liquid Assets Portfolio, Institutional Class, 1.90%(n)(o)	315,319	315,445

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,262,485)		1,262,485

TOTAL INVESTMENTS IN SECURITIES-100.70% (Cost $2,629,385,369)		2,640,150,754
OTHER ASSETS LESS LIABILITIES-(0.70)%		(18,366,438)

NET ASSETS-100.00%		$2,621,784,316

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Invesco Ultra Short Duration ETF (GSY)–(continued)

October 31, 2019

Notes to Schedule of Investments

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2019.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2019 was $1,238,342,745, which represented 47.23% of the Fund’s Net Assets.

(d)	All or a portion of this security was out on loan at October 31, 2019.
(e)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on October 31, 2019.

(f)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(g)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(h)	Security traded at a premium.
(i)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(j)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(k)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the LIBOR, on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(l)	Principal amount equals value at period end. See Note 2K.
(m)	Either party may terminate the agreement upon demand. Interest rates, principal amount and collateral are redetermined daily.
(n)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.

(o)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2M.

Open Forward Foreign Currency Contracts
						Unrealized
		Contract to				Appreciation
Settlement Date	Counterparty	Deliver		Receive		(Depreciation)
Currency Risk
11/5/2019	Royal Bank of Canada	USD	25,195,519	JPY	2,741,441,240	$163,542

Subtotal–Appreciation						163,542

Currency Risk
1/8/2020	Goldman Sachs International	JPY	2,700,000,000	USD	25,049,705	(49,816)
1/8/2020	Royal Bank of Canada	JPY	2,740,000,000	USD	25,297,897	(173,470)

Subtotal–Depreciation						(223,286)

Total Forward Foreign Currency Contracts						$(59,744)

Abbreviations:

JPY -Japanese Yen

USD-U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57

Invesco Variable Rate Investment Grade ETF (VRIG)

October 31, 2019

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-45.03%
Aerospace & Defense-0.34%
Spirit AeroSystems, Inc., 2.92% (3 mo. USD LIBOR + 0.80%), 06/15/2021(b)	$1,334,000	$1,330,800

Automobile Manufacturers-4.34%
Daimler Finance North America LLC (Germany)
2.45% (3 mo. USD LIBOR + 0.55%), 05/04/2021(b)(c)	2,000,000	2,001,080
3.06% (3 mo. USD LIBOR + 0.90%), 02/15/2022(b)(c)	1,500,000	1,510,114
Fiat Chrysler Automobiles N.V. (United Kingdom), 4.50%, 04/15/2020	3,000,000	3,030,000
Ford Motor Credit Co. LLC
3.07% (3 mo. USD LIBOR + 0.93%), 09/24/2020(b)	2,000,000	1,999,069
3.37% (3 mo. USD LIBOR + 1.27%), 03/28/2022(b)	1,000,000	987,749
2.98% (3 mo. USD LIBOR + 1.08%), 08/03/2022(b)	1,500,000	1,471,223
General Motors Financial Co., Inc.
3.34% (3 mo. USD LIBOR + 1.10%), 11/06/2021(b)	2,000,000	2,005,094
3.41% (3 mo. USD LIBOR + 1.31%), 06/30/2022(b)	1,000,000	1,004,296
3.03% (3 mo. USD LIBOR + 0.99%), 01/05/2023(b)	1,000,000	991,500
Volkswagen Group of America Finance, LLC (Germany), 3.12% (3 mo. USD LIBOR + 0.94%), 11/12/2021(b)(c)	2,000,000	2,012,411

		17,012,536

Construction Materials-0.45%
Vulcan Materials Co.
2.72% (3 mo. USD LIBOR + 0.60%), 06/15/2020(b)	750,000	750,769
2.78% (3 mo. USD LIBOR + 0.65%), 03/01/2021(b)	1,000,000	1,002,615

		1,753,384

Consumer Finance-1.22%
Capital One Financial Corp., 2.66% (3 mo. USD LIBOR + 0.72%), 01/30/2023(b)	1,000,000	999,998
Capital One N.A., 3.09% (3 mo. USD LIBOR + 1.15%), 01/30/2023(b)	3,750,000	3,783,588

		4,783,586

Distillers & Vintners-0.25%
Constellation Brands, Inc., 2.86% (3 mo. USD LIBOR + 0.70%), 11/15/2021(b)	966,000	966,076

Diversified Banks-18.07%
ABN AMRO Bank N.V. (Netherlands), 2.70% (3 mo. USD LIBOR + 0.57%), 08/27/2021(b)(c)	964,000	968,181
Banco Santander S.A. (Spain), 3.54% (3 mo. USD LIBOR + 1.56%), 04/11/2022(b)	5,200,000	5,290,307

	Principal Amount	Value
Diversified Banks-(continued)
Bank of America Corp.
2.94% (3 mo. USD LIBOR + 1.00%), 04/24/2023(b)	$3,281,000	$3,316,302
2.92% (3 mo. USD LIBOR + 0.79%), 03/05/2024(b)	1,250,000	1,258,714
2.66% (3 mo. USD LIBOR + 0.77%), 02/05/2026(b)	1,042,000	1,038,049
Barclays PLC (United Kingdom)
3.64% (3 mo. USD LIBOR + 1.63%), 01/10/2023(b)	2,000,000	2,019,231
3.59% (3 mo. USD LIBOR + 1.43%), 02/15/2023(b)	2,000,000	2,015,927
BPCE S.A. (France), 3.37% (3 mo. USD LIBOR + 1.22%), 05/22/2022(b)(c)	4,000,000	4,052,048
Citigroup, Inc.
2.43% (SOFR + 0.87%), 11/04/2022(b)	2,500,000	2,511,246
2.89% (3 mo. USD LIBOR + 0.95%), 07/24/2023(b)	1,500,000	1,509,717
3.57% (3 mo. USD LIBOR + 1.43%), 09/01/2023(b)	4,500,000	4,595,272
ING Groep N.V. (Netherlands), 3.09% (3 mo. USD LIBOR + 1.00%), 10/02/2023(b)	3,500,000	3,531,736
JPMorgan Chase & Co.
3.17% (3 mo. USD LIBOR + 1.23%), 10/24/2023(b)	3,000,000	3,054,312
Series I, 5.41% (3 mo. USD LIBOR + 3.47%)(b)(d)	978,000	986,298
Series V, 5.42% (3 mo. USD LIBOR + 3.32%)(b)(d)	2,500,000	2,521,550
Lloyds Bank PLC (United Kingdom), 2.70% (3 mo. USD LIBOR + 0.49%), 05/07/2021(b)	1,957,000	1,960,550
Mizuho Financial Group, Inc. (Japan)
3.02% (3 mo. USD LIBOR + 0.88%), 09/11/2022(b)	4,000,000	4,033,380
2.84% (3 mo. USD LIBOR + 0.84%), 07/16/2023(b)	2,500,000	2,508,050
NatWest Markets PLC (United Kingdom), 3.50% (3 mo. USD LIBOR + 1.40%), 09/29/2022(b)(c)	2,500,000	2,537,021
Nordea Bank Abp (Finland), 3.06% (3 mo. USD LIBOR + 0.94%), 08/30/2023(b)(c)	2,987,000	2,982,461
Royal Bank of Scotland Group PLC (The) (United Kingdom)
3.63% (3 mo. USD LIBOR + 1.47%), 05/15/2023(b)	4,000,000	4,034,109
3.66% (3 mo. USD LIBOR + 1.55%), 06/25/2024(b)	2,000,000	2,013,578
Standard Chartered PLC (United Kingdom)
3.33% (3 mo. USD LIBOR + 1.20%), 09/10/2022(b)(c)	1,667,000	1,678,719
3.12% (3 mo. USD LIBOR + 1.15%), 01/20/2023(b)(c)	3,316,000	3,337,635
Sumitomo Mitsui Financial Group, Inc. (Japan), 2.74% (3 mo. USD LIBOR + 0.74%), 10/18/2022(b)	3,500,000	3,514,554

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Invesco Variable Rate Investment Grade ETF (VRIG)–(continued)

October 31, 2019

	Principal Amount	Value
Diversified Banks-(continued)
USB Realty Corp., 3.15% (3 mo. USD LIBOR + 1.15%)(b)(c)(d)	$1,100,000	$939,812
Wells Fargo & Co., 3.47% (3 mo. USD LIBOR + 1.34%), 03/04/2021(b)	2,500,000	2,535,211

		70,743,970

Diversified Capital Markets-0.90%
UBS Group Funding Switzerland AG (Switzerland), 3.11% (3 mo. USD LIBOR + 0.95%), 08/15/2023(b)(c)	3,500,000	3,521,361

Electric Utilities-0.64%
Mississippi Power Co., 2.75% (3 mo. USD LIBOR + 0.65%), 03/27/2020(b)	2,500,000	2,500,995

Health Care Distributors-1.02%
Cardinal Health, Inc., 2.89% (3 mo. USD LIBOR + 0.77%), 06/15/2022(b)	4,000,000	4,015,285

Health Care Equipment-1.09%
Becton, Dickinson and Co., 3.14% (3 mo. USD LIBOR + 1.03%), 06/06/2022(b)	4,225,000	4,259,429

Health Care Services-1.12%
Cigna Corp., 2.89% (3 mo. USD LIBOR + 0.89%), 07/15/2023(b)	3,543,000	3,557,855
CVS Health Corp., 2.82% (3 mo. USD LIBOR + 0.72%), 03/09/2021(b)	839,000	843,854

		4,401,709

Household Products-0.70%
Reckitt Benckiser Treasury Services PLC (United Kingdom), 2.70% (3 mo. USD LIBOR + 0.56%), 06/24/2022(b)(c)	2,750,000	2,756,917

Integrated Oil & Gas-0.26%
Occidental Petroleum Corp., 3.44% (3 mo. USD LIBOR + 1.25%), 08/13/2021(b)	1,000,000	1,006,445

Integrated Telecommunication Services-2.10%
AT&T, Inc.
3.07% (3 mo. USD LIBOR + 0.89%), 02/15/2023(b)	2,669,000	2,678,469
3.31% (3 mo. USD LIBOR + 1.18%), 06/12/2024(b)	3,832,000	3,901,180
Verizon Communications, Inc., 3.26% (3 mo. USD LIBOR + 1.10%), 05/15/2025(b)	1,627,000	1,656,278

		8,235,927

Interactive Media & Services-0.29%
Tencent Holdings Ltd. (China), 2.57% (3 mo. USD LIBOR + 0.61%), 01/19/2023(b)(c)	1,143,000	1,136,265

Investment Banking & Brokerage-3.17%
Goldman Sachs Group, Inc. (The)
2.94% (3 mo. USD LIBOR + 1.00%), 07/24/2023(b)	4,500,000	4,532,525
3.69% (3 mo. USD LIBOR + 1.75%), 10/28/2027(b)	250,000	262,843

	Principal Amount	Value
Investment Banking & Brokerage-(continued)
Morgan Stanley
3.37% (3 mo. USD LIBOR + 1.40%), 04/21/2021(b)	$2,500,000	$2,540,840
2.88% (3 mo. USD LIBOR + 0.93%), 07/22/2022(b)	2,500,000	2,523,162
3.34% (3 mo. USD LIBOR + 1.40%), 10/24/2023(b)	2,500,000	2,551,723

		12,411,093

IT Consulting & Other Services-0.71%
DXC Technology Co., 3.08% (3 mo. USD LIBOR + 0.95%), 03/01/2021(b)	2,802,000	2,802,037

Life & Health Insurance-0.26%
Jackson National Life Global Funding, 2.83% (3 mo. USD LIBOR + 0.73%), 06/27/2022(b)(c)	1,000,000	1,010,415

Multi-line Insurance-0.23%
Metropolitan Life Global Funding I, 2.13% (SOFR + 0.57%), 09/07/2020(b)(c)	899,000	901,267

Multi-Utilities-0.68%
Sempra Energy, 2.50% (3 mo. USD LIBOR + 0.50%), 01/15/2021(b)	2,650,000	2,648,762

Oil & Gas Exploration & Production-0.39%
ConocoPhillips Co., 3.06% (3 mo. USD LIBOR + 0.90%), 05/15/2022(b)	1,500,000	1,521,830

Oil & Gas Refining & Marketing-0.09%
Phillips 66, 2.73% (3 mo. USD LIBOR + 0.60%), 02/26/2021(b)	340,000	340,049

Oil & Gas Storage & Transportation-0.17%
MPLX L.P., 3.20% (3 mo. USD LIBOR + 1.10%), 09/09/2022(b)	664,000	666,501

Other Diversified Financial Services-1.83%
Athene Global Funding, 3.32% (3 mo. USD LIBOR + 1.23%), 07/01/2022(b)(c)	5,300,000	5,368,672
Aviation Capital Group LLC, 3.08% (3 mo. USD LIBOR + 0.95%), 06/01/2021(b)(c)	1,777,000	1,781,162

		7,149,834

Packaged Foods & Meats-1.78%
Conagra Brands, Inc., 2.70% (3 mo. USD LIBOR + 0.75%), 10/22/2020(b)	3,000,000	3,000,276
General Mills, Inc., 3.01% (3 mo. USD LIBOR + 1.01%), 10/17/2023(b)	3,937,000	3,970,488

		6,970,764

Pharmaceuticals-0.87%
Bayer US Finance II LLC (Germany), 2.74% (3 mo. USD LIBOR + 0.63%), 06/25/2021(b)(c)	3,395,000	3,404,908

Regional Banks-0.49%
KeyBank N.A., 2.57% (3 mo. USD LIBOR + 0.66%), 02/01/2022(b)	1,923,000	1,934,564

Specialty Chemicals-0.26%
DuPont de Nemours, Inc., 2.87% (3 mo. USD LIBOR + 0.71%), 11/15/2020(b)	1,000,000	1,004,833

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

59

Invesco Variable Rate Investment Grade ETF (VRIG)–(continued)

October 31, 2019

	Principal Amount	Value
Technology Hardware, Storage & Peripherals-0.52%
Dell International LLC/EMC Corp., 5.88%, 06/15/2021(c)	$1,986,000	$2,019,027

Trading Companies & Distributors-0.79%
BOC Aviation Ltd. (Singapore), 3.24% (3 mo. USD LIBOR + 1.13%), 09/26/2023(b)(c)	3,082,000	3,103,871

Total U.S. Dollar Denominated Bonds & Notes (Cost $175,575,364)		176,314,440

Asset-Backed Securities-19.12%
Adjustable Rate Mortgage Trust, Series 2004-2, Class 6A1, 4.25%, 02/25/2035(e)	274,499	281,286
BAMLL Commercial Mortgage Securities Trust, Series 2019-RLJ, Class B, 3.26% (1 mo. USD LIBOR + 1.35%), 04/15/2036(b)(c)	4,000,000	4,001,640
Bear Stearns ARM Trust
Series 2003-7, Class 6A, 4.23%, 10/25/2033(e)	327,950	338,358
Series 2003-8, Class 4A1, 4.56%, 01/25/2034(e)	260,424	271,204
BFLD Trust, Series 2019-DPLO, Class A, 3.00% (1 mo. USD LIBOR + 1.09%), 10/15/2034(b)(c)	1,500,000	1,499,357
BX Trust, Series 2018-GW, Class A, 2.71% (1 mo. USD LIBOR + 0.80%), 05/15/2035(b)(c)	4,500,000	4,498,378
Capital One Multi-Asset Execution Trust, Series 2016-A2, Class A2, 2.55% (1 mo. USD LIBOR + 0.63%), 02/15/2024(b)	250,000	251,532
CGDBB Commercial Mortgage Trust, Series 2017-BIOC, Class A, 2.70% (1 mo. USD LIBOR + 0.79%), 07/15/2032(b)(c)	1,350,000	1,350,778
CLNS Trust, Series 2017-IKPR, Class A, 2.73% (1 mo. USD LIBOR + 0.80%), 06/11/2032(b)(c)	3,000,000	2,998,848
Commercial Mortgage Trust
Series 2014-FL5, Class B, 3.41% (1 mo. USD LIBOR + 2.15%), 10/15/2031(b)(c)	122,402	122,450
Series 2019-521F, Class C, 3.22% (1 mo. USD LIBOR + 1.30%), 06/15/2034(b)(c)	3,000,000	3,003,597
Commonbond Student Loan Trust
Series 2017-BGS, Class A2, 2.47% (1 mo. USD LIBOR + 0.65%), 09/25/2042(b)(c)	1,215,977	1,209,574
Series 2018-AGS, Class A2, 2.32% (1 mo. USD LIBOR + 0.50%), 02/25/2044(b)(c)	2,365,676	2,314,766
Credit Suisse Mortgage Capital Ctfs., Series 2019-ICE4, Class B, 3.14% (1 mo. USD LIBOR + 1.23%), 05/15/2036(b)(c)	4,000,000	4,010,866
CSWF, Series 2018-TOP, Class B, 3.21% (1 mo. USD LIBOR + 1.30%), 08/15/2035(b)(c)	3,000,000	3,004,967
DBGS Mortgage Trust, Series 2018-5BP, Class B, 2.74% (1 mo. USD LIBOR + 0.83%), 06/15/2033(b)(c)	3,000,000	2,995,227
Deephaven Residential Mortgage Trust, Series 2019-2A, Class A1, 3.56%, 04/25/2059(c)(e)	850,166	858,008

	Principal Amount	Value
Domino’s Pizza Master Issuer LLC, Series 2017-1A, Class A2I, 3.53% (3 mo. USD LIBOR + 1.25%), 07/25/2047(b)(c)	$3,170,300	$3,172,679
Edsouth Indenture No. 9 LLC, Series 2015-1, Class A, 2.62% (1 mo. USD LIBOR + 0.80%), 10/25/2056(b)(c)	762,823	757,246
GPT Mortgage Trust, Series 2018-GPP, Class B, 3.19% (1 mo. USD LIBOR + 1.28%), 06/15/2035(b)(c)	1,500,000	1,496,778
Hertz Vehicle Financing II L.P., Series 2017-1A, Class B, 3.56%, 10/25/2021(c)	320,000	322,640
Home Equity Asset Trust, Series 2004-5, Class M2, 2.77% (1 mo. USD LIBOR + 0.95%), 11/25/2034(b)	1,106,896	1,114,353
Home Partners of America Trust
Series 2017-1, Class A, 2.71% (1 mo. USD LIBOR + 0.82%), 07/17/2034(b)(c)	1,654,074	1,654,226
Series 2018-1, Class B, 2.99% (1 mo. USD LIBOR + 1.10%), 07/17/2037(b)(c)	1,760,000	1,750,626
Invitation Homes Trust
Series 2017-SFR2, Class A, 2.74% (1 mo. USD LIBOR + 0.85%), 12/17/2036(b)(c)	1,877,856	1,877,764
Series 2017-SFR2, Class C, 3.34% (1 mo. USD LIBOR + 1.45%), 12/17/2036(b)(c)	5,620,000	5,627,895
Series 2018-SFR1, Class B, 2.84% (1 mo. USD LIBOR + 0.95%), 03/17/2037(b)(c)	1,000,000	990,343
Series 2018-SFR4, Class C, 3.29% (1 mo. USD LIBOR + 1.40%), 01/17/2038(b)(c)	3,000,000	3,002,075
Merrill Lynch Mortgage Investors Trust
Series 2003-F, Class A1, 2.46% (1 mo. USD LIBOR + 0.64%), 10/25/2028(b)	257,182	259,055
Series 2005-A2, Class A5, 4.43%, 02/25/2035(e)	99,387	101,395
Morgan Stanley Capital I Trust, Series 2017- CLS, Class B, 2.76% (1 mo. USD LIBOR + 0.85%), 11/15/2034(b)(c)	2,200,000	2,201,613
OBX Trust
Series 2018-EXP1, Class 2A1, 2.67% (1 mo. USD LIBOR + 0.85%), 04/25/2048(b)(c)	3,129,601	3,135,701
Series 2018-EXP2, Class 2A2, 2.77% (1 mo. USD LIBOR + 0.95%), 11/25/2048(b)(c)	2,625,502	2,635,081
Series 2019-EXP1, Class 2A2, 2.97% (1 mo. USD LIBOR + 1.15%), 01/25/2059(b)(c)	1,102,534	1,102,126
Series 2019-EXP2, Class 2A2, 3.02% (1 mo. USD LIBOR + 1.20%), 06/25/2059(b)(c)	2,320,694	2,330,988
Pennsylvania Higher Education Assistance Agency, Series 2009-2, Class A2, 3.04% (3 mo. USD LIBOR + 1.10%), 01/25/2028(b)	967,723	970,974
Residential Mortgage Loan Trust, Series 2019-1, Class M1, 3.94%, 10/25/2058(c)(e)	1,453,045	1,476,586
Rosslyn Portfolio Trust, Series 2017-ROSS, Class B, 3.16% (1 mo. USD LIBOR + 1.25%), 06/15/2033(b)(c)	1,000,000	999,572

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

Invesco Variable Rate Investment Grade ETF (VRIG)–(continued)

October 31, 2019

	Principal Amount	Value
SMB Private Education Loan Trust, Series 2015-B, Class A3, 3.66% (1 mo. USD LIBOR + 1.75%), 05/17/2032(b)(c)	$2,380,000	$2,415,152
Stonemont Portfolio Trust, Series 2017- MONT, Class A, 2.70% (1 mo. USD LIBOR + 0.85%), 08/20/2030(b)(c)	874,331	874,578
Tharaldson Hotel Portfolio Trust, Series 2018-THL, Class A, 2.74% (1 mo. USD LIBOR + 0.75%), 11/11/2034(b)(c)	1,215,120	1,215,222
WaMu Mortgage Pass-Through Certificates Trust, Series 2004-AR3, Class A2, 4.50%, 06/25/2034(e)	126,703	131,217
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR12, Class 1A, 5.03%, 05/25/2035(e)	208,415	216,668

Total Asset-Backed Securities (Cost $74,768,914)		74,843,389

Agency Credit Risk Transfer Notes-14.73%
Fannie Mae Connecticut Avenue Securities
Series 2014-C03, Class 1M2, 4.82% (1 mo. USD LIBOR + 3.00%), 07/25/2024(b)(f)	6,204,892	6,520,386
Series 2014-C03, Class 2M2, 4.72% (1 mo. USD LIBOR + 2.90%), 07/25/2024(b)(f)	3,656,232	3,802,559
Series 2015-C02, Class 2M2, 5.82% (1 mo. USD LIBOR + 4.00%), 05/25/2025(b)(f)	1,014,521	1,055,594
Series CAS 2014-C02, Class 2M2, 4.42% (1 mo. USD LIBOR + 2.60%), 05/25/2024(b)(f)	3,261,953	3,374,947
Series CAS 2016-C02, Class 1M2, 7.82% (1 mo. USD LIBOR + 6.00%), 09/25/2028(b)(f)	2,602,421	2,840,598
Freddie Mac
Series 2014-DN1, Class M2, STACR® , 4.02% (1 mo. USD LIBOR + 2.20%), 02/25/2024(b)(g)	2,579,617	2,609,414
Series 2014-DN2, Class M2, STACR® , 3.47% (1 mo. USD LIBOR + 1.65%), 04/25/2024(b)(g)	423,114	424,622
Series 2014-HQ2, Class M2, STACR® , 4.02% (1 mo. USD LIBOR + 2.20%), 09/25/2024(b)(g)	4,040,454	4,092,316
Series 2015-DNA3, Class M2, STACR® , 4.67% (1 mo. USD LIBOR + 2.85%), 04/25/2028(b)(g)	5,616,640	5,678,762
Series 2015-HQ2, Class M2, STACR® , 3.77% (1 mo. USD LIBOR + 1.95%), 05/25/2025(b)(g)	5,451,689	5,496,275
Series 2016-DNA1, Class M2, STACR® , 4.72% (1 mo. USD LIBOR + 2.90%), 07/25/2028(b)(g)	3,940,067	3,964,597
Series 2016-DNA4, Class M2, STACR® , 3.12% (1 mo. USD LIBOR + 1.30%), 03/25/2029(b)(g)	1,674,921	1,679,542

	Principal Amount	Value
Series 2016-HQA1, Class M2, STACR® , 4.57% (1 mo. USD LIBOR + 2.75%), 09/25/2028(b)(g)	$584,229	$586,573
Series 2016-HQA3, Class M2, STACR® , 3.17% (1 mo. USD LIBOR + 1.35%), 03/25/2029(b)(g)	6,753,330	6,767,139
Series 2016-HQA4, Class M2, STACR® , 3.12% (1 mo. USD LIBOR + 1.30%), 04/25/2029(b)(g)	2,295,691	2,303,758
Series 2017-HQA1, Class M1, STACR® , 3.02% (1 mo. USD LIBOR + 1.20%), 08/25/2029(b)(g)	436,796	437,465
Series 2018-HQA1, Class M2, STACR® , 4.12% (1 mo. USD LIBOR + 2.30%), 09/25/2030(b)(g)	3,000,000	3,025,360
Series 2018-HRP2, Class M2, STACR® , 3.07% (1 mo. USD LIBOR + 1.25%), 02/25/2047(b)(c)(g)	3,000,000	3,006,131

Total Agency Credit Risk Transfer Notes (Cost $58,317,966)		57,666,038

U.S. Treasury Securities-8.20%
U.S. Treasury Notes-8.20%
1.67% (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.14%), 04/30/2021(b)	17,100,000	17,080,588
1.75% (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.22%), 07/31/2021(b)	15,000,000	15,000,321

Total U.S. Treasury Securities (Cost $32,076,628)		32,080,909

U.S. Government Sponsored Agency Mortgage-Backed Securities-7.76%
Collateralized Mortgage Obligations-6.55%
Fannie Mae REMICs
Series 2011-127, Class FJ, 2.17% (1 mo. USD LIBOR + 0.35%), 09/25/2041(b)	126,256	126,440
Series 2014-92, Class FB, 2.42% (1 mo. USD LIBOR + 0.32%), 01/25/2045(b)	1,635,369	1,627,250
Series 2016-25, Class FL, 2.32% (1 mo. USD LIBOR + 0.50%), 05/25/2046(b)	458,228	458,470
Series 2017-100, Class FM, 2.42% (1 mo. USD LIBOR + 0.32%), 12/25/2047(b)	552,968	550,411
Series 2017-68, Class AF, 2.40% (1 mo. USD LIBOR + 0.30%), 09/25/2047(b)	1,588,980	1,579,692
Freddie Mac Multifamily Structured Pass Through Ctfs.
2.52% (1 mo. USD LIBOR + 0.50%), 07/25/2023(b)	1,325,459	1,325,380
2.50% (1 mo. USD LIBOR + 0.48%), 04/25/2026(b)	2,000,000	2,001,676
2.54% (1 mo. USD LIBOR + 0.52%), 07/25/2029(b)	3,500,000	3,528,885
Series K-F17, Class A, 2.57% (1 mo. USD LIBOR + 0.55%), 03/25/2023(b)	2,485,523	2,487,441
Series Q008, Class A, 2.41% (1 mo. USD LIBOR + 0.39%), 10/25/2045(b)	4,329,814	4,337,415

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

61

Invesco Variable Rate Investment Grade ETF (VRIG)–(continued)

October 31, 2019

	Principal Amount	Value
Collateralized Mortgage Obligations-(continued)
Freddie Mac REMICs
Series 331, Class AF, 2.32% (1 mo. USD LIBOR + 0.40%), 06/15/2037(b)	$1,355,841	$1,350,580
Series 4091, Class JF, 2.42% (1 mo. USD LIBOR + 0.50%), 06/15/2041(b)	354,331	355,617
Series 4547, Class FA, 2.55% (1 mo. USD LIBOR + 0.45%), 09/15/2040(b)	1,330,987	1,332,857
Series 4683, Class FA, 2.45% (1 mo. USD LIBOR + 0.35%), 09/15/2038(b)	1,666,290	1,668,518
Series 4770, Class FA, 2.42% (1 mo. USD LIBOR + 0.32%), 08/15/2043(b)	1,651,312	1,651,447
Freddie Mac STRIPS, Series 350, Class F2, 2.45% (1 mo. USD LIBOR + 0.35%), 09/15/2040(b)	1,251,422	1,245,675

		25,627,754

Federal Home Loan Mortgage Corp. (FHLMC)-0.44%
ARM, 4.63% (1 yr. USD LIBOR + 1.59%), 06/01/2037(b)	344,979	361,710
ARM, 4.47% (1 yr. USD LIBOR + 1.74%), 11/01/2038(b)	700,423	737,252
ARM, 4.51% (1 yr. USD LIBOR + 1.73%), 03/01/2043(b)	617,378	642,388

		1,741,350

Federal National Mortgage Association (FNMA)-0.77%
ARM, 4.77% (1 yr. USD LIBOR + 1.64%), 02/01/2035(b)	58,970	59,046
ARM, 4.15% (6 mo. USD LIBOR + 1.57%), 07/01/2035(b)	112,163	116,309
ARM, 4.72% (1 yr. U.S. Treasury Yield Curve Rate + 2.35%), 07/01/2035(b)	1,417,451	1,506,998
ARM, 4.00% (1 yr. USD LIBOR + 1.79%), 10/01/2036(b)	529,736	556,878

	Principal Amount	Value
Federal National Mortgage Association (FNMA)-(continued)
ARM, 4.78% (1 yr. USD LIBOR + 1.78%), 03/01/2037(b)	$230,431	$239,980
ARM, 4.55% (1 yr. USD LIBOR + 1.62%), 11/01/2037(b)	517,195	543,425

		3,022,636

Total U.S. Government Sponsored Agency Mortgage- Backed Securities (Cost $30,381,975)		30,391,740

	Shares
Exchange-Traded Funds-1.97%
Invesco Variable Rate Preferred ETF(h) (Cost $7,476,000)	300,000	7,719,000

	Principal Amount
Commercial Paper-2.55%(i)
Glencore Funding LLC, 2.28%, 11/04/2019(c) (Cost $9,998,097)	$10,000,000	9,997,750

	Shares
Money Market Funds-1.06%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 1.67%(j) (Cost $4,141,764)	4,141,764	4,141,764

TOTAL INVESTMENTS IN SECURITIES-100.42% (Cost $392,736,708)		393,155,030
OTHER ASSETS LESS LIABILITIES-(0.42)%		(1,628,236)

NET ASSETS-100.00%.		$391,526,794

Investment Abbreviations:
ARM	-Adjustable Rate Mortgage
CAS	-Connecticut Avenue Securities
Ctfs.	-Certificates
ETF	-Exchange-Traded Fund
LIBOR	-London Interbank Offered Rate
REMICs	-Real Estate Mortgage Investment Conduits
SOFR	-Secured Overnight Financing Rate
STACR®	-Structured Agency Credit Risk
STRIPS	-Separately Traded Registered Interest and Principal Security
USD	-U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

Invesco Variable Rate Investment Grade ETF (VRIG)–(continued)

October 31, 2019

Notes to Schedule of Investments

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2019.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2019 was $130,934,575, which represented 33.44% of the Fund’s Net Assets.

(d)	Perpetual bond with no specified maturity date.
(e)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on October 31, 2019.

(f)	CAS notes are bonds issued by Fannie Mae. The amount of periodic principal and ultimate principal paid by Fannie Mae is determined by the performance of a large and diverse reference pool.
(g)

Principal payments are determined by the delinquency and principal payment experience on the STACR® reference pool. Freddie Mac transfers credit risk from the mortgages in the reference pool to credit investors who invest in the STACR® debt notes.

(h)

The security and the Fund are affiliated by having the same investment adviser. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates (excluding affiliated money market funds) for the fiscal year ended October 31, 2019.

	Value October 31, 2018	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2019	Dividend Income
Invesco Variable Rate Preferred ETF	$-	$10,995,360	$(3,550,335)	$243,000	$30,975	$7,719,000	$197,000

(i)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(j)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

63

Statements of Assets and Liabilities

October 31, 2019

	Invesco Active U.S. Real Estate ETF (PSR)	Invesco Balanced Multi-Asset Allocation ETF (PSMB)	Invesco Conservative Multi-Asset Allocation ETF (PSMC)	Invesco Growth Multi-Asset Allocation ETF (PSMG)	Invesco Moderately Conservative Multi-Asset Allocation ETF (PSMM)
Assets:
Unaffiliated investments in securities, at value(a)	$121,520,039	$-	$-	$-	$-
Affiliated investments in securities, at value(a)	1,259,344	5,469,303	4,996,160	5,368,422	6,566,413
Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	-	-	-	-	-
Unrealized appreciation on futures contracts	-	-	-	-	-
Cash	-	-	-	-	-
Foreign currencies, at value	-	-	-	-	-
Deposits with brokers:
Cash collateral-futures contracts	-	-	-	-	-
Receivable for:
Dividends and interest	57,234	2	3	3	3
Securities lending	-	2,444	1,019	1,816	1,726
Investments sold	-		-	-	-
Fund shares sold	-		-	-	-

Total assets	122,836,617	5,471,749	4,997,182	5,370,241	6,568,142

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	-	-	-	-	-
Unrealized depreciation on futures contracts	-	-	-	-	-
Payable for:
Variation margin on futures contracts	-	-	-	-	-
Investments purchased	-	-	-	-	-
Collateral upon return of securities loaned	1,247,631	1,222,868	1,089,525	967,685	1,049,088
Accrued unitary management fees	34,694	179	164	184	232
Accrued advisory fees	-		-	-	-
Accrued trustees’ and officer’s fees	-		-	-	-
Accrued expenses	2,746	2,325	2,324	2,336	2,334

Total liabilities	1,285,071	1,225,372	1,092,013	970,205	1,051,654

Net Assets	$121,551,546	$4,246,377	$3,905,169	$4,400,036	$5,516,488

Net assets consist of:
Shares of beneficial interest	$115,492,974	$4,065,583	$3,719,446	$4,104,244	$5,157,559
Distributable earnings (loss)	6,058,572	180,794	185,723	295,792	358,929

Net Assets	$121,551,546	$4,246,377	$3,905,169	$4,400,036	$5,516,488

Shares outstanding (unlimited amount authorized, $0.01 par value)	1,250,000	300,001	300,001	300,001	400,001
Net asset value	$97.24	$14.15	$13.02	$14.67	$13.79

Market price	$97.13	$14.17	$13.04	$14.69	$13.82

Unaffiliated investments in securities, at cost	$114,951,623	$-	$-	$-	$-

Affiliated investments in securities, at cost	$1,259,344	$5,434,649	$4,912,299	$5,222,239	$6,382,300

Foreign currencies, at cost	$-	$-	$-	$-	$-

(a)Includes securities on loan with an aggregate value of:	$1,227,835	$1,190,403	$1,058,556	$944,394	$1,020,076

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

64

Invesco S&P 500® Downside Hedged ETF (PHDG)	Invesco Total Return Bond ETF (GTO)	Invesco Ultra Short Duration ETF (GSY)	Invesco Variable Rate Investment Grade ETF (VRIG)

$15,519,075	$177,751,729	$2,638,888,269	$381,294,266
1,852,924	-	1,262,485	11,860,764

-	133	163,542	-
65,182	-	-	-
-	12,881,944	70,907	3,019,655
-	286,531	-	-

2,636,112	-	-	-

14,919	691,751	8,890,717	873,494
3	-	212	-
-	14,463,958	215,213	87,175
-	5,440,198	10,083,787	-

20,088,215	211,516,244	2,659,575,132	397,135,354

-	-	223,286	-
29,734	-	-	-

-	154,022	-	-
-	34,523,938	35,303,673	5,519,656
12,162	-	1,262,485	-
6,358	52,712	-	83,700
-	-	438,657	-
-	-	15,029	-
2,568	2,787	547,686	5,204

50,822	34,733,459	37,790,816	5,608,560

$20,037,393	$176,782,785	$2,621,784,316	$391,526,794

$98,067,278	$172,393,362	$2,609,321,934	$395,340,075
(78,029,885)	4,389,423	12,462,382	(3,813,281)

$20,037,393	$176,782,785	$2,621,784,316	$391,526,794

750,000	3,250,000	52,000,000	15,700,001
$26.72	$54.39	$50.42	$24.94

$26.65	$54.43	$50.42	$24.95

$14,917,513	$173,921,077	$2,628,122,884	$381,118,944

$1,859,861	$-	$1,262,485	$11,617,764

$-	$282,830	$-	$-

$11,824	$-	$1,226,784	$-

65

Statements of Operations

For the year ended October 31, 2019

	Invesco Active U.S. Real Estate ETF (PSR)	Invesco Balanced Multi-Asset Allocation ETF (PSMB)	Invesco Conservative Multi-Asset Allocation ETF (PSMC)	Invesco Growth Multi-Asset Allocation ETF (PSMG)
Investment income:
Unaffiliated interest income	$-	$-	$-	$-
Unaffiliated dividend income	1,595,943	-	-	-
Affiliated dividend income	1,158	96,925	168,883	101,900
Securities lending income	103	23,156	26,481	17,555
Foreign withholding tax	-	-	-	-

Total investment income	1,597,204	120,081	195,364	119,455

Expenses:
Unitary management fees	202,975	2,061	2,648	2,127
Advisory fees	-	-	-	-
Accounting & administration fees	-	-	-	-
Custodian & transfer agent fees	-	-	-	-
Trustees’ and officer’s fees	-	-	-	-
Proxy fees	2,746	2,325	2,324	2,336
Other expenses	-	-	-	-

Total expenses	205,721	4,386	4,972	4,463

Less: Waivers	(103)	(3)	(9)	(3)

Net expenses	205,618	4,383	4,963	4,460

Net investment income	1,391,586	115,698	190,401	114,995

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(67,026)	-	-	-
Affiliated investment securities	-	102,232	87,583	126,562
Unaffiliated in-kind redemptions	6,208,410	-	-	-
Affiliated in-kind redemptions	-	499,834	586,004	150,638
Foreign currencies	-	-	-	-
Forward foreign currency contracts	-	-	-	-
Futures contracts	-	-	-	-
Written options	-	-	-	-

Net realized gain (loss)	6,141,384	602,066	673,587	277,200

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	5,252,874	-	-	-
Affiliated investment securities	-	44,652	89,616	141,956
Foreign currencies	-	-	-	-
Forward foreign currency contracts	-	-	-	-
Futures contracts	-	-	-	-

Change in net unrealized appreciation	5,252,874	44,652	89,616	141,956

Net realized and unrealized gain (loss)	11,394,258	646,718	763,203	419,156

Net increase (decrease) in net assets resulting from operations	$12,785,844	$762,416	$953,604	$534,151

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

66

Invesco Moderately Conservative Multi-Asset Allocation ETF (PSMM)	Invesco S&P 500® Downside Hedged ETF (PHDG)	Invesco Total Return Bond ETF (GTO)	Invesco Ultra Short Duration ETF (GSY)	Invesco Variable Rate Investment Grade ETF (VRIG)

$-	$-	$2,152,330	$67,634,281	$13,425,389
-	483,988	20,179	-	-
128,914	142,611	-	-	238,110
17,319	538	22	564	35
-	-	(826)	(31,792)	-

146,233	627,137	2,171,705	67,603,053	13,663,534

2,037	121,168	333,854	-	1,243,613
-	-	-	4,516,711	-
-	-	-	115,246	-
-	-	-	12,040	-
-	-	-	22,380	-
2,334	2,568	2,786	18,877	5,204
-	-	-	402,994	-

4,371	123,736	336,640	5,088,248	1,248,817

(4)	(11,725)	-	-	(19,347)

4,367	112,011	336,640	5,088,248	1,229,470

141,866	515,126	1,835,065	62,514,805	12,434,064

-	(374,643)	1,813,360	2,056,310	(2,354,093)
146,406	-	-	108	30,975
-	451,222	-	-	-
-	-	-	-	-
-	-	(6,544)	(40,906)	-
-	-	6,491	(751,100)	-
-	(1,698,362)	(1,298,793)	-	-
-	-	(1,753)	-	-

146,406	(1,621,783)	512,761	1,264,412	(2,323,118)

-	1,014,107	5,175,651	9,789,881	1,061,737
168,743	(2,250)	-	-	243,000
-	-	2,112	(180,484)	-
-	-	133	(87,327)	-
-	(179,028)	32,545	-	-

168,743	832,829	5,210,441	9,522,070	1,304,737

315,149	(788,954)	5,723,202	10,786,482	(1,018,381)

$457,015	$(273,828)	$7,558,267	$73,301,287	$11,415,683

67

Statements of Changes in Net Assets

For the years ended October 31, 2019 and 2018

	Invesco Active U.S. Real Estate ETF (PSR)		Invesco Balanced Multi-Asset Allocation ETF (PSMB)
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income	$1,391,586	$646,614	$115,698	$46,890
Net realized gain (loss)	6,141,384	(291,245)	602,066	6,601
Change in net unrealized appreciation (depreciation) .	5,252,874	(400,767)	44,652	(82,789)

Net increase (decrease) in net assets resulting from operations	12,785,844	(45,398)	762,416	(29,298)

Distributions to Shareholders from:
Distributable earnings	(1,794,273)	(457,566)	(94,498)	(41,471)

Shareholder Transactions:
Proceeds from shares sold	110,777,526	8,200,189	13,727,128	1,359,379
Value of shares repurchased	(28,024,316)	(3,910,636)	(12,769,071)	-

Net increase in net assets resulting from share transactions	82,753,210	4,289,553	958,057	1,359,379

Net increase (decrease) in net assets	93,744,781	3,786,589	1,625,975	1,288,610

Net assets:
Beginning of year	27,806,765	24,020,176	2,620,402	1,331,792

End of year	$121,551,546	$27,806,765	$4,246,377	$2,620,402

Changes in Shares Outstanding:
Shares sold	1,200,000	100,000	1,000,000	100,000
Shares repurchased	(300,000)	(50,000)	(900,000)	-
Shares outstanding, beginning of year	350,000	300,000	200,001	100,001

Shares outstanding, end of year	1,250,000	350,000	300,001	200,001

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

68

Invesco Conservative Multi-Asset Allocation ETF (PSMC)		Invesco Growth Multi-Asset Allocation ETF (PSMG)		Invesco Moderately Conservative Multi-Asset Allocation ETF (PSMM)
Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018

$190,401	$43,679	$114,995	$44,328	$141,866	$39,735
673,587	(2,910)	277,200	9,854	146,406	3,123
89,616	(35,411)	141,956	(92,178)	168,743	(36,887)

953,604	5,358	534,151	(37,996)	457,015	5,971

(181,438)	(43,324)	(122,002)	(37,124)	(124,458)	(40,004)

13,463,524	-	2,698,237	1,410,361	3,907,547	-
(11,579,555)	-	(1,401,116)	-	-	-

1,883,969	-	1,297,121	1,410,361	3,907,547	-

2,656,135	(37,966)	1,709,270	1,335,241	4,240,104	(34,033)

1,249,034	1,287,000	2,690,766	1,355,525	1,276,384	1,310,417

$3,905,169	$1,249,034	$4,400,036	$2,690,766	$5,516,488	$1,276,384

1,100,000	-	200,000	100,000	300,000	-
(900,000)	-	(100,000)	-	-	-
100,001	100,001	200,001	100,001	100,001	100,001

300,001	100,001	300,001	200,001	400,001	100,001

69

Statements of Changes in Net Assets–(continued)

For the years ended October 31, 2019 and 2018

	Invesco S&P 500® Downside Hedged ETF (PHDG)		Invesco Total Return Bond ETF (GTO)
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Two Months Ended October 31, 2018(a)	Year Ended August 31, 2018
Operations:
Net investment income	$515,126	$362,692	$1,835,065	$246,381	$1,729,357
Net realized gain (loss)	(1,621,783)	4,228,306	512,761	566,597	306,266
Change in net unrealized appreciation (depreciation)	832,829	(3,434,841)	5,210,441	(1,523,442)	(788,412)

Net increase (decrease) in net assets resulting from operations	(273,828)	1,156,157	7,558,267	(710,464)	1,247,211

Distributions to Shareholders from:
Distributable earnings	(483,318)	(438,757)	(2,627,276)	(254,440)	(1,904,261)

Shareholder Transactions:
Proceeds from shares sold	16,147,665	5,899,570	131,138,988	-	18,394,224
Value of shares repurchased	(21,875,872)	(4,100,215)	-	-	(57,597,609)

Net increase (decrease) in net assets resulting from share transactions	(5,728,207)	1,799,355	131,138,988	-	(39,203,385)

Net increase (decrease) in net assets	(6,485,353)	2,516,755	136,069,979	(964,904)	(39,860,435)

Net assets:
Beginning of period	26,522,746	24,005,991	40,712,806	41,677,710	81,538,145

End of period	$20,037,393	$26,522,746	$176,782,785	$40,712,806	$41,677,710

Changes in Shares Outstanding:
Shares sold	600,000	200,000	2,450,000	-	350,000
Shares repurchased	(800,000)	(150,000)	-	-	(1,100,000)
Shares outstanding, beginning of period	950,000	900,000	800,000	800,000	1,550,000

Shares outstanding, end of period	750,000	950,000	3,250,000	800,000	800,000

(a)	For the period September 1, 2018 through October 31, 2018.
(b)	For the period June 1, 2018 through October 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

70

Invesco Ultra Short Duration ETF (GSY)			Invesco Variable Rate Investment Grade ETF (VRIG)
Year Ended October 31, 2019	Five Months Ended October 31, 2018(b)	Year Ended May 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018

$62,514,805	$14,998,841	$19,427,424	$12,434,064	$7,874,125
1,264,412	90,013	2,820,225	(2,323,118)	(260,131)
9,522,070	(1,745,300)	100,925	1,304,737	(1,489,063)

73,301,287	13,343,554	22,348,574	11,415,683	6,124,931

(63,730,963)	(15,247,637)	(22,054,804)	(13,248,198)	(8,510,280)

3,061,250,919	798,720,129	391,813,223	24,927,861	316,705,784
(2,060,592,233)	(351,725,452)	(301,733,842)	(79,436,569)	–

1,000,658,686	446,994,677	90,079,381	(54,508,708)	316,705,784

1,010,229,010	445,090,594	90,373,151	(56,341,223)	314,320,435

1,611,555,306	1,166,464,712	1,076,091,561	447,868,017	133,547,582

$2,621,784,316	$1,611,555,306	$1,166,464,712	$391,526,794	$447,868,017

60,900,000	15,900,000	7,800,000	1,000,000	12,600,000
(41,000,000)	(7,000,000)	(6,000,000)	(3,200,000)	-
32,100,000	23,200,000	21,400,000	17,900,001	5,300,001

52,000,000	32,100,000	23,200,000	15,700,001	17,900,001

71

Financial Highlights

Invesco Active U.S. Real Estate ETF (PSR)

	Years Ended October 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of year	$79.45	$80.07	$75.57	$73.43	$70.66
Net investment income(a)	2.16	2.05	0.75	1.73	1.51
Net realized and unrealized gain (loss) on investments	18.01	(1.24)	5.44	3.04	2.51
Total from investment operations	20.17	0.81	6.19	4.77	4.02
Distributions to shareholders from:
Net investment income	(2.38)	(1.43)	(1.69)	(1.80)	(1.25)
Net realized gains	-	-	-	(0.83)	-
Total distributions	(2.38)	(1.43)	(1.69)	(2.63)	(1.25)
Net asset value at end of year	$97.24	$79.45	$80.07	$75.57	$73.43
Market price at end of year(b)	$97.13	$79.30	$80.04	$75.55	$73.49
Net Asset Value Total Return(c)	25.82%	1.02%	8.37%	6.65%	5.72%
Market Price Total Return(c)	25.90%	0.87%	8.36%	6.53%	5.85%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$121,552	$27,807	$24,020	$26,450	$55,069
Ratio to average net assets of:
Expenses	0.35%	0.53%	0.80%	0.80%	0.80%
Net investment income	2.40%	2.58%	0.97%	2.34%	2.09%
Portfolio turnover rate(d)	30%	92%	134%	192%	199%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

72

Financial Highlights–(continued)

Invesco Balanced Multi-Asset Allocation ETF (PSMB)

	Years Ended October 31,			For the Period February 21, 2017(a) Through October 31,
	2019		2018	2017
Per Share Operating Performance:
Net asset value at beginning of period	$13.10		$13.32	$12.50
Net investment income(b)(c)	0.38		0.36	0.18
Net realized and unrealized gain (loss) on investments	1.09		(0.23)	0.76
Total from investment operations	1.47		0.13	0.94
Distributions to shareholders from:
Net investment income	(0.38)		(0.32)	(0.12)
Net realized gains	(0.04)		(0.03)	-
Total distributions	(0.42)		(0.35)	(0.12)
Net asset value at end of period	$14.15		$13.10	$13.32
Market price at end of period(d)	$14.17		$13.14	$13.33
Net Asset Value Total Return(e)	11.57%		0.89%	7.57	%(f)
Market Price Total Return(e)	11.37%		1.12%	7.65	%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$4,246		$2,620	$1,332
Ratio to average net assets of:
Expenses(g)	0.11	%(h)	0.05%	0.05	%(i)
Net investment income(c)	2.81	%(h)	2.68%	2.08	%(i)
Portfolio turnover rate(j)	56%		26%	6%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)

Net investment income (loss) is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratio of net investment income (loss) does not include net investment income of the underlying funds in which the Fund invests.

(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)

The net asset value total return from Fund Inception (February 23, 2017, the first day of trading on the Exchange) to October 31, 2017 was 7.74%. The market price total return from Fund Inception to October 31, 2017 was 7.65%.

(g)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(h)	Ratios include non-recurring costs associated with a proxy statement of 0.06%.
(i)	Annualized.
(j)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

73

Financial Highlights–(continued)

Invesco Conservative Multi-Asset Allocation ETF (PSMC)

	Years Ended October 31,			For the Period February 21, 2017(a) Through October 31,
	2019		2018	2017
Per Share Operating Performance:
Net asset value at beginning of period	$12.49		$12.87	$12.50
Net investment income(b)(c)	0.46		0.44	0.21
Net realized and unrealized gain (loss) on investments	0.73		(0.38)	0.31
Total from investment operations	1.19		0.06	0.52
Distributions to shareholders from:
Net investment income	(0.66)		(0.42)	(0.15)
Net realized gains	-		(0.02)	-
Total distributions	(0.66)		(0.44)	(0.15)
Net asset value at end of period	$13.02		$12.49	$12.87
Market price at end of period(d)	$13.04		$12.49	$12.88
Net Asset Value Total Return(e)	9.80%		0.39%	4.18	%(f)
Market Price Total Return(e)	9.96%		0.31%	4.26	%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$3,905		$1,249	$1,287
Ratio to average net assets of:
Expenses(g)	0.09	%(h)	0.05%	0.05	%(i)
Net investment income(c)	3.60	%(h)	3.42%	2.36	%(i)
Portfolio turnover rate(j)	32%		38%	4%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)

Net investment income (loss) is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratio of net investment income (loss) does not include net investment income of the underlying funds in which the Fund invests.

(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)

The net asset value total return from Fund Inception (February 23, 2017, the first day of trading on the Exchange) to October 31, 2017 was 4.26%. The market price total return from Fund Inception to October 31, 2017 was 4.17%.

(g)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(h)	Ratios include non-recurring costs associated with a proxy statement of 0.04%.
(i)	Annualized.
(j)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

74

Financial Highlights–(continued)

Invesco Growth Multi-Asset Allocation ETF (PSMG)

	Years Ended October 31,			For the Period February 21, 2017(a) Through October 31,
	2019		2018	2017
Per Share Operating Performance:
Net asset value at beginning of period	$13.45		$13.56	$12.50
Net investment income(b)(c)	0.38		0.35	0.17
Net realized and unrealized gain (loss) on investments	1.23		(0.15)	1.00
Total from investment operations	1.61		0.20	1.17
Distributions to shareholders from:
Net investment income	(0.35)		(0.28)	(0.11)
Net realized gains	(0.04)		(0.03)	-
Total distributions	(0.39)		(0.31)	(0.11)
Net asset value at end of period	$14.67		$13.45	$13.56
Market price at end of period(d)	$14.69		$13.50	$13.59
Net Asset Value Total Return(e)	12.24%		1.43%	9.36	%(f)
Market Price Total Return(e)	11.97%		1.58%	9.60	%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$4,400		$2,691	$1,356
Ratio to average net assets of:
Expenses(g)	0.10	%(h)	0.05%	0.05	%(i)
Net investment income(c)	2.70	%(h)	2.51%	1.90	%(i)
Portfolio turnover rate(j)	81%		21%	6%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)

Net investment income (loss) is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratio of net investment income (loss) does not include net investment income of the underlying funds in which the Fund invests.

(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)

The net asset value total return from Fund Inception (February 23, 2017, the first day of trading on the Exchange) to October 31, 2017 was 9.54%. The market price total return from Fund Inception to October 31, 2017 was 9.69%.

(g)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(h)	Ratios include non-recurring costs associated with a proxy statement of 0.05%.
(i)	Annualized.
(j)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

75

Financial Highlights–(continued)

Invesco Moderately Conservative Multi-Asset Allocation ETF (PSMM)

	Years Ended October 31,			For the Period February 21, 2017(a) Through October 31,
	2019		2018	2017
Per Share Operating Performance:
Net asset value at beginning of period	$12.76		$13.10	$12.50
Net investment income(b)(c)	0.46		0.40	0.20
Net realized and unrealized gain (loss) on investments	0.94		(0.34)	0.54
Total from investment operations	1.40		0.06	0.74
Distributions to shareholders from:
Net investment income	(0.36)		(0.37)	(0.14)
Net realized gains	(0.01)		(0.03)	-
Total distributions	(0.37)		(0.40)	(0.14)
Net asset value at end of period	$13.79		$12.76	$13.10
Market price at end of period(d)	$13.82		$12.78	$13.12
Net Asset Value Total Return(e)	11.22%		0.40%	5.94	%(f)
Market Price Total Return(e)	11.28%		0.41%	6.10	%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$5,516		$1,276	$1,310
Ratio to average net assets of:
Expenses(g)	0.11	%(h)	0.05%	0.05	%(i)
Net investment income(c)	3.48	%(h)	3.03%	2.23	%(i)
Portfolio turnover rate(j)	65%		32%	5%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)

Net investment income (loss) is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratio of net investment income (loss) does not include net investment income of the underlying funds in which the Fund invests.

(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)

The net asset value total return from Fund Inception (February 23, 2017, the first day of trading on the Exchange) to October 31, 2017 was 6.03%. The market price total return from Fund Inception to October 31, 2017 was 6.02%.

(g)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(h)	Ratios include non-recurring costs associated with a proxy statement of 0.06%.
(i)	Annualized.
(j)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

76

Financial Highlights–(continued)

Invesco S&P 500® Downside Hedged ETF (PHDG)

	Years Ended October 31,
	2019		2018	2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of year	$27.92		$26.67	$23.42	$24.89	$29.50

Net investment income(a)	0.46		0.41	0.40	0.37	0.33
Net realized and unrealized gain (loss) on investments	(1.21)		1.36	3.37	(1.37)	(3.39)

Total from investment operations	(0.75)		1.77	3.77	(1.00)	(3.06)

Distributions to shareholders from:
Net investment income	(0.45)		(0.52)	(0.52)	(0.47)	(0.32)
Net realized gains	-		-	-	-	(1.23)
Total distributions	(0.45)		(0.52)	(0.52)	(0.47)	(1.55)

Net asset value at end of year	$26.72		$27.92	$26.67	$23.42	$24.89

Market price at end of year(b)	$26.65		$27.86	$26.68	$23.45	$24.92

Net Asset Value Total Return(c)	(2.71)%		6.61%	16.27%	(4.10)%	(10.83)%
Market Price Total Return(c)	(2.75)%		6.33%	16.16%	(4.09)%	(10.69)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$20,037		$26,523	$24,006	$106,574	$416,981
Ratio to average net assets of:
Expenses, after Waivers(d)	0.36	%(e)	0.38%	0.39%	0.37%	0.35%
Expenses, prior to Waivers(d)	0.40	%(e)	0.39%	0.39%	0.39%	0.39%
Net investment income	1.66	%(e)	1.45%	1.59%	1.52%	1.23%
Portfolio turnover rate(f)	608%		542%	54%	373%	478%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

77

Financial Highlights–(continued)

Invesco Total Return Bond ETF (GTO)

	Year Ended October 31,		Two Months Ended October 31,		Years Ended August 31,		For the Period February 10, 2016(a) Through August 31,
	2019		2018		2018	2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$50.89		$52.10		$52.61	$52.54	$49.97

Net investment income(b)	1.44		0.31		1.47	1.47	0.72
Net realized and unrealized gain (loss) on investments	4.57		(1.20)		(0.37)	0.29	2.42

Total from investment operations	6.01		(0.89)		1.10	1.76	3.14

Distributions to shareholders from:
Net investment income	(1.55)		(0.32)		(1.49)	(1.38)	(0.57)
Net realized gains	(0.96)		-		(0.12)	(0.31)	-

Total distributions	(2.51)		(0.32)		(1.61)	(1.69)	(0.57)

Net asset value at end of period	$54.39		$50.89		$52.10	$52.61	$52.54

Market price at end of period	$54.43	(c)	$50.93	(c)	$52.10 (c)	$52.67	$52.60

Net Asset Value Total Return(d)	12.22%		(1.72)%		2.14%	3.47%	6.29%
Market Price Total Return(d)	12.20%		(1.64)%		2.02%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$176,783		$40,713		$41,678	$81,538	$21,014
Ratio to average net assets of:
Expenses, after Waivers	0.50	%(e)	0.50	%(f)	0.50%	0.49%	0.49	%(f)
Expenses, prior to Waivers	0.50	%(e)	0.50	%(f)	0.51%	0.51%	0.50	%(f)
Net investment income	2.75%		3.58	%(f)	2.80%	2.87%	2.56	%(f)
Portfolio turnover rate(g)	511%		53%		219%	171%	131%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

78

Financial Highlights–(continued)

Invesco Ultra Short Duration ETF (GSY)

	Year Ended October 31, 2019	Five Months Ended October 31, 2018		Years Ended May 31,
				2018	2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of period	$50.20	$50.28		$50.28	$50.01	$50.10	$50.30

Net investment income(a)	1.38	0.55		0.87	0.70	0.60	0.63
Net realized and unrealized gain (loss) on investments	0.24	(0.06)		0.14	0.24	(0.11)	(0.12)

Total from investment operations	1.62	0.49		1.01	0.94	0.49	0.51

Distributions to shareholders from:
Net investment income	(1.39)	(0.57)		(1.01)	(0.67)	(0.58)	(0.71)
Net realized gains	(0.01)	-		-	-	-	-

Total distributions	(1.40)	(0.57)		(1.01)	(0.67)	(0.58)	(0.71)

Net asset value at end of period	$50.42	$50.20		$50.28	$50.28	$50.01	$50.10

Market price at end of period	$50.42 (b)	$50.22	(b)	$50.29 (b)	$50.29	$50.03	$50.11

Net Asset Value Total Return(c)	3.25%	0.98%		2.02%	1.90%	0.98%	1.01%
Market Price Total Return(c)	3.20%	1.00%		2.02%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$2,621,784	$1,611,555		$1,166,465	$1,076,092	$715,109	$440,913
Ratio to average net assets of:
Expenses, after Waivers	0.23%	0.25	%(d)	0.27%	0.27%	0.28%	0.25%
Expenses, prior to Waivers	0.23%	0.25	%(d)	0.28%	0.28%	0.28%	0.25%
Net investment income	2.77%	2.64	%(d)	1.74%	1.40%	1.21%	1.25%
Portfolio turnover rate(e)	30%	6%		56%	52%	25%	44%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights–(continued)

Invesco Variable Rate Investment Grade ETF (VRIG)

	Years Ended October 31,			For the Period September 20, 2016(a) Through October 31,
	2019	2018	2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$25.02	$25.20	$24.98	$25.00

Net investment income(b)	0.75	0.65	0.50	0.06
Net realized and unrealized gain (loss) on investments	(0.03)	(0.15)	0.29	(0.03)

Total from investment operations	0.72	0.50	0.79	0.03

Distributions to shareholders from:
Net investment income	(0.80)	(0.68)	(0.56)	(0.05)
Return of capital	-	-	(0.01)	(0.00	)(c)

Total distributions	(0.80)	(0.68)	(0.57)	(0.05)

Net asset value at end of period	$24.94	$25.02	$25.20	$24.98

Market price at end of period(d)	$24.95	$25.02	$25.22	$25.04

Net Asset Value Total Return(e)	2.92%	2.01%	3.21%	0.14	%(f)
Market Price Total Return(e)	2.96%	1.92%	3.04%	0.38	%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$391,527	$447,868	$133,548	$49,956
Ratio to average net assets of:
Expenses	0.30%	0.30%	0.30%	0.30	%(g)
Net investment income	3.00%	2.59%	1.98%	2.03	%(g)
Portfolio turnover rate(h)	62%	26%	23%	2%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $(0.005).
(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)

The net asset value total return from Fund Inception (September 22, 2016, the first day of trading on the Exchange) to October 31, 2016 was 0.18%. The market price total return from Fund Inception to October 31, 2016 was 0.22%.

(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

Invesco Actively Managed Exchange-Traded Fund Trust

October 31, 2019

NOTE 1–Organization

Invesco Actively Managed Exchange-Traded Fund Trust (the “Trust”) was organized as a Delaware statutory trust on November 6, 2007 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name
Invesco Active U.S. Real Estate ETF (PSR)	“Active U.S. Real Estate ETF”
Invesco Balanced Multi-Asset Allocation ETF (PSMB)	“Balanced Multi-Asset Allocation ETF”
Invesco Conservative Multi-Asset Allocation ETF (PSMC)	“Conservative Multi-Asset Allocation ETF”
Invesco Growth Multi-Asset Allocation ETF (PSMG)	“Growth Multi-Asset Allocation ETF”
Invesco Moderately Conservative Multi-Asset Allocation ETF (PSMM)	“Moderately Conservative Multi-Asset Allocation ETF”
Invesco S&P 500® Downside Hedged ETF (PHDG)	“S&P 500® Downside Hedged ETF”
Invesco Total Return Bond ETF (GTO)	“Total Return Bond ETF”
Invesco Ultra Short Duration ETF (GSY)	“Ultra Short Duration ETF”
Invesco Variable Rate Investment Grade ETF (VRIG)	“Variable Rate Investment Grade ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on the following exchanges:

Fund	Exchange
Active U.S. Real Estate ETF	NYSE Arca, Inc.
Balanced Multi-Asset Allocation ETF	Cboe BZX Exchange, Inc.
Conservative Multi-Asset Allocation ETF	Cboe BZX Exchange, Inc.
Growth Multi-Asset Allocation ETF	Cboe BZX Exchange, Inc.
Moderately Conservative Multi-Asset Allocation ETF	Cboe BZX Exchange, Inc.
S&P 500® Downside Hedged ETF	NYSE Arca, Inc.
Total Return Bond ETF	NYSE Arca, Inc.
Ultra Short Duration ETF	NYSE Arca, Inc.
Variable Rate Investment Grade ETF	The NASDAQ Stock Market

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units for Active U.S. Real Estate ETF, Balanced Multi-Asset Allocation ETF, Conservative Multi-Asset Allocation ETF, Growth Multi-Asset Allocation ETF and Moderately Conservative Multi-Asset Allocation ETF are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Creation Units for Total Return Bond ETF, Ultra Short Duration ETF and Variable Rate Investment Grade ETF are issued and redeemed principally in exchange for the deposit or delivery of cash. Creation Units for S&P 500® Downside Hedged ETF are issued and redeemed partially in exchange for the deposit or delivery of cash and partially in exchange for Deposit Securities. Except when aggregated in Creation Units by authorized participants, the Shares are not individually redeemable securities of the Funds.

Balanced Multi-Asset Allocation ETF, Conservative Multi-Asset Allocation ETF, Growth Multi-Asset Allocation ETF and Moderately Conservative Multi-Asset Allocation ETF are each a “fund of funds,” in that each invests in other exchange-traded funds (“Underlying Funds”) advised by Invesco Capital Management LLC (the “Adviser”) or its affiliates, or other unaffiliated advisers. Each Underlying Fund’s accounting policies are outlined in that Underlying Fund’s financial statements and are publicly available.

The investment objective for Active U.S. Real Estate ETF is to seek to achieve high total return through growth of capital and current income. The investment objective for Balanced Multi-Asset Allocation ETF is to seek to provide current income and capital appreciation. The investment objective for Conservative Multi-Asset Allocation ETF is to seek total return consistent with a lower level of risk relative to the broad stock market. The investment objective for Growth Multi-Asset Allocation ETF is to seek to provide long-term capital appreciation. The investment objective for Moderately Conservative Multi-Asset Allocation ETF is to seek to provide current income and some capital appreciation. The investment objective for S&P 500® Downside Hedged ETF is to seek to achieve positive total returns in rising or falling markets that are not directly correlated to broad equity or fixed income

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market returns. The investment objective for Total Return Bond ETF is to seek maximum total return, comprised of income and capital appreciation. The investment objective of Ultra Short Duration ETF is to seek maximum current income, consistent with preservation of capital and daily liquidity. The investment objective for Variable Rate Investment Grade ETF is to seek to generate current income while maintaining low portfolio duration as a primary objective and capital appreciation as a secondary objective.

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policies:

Securities, including restricted securities in an Underlying Fund, if any, that are held as investments of a Fund, are valued in accordance with the Underlying Fund’s valuation policy. The policies of Underlying Funds affiliated with the Funds as a result of having the same investment adviser are the same as those set forth below.

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter (“OTC”) market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

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Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Other Risks

Active Trading Risk. Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

Agency Debt Risk. Certain Funds may invest in debt issued by government agencies, including the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Instruments issued by government agencies generally are backed only by the general creditworthiness and reputation of the government agency issuing the instrument and are not backed by the full faith and credit of the U.S. government. As a result, there is uncertainty as to the current status of many obligations of Fannie Mae, Freddie Mac and other agencies that are placed under conservatorship of the federal government.

Authorized Participant Concentration Risk. Only Authorized Participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that those APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities underlying each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, which may be more likely to trade at a premium or discount to each Fund’s NAV and possibly face trading halts and/or delisting. This risk may be heightened for a Fund if it invests in non-U.S. securities, which may have lower trading volumes.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercises such a call during a period of declining interest rates, a Fund may have to replace such called security with a lower yielding security. If that were to happen, such Fund’s net investment income could fall.

Cash Transaction Risk. Most exchange-traded funds (“ETFs”) generally make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. However, certain Funds currently intends to effect creations and redemptions principally for cash, rather than principally in-kind, due to the nature of the Fund’s investments. As such, each Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, a Fund may recognize a capital gain on these sales that might not have been incurred if the Fund had made a redemption in-kind. This may decrease the tax efficiency of each Fund compared to ETFs that utilize an in-kind redemption process and there may be a substantial difference in the after-tax rate of the return between each Fund and conventional ETFs.

Collateralized Loan Obligations (“CLOs”) and Collateralized Debt Obligations (“CDOs”) Risk. Certain Funds may invest in CLOs and CDOs. CLOs bear many of the same risks as other forms of asset-backed securities (“ABS”), including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or “tranches’’ that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. Each Fund’s investment in CLOs may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.

Commercial Paper Risk. Certain Funds may invest in commercial paper. The value of the Fund’s investment in commercial paper, which is an unsecured promissory note that generally has a maturity date between one and 270 days and is issued by a U.S. or foreign entity, is susceptible to changes in the issuer’s financial condition or credit quality. Investments in commercial paper are usually discounted from their value at maturity. Commercial paper can be fixed-rate or variable rate and can be adversely affected by changes in interest rates.

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Commodity Pool Risk. Certain Funds may invest in futures contracts, which cause it to be deemed to be a commodity pool, thereby subjecting the Fund to regulation under the Commodity Exchange Act and rules of the Commodity Futures Trading Commission (“CFTC”). The Adviser is registered as a Commodity Pool Operator (“CPO”) and as a commodity trading advisor (“CTA”), and the Fund will be operated in accordance with CFTC rules. Registration as a CPO or CTA subjects the Adviser to additional laws, regulations and enforcement policies, all of which could increase compliance costs and may affect the operations and financial performance of the Fund. Registration as a commodity pool may have negative effects on the ability of the Fund to engage in its planned investment program.

Credit Risk. The issuer of instruments in which certain Funds invest may be unable to meet interest and/or principal payments. An issuer’s securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations. Even in the case of collateralized debt obligations, there is no assurance that the sale of collateral would raise enough cash to satisfy an issuer’s payment obligations or that the collateral can or will be liquidated.

Currency Risk. Because each Fund’s NAV is determined in U.S. dollars, a Fund’s NAV could decline if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing a Fund’s overall NAV. Exchange rates may be volatile and may change quickly and unpredictably in response to both global economic developments and economic conditions, causing an adverse impact on the Fund. As a result, investors have the potential for losses regardless of the length of time they intend to hold Shares.

Derivatives Risk. Derivatives involve risks different from, or possibly greater than, risks associated with other types of investments. Derivatives may be harder to value and may also be less tax efficient. To the extent that a Fund uses derivatives for hedging or to gain or limit exposure to a particular market or market segment, there may be imperfect correlation between the value of the derivative instrument and the value of the instrument being hedged or the relevant market or market segment, in which case the Fund may not realize the intended benefits. There is also the risk that during adverse market conditions, an instrument which would usually operate as a hedge provides no hedging benefits at all. A Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company as well as regulatory changes.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Emerging Markets Investment Risk. For certain Funds, investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in emerging market securities, and emerging market securities may have relatively low market liquidity, decreased publicly available information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Emerging market securities also are subject to the risks of expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in emerging market securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions. Emerging markets usually are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or

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repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed- income security may be downgraded after purchase, which may adversely affect the value of the security.

Foreign Investment Risk. For certain Funds, investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability, local taxation, potential currency transfer restrictions or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. These risks may be exacerbated in emerging market countries. If a Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns. Such risks may be exacerbated in emerging markets, where securities laws are relatively new and unsettled.

High Yield Securities (Junk Bond) Risk. Compared to higher quality debt securities, high yield debt securities (commonly referred to as “junk bonds”) involve a greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors’ claims. They are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. High yield debt securities often are issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which generally are less able than more financially stable firms to make scheduled payment of interest and principal. The values of junk bond often fluctuate more in response to company, political, regulatory or economic developments than higher quality bonds, and their values can decline significantly over short periods of time or during periods of economic difficulty when the bonds could be difficult to value or sell at a fair price.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, legislative or regulatory changes, adverse market conditions and/or increased competition within the industry or industry group. In addition, at times, such industry or industry group may be out of favor and underperform other industries, industry groups or the market as a whole.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration. “Duration risk” is related to interest rate risk; it refers to the risks associated with the sensitivity of a bond’s price to a one percent change in interest rates. Bonds with longer durations (i.e., a greater length of time until they reach maturity) face greater duration risk, meaning that they tend to exhibit greater volatility and are more sensitive to changes in interest rates than bonds with shorter durations. The Fund seeks to limit its exposure to interest rate risk and duration risk by constructing a portfolio of variable rate instruments that have an average duration of one year or less.

Investing in ETFs and Other Investment Companies Risk. A Fund’s investment performance may depend on the investment performance of the funds in which it invests. An investment in an investment company is subject to the risks associated with that investment company. Each Fund will pay indirectly a proportional share of the fees and expenses of the investment companies in which it invests (including costs and fees of the investment companies), while continuing to pay its own management fee to the Adviser. As a result, shareholders will absorb duplicate levels of fees with respect to a Fund’s investments in other investment companies.

Issuer-Specific Changes Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Liquidity Risk. For certain Funds, liquidity risk exists when a particular investment is difficult to purchase or sell. If the Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

Management Risk. The Funds are subject to management risk because they are actively managed portfolios. In managing a Fund’s portfolio securities, the Adviser or a sub-adviser (as applicable and as set forth below), applies investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these will produce the desired results.

Mortgage-Backed and Asset-Backed Securities Risk. For certain Funds, investments in mortgage- and asset-backed securities are subject to prepayment or call risk, which is the risk that payments from the borrower may be received earlier than expected due to changes in the rate at which the underlying loans are prepaid. Securities may be prepaid at a price less than the original purchase value. In addition, TBA transactions involve the risk that the securities received may be less favorable than what was anticipated by the Fund when entering into the TBA transaction and counterparty risk. Default or bankruptcy of a counterparty to a TBA transaction would expose the Fund to potential loss and could affect the Fund’s returns.

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Non-Diversified Fund Risk. Because each Fund (except Active U.S. Real Estate ETF and S&P 500® Downside Hedged ETF) is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase each Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on each Fund’s performance.

Portfolio Size Risk. Under normal market conditions, certain Funds typically will hold a small number of positions (approximately 10-20 Underlying Funds). To the extent that a significant portion of a Fund’s total assets is invested in a limited number of holdings, the appreciation or depreciation of any one Underlying Fund may have a greater impact on such Fund’s NAV than it would if the Fund held a greater number of constituents.

Portfolio Turnover Risk. Certain Funds may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of its Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to a Fund’s shareholders, a Fund will seek to utilize the in-kind creation and redemption mechanism to minimize realization of capital gains to the extent possible.

REIT Risk. For certain Funds, although the Funds will not invest in real estate directly, the REITs in which the Funds invest are subject to risks inherent in the direct ownership of real estate. These risks include, but are not limited to, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers. REITs may be affected by changes in the values of the underlying properties that they own or operate and could fail to qualify for favorable tax or regulatory treatment. REITs also are dependent upon specialized management skills, and their investments may be concentrated in relatively few properties, or in a small geographic area or a single property type. REITs rely heavily on cash flows and a variety of economic and other factors may adversely affect a lessee’s ability to meet its obligations to a REIT. Should a lessee default on their loan, the REIT may experience delays in enforcing its rights as a lessor and may incur substantial costs associated in protecting its investments.

Risk of Investing in Loans. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. The Fund’s investments in loans can be difficult to value accurately and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund is also subject to the risk that the value of the collateral for the loan may be insufficient to cover the borrower’s obligations should the borrower fail to make payments or become insolvent. Participations in loans may subject the Fund to the credit risk of both the borrower and the issuer of the participation and may make enforcement of loan covenants more difficult for the Fund as legal action may have to go through the issuer of the participations. Transactions in loans are often subject to long settlement periods, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. Thus, to the extent the Fund effects redemptions in cash, the Fund is subject to the risk of selling other investments or taking other actions necessary to raise cash to meet its redemption obligations.

Small- and Mid-Capitalization Company Risk. Certain Funds invest in securities of small- and mid- capitalization companies, which involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Tax Risk. There is no guarantee that the income from certain Funds will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after a Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by a Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

To-Be-Announced (TBA) Transactions Risk. TBA purchase commitments involve a risk of loss if the value of the securities to be purchased declines prior to settlement date or if the counterparty may not deliver the securities as promised. Selling a TBA involves a risk of loss if the value of the securities to be sold goes up prior to settlement date. TBA transactions involve counterparty risk. Default or bankruptcy of a counterparty to a TBA transaction would expose a Fund to potential loss and could affect the Fund’s returns.

VIX Index Risk. For S&P 500® Downside Hedged ETF, the Chicago Board Options Exchange (“CBOE”) can make methodological changes to the calculation of the Chicago Board Options Exchange Volatility Index (“VIX Index”) that could affect the value of the futures contracts on the VIX Index. There can be no assurance that the CBOE will not change the VIX Index calculation methodology in a way that may affect the value of each Fund’s Shares. Additionally, the CBOE may alter,

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discontinue or suspend calculation or dissemination of the VIX Index and/or the exercise settlement value. Any of these actions could adversely affect the value of each Fund’s Shares.

C.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis from settlement date. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

D.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

E.

Dividends and Distributions to Shareholders - Each Fund (except Total Return Bond ETF, Ultra Short Duration ETF and Variable Rate Investment Grade ETF) declares and pays dividends from net investment income, if any, to their shareholders quarterly and record such dividends on ex-dividend date. Total Return Bond ETF, Ultra Short Duration ETF and Variable Rate Investment Grade ETF each declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

F.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

G.

Expenses - Each Fund (except Ultra Short Duration ETF) has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including payments to the Affiliated Sub-Advisers (as defined below) for each Fund (except S&P 500® Downside Hedged ETF), and for

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each Fund, the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

Ultra Short Duration ETF is responsible for all of its expenses, including the investment advisory fees, cost of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, acquired fund fees and expense, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”), expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees, acquired fund fees and expenses, if any, and extraordinary expenses.

Expenses of the Trust that are excluded from a Fund’s unitary management fee (if applicable) and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from each Fund’s unitary management fee (if applicable) and that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

H.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

J.

Commercial Mortgage-Backed Securities - Total Return Bond ETF, Ultra Short Duration ETF and Variable Rate Investment Grade ETF may invest in both single and multi-issuer Commercial Mortgage-Backed Securities (“CMBS”). This includes both investment grade and non-investment grade CMBS as well as other non-rated CMBS. A CMBS is a type of mortgage-backed security that is secured by one or more mortgage loans on interests in commercial real estate property. CMBS differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. Investments in CMBS are subject to the various risks which relate to the pool of underlying assets in which the CMBS represents an interest. Securities backed by commercial real estate assets are subject to securities market risks as well as risks similar to those of direct ownership of commercial real estate loans. Risks include the ability of a borrower to meet its obligations on the loan which could lead to default or foreclosure of the property. Such actions may impact the amount of proceeds ultimately derived from the loan, and the timing of receipt of such proceeds.

Management estimates future expected cash flows at the time of purchase based on the anticipated repayment dates on the CMBS. Subsequent changes in expected cash flow projection may result in a prospective change in the timing or character of income recognized on these securities, or the amortized cost of these securities. Each Fund amortizes premiums and/or accretes discounts based on the projected cash flows. Realized and unrealized gains and losses on CMBS are included in the Statements of Operations as Net realized gain (loss) from investment securities and Change in net unrealized appreciation (depreciation) of investment securities, respectively.

K.

Repurchase Agreements - The Funds may enter into repurchase agreements. Collateral on repurchase agreements, including each Fund’s pro-rata interest in joint repurchase agreements, is taken into possession by such Funds upon entering into the repurchase agreement. Collateral consisting of U.S. Government Securities and U.S. Government Sponsored Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of non-government securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates (“Joint repurchase agreements”). The principal amount of the repurchase agreement is equal to the value at period-end. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Funds might incur expenses in enforcing their rights, and could experience losses, including a decline in the value of the collateral and loss of income.

L.

Structured Securities - Certain Funds may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates,

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commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Statements of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Statements of Operations.

M.

Securities Lending - Each Fund may participate in securities lending. Each Fund may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

N.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. A Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Certain Funds may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which a Fund invests.

O.

Forward Foreign Currency Contracts - Certain Funds may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis at the rate prevailing in the currency exchange market at the time or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

Each Fund also enters into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund also enters into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund sets aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in

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advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statements of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statements of Assets and Liabilities.

P.

Futures Contracts - Certain Funds may enter into futures contracts to simulate full investment in securities or manage exposure to equity and market price movements and/or currency risks and provide exposure to markets and indexes.

A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security or index for a specified price at a future date. Certain Funds will only enter into futures contracts that are traded on a U.S. exchange and that are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant broker. During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as a receivable or payable on the Statements of Assets and Liabilities. When the contracts are closed or expire, each Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statements of Operations.

The primary risks associated with futures contracts are market risk, leverage risk and the absence of a liquid secondary market. If a Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and may be required to continue to maintain the margin deposits on the futures contracts until the position expired or matured. As futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will depend on the difference in price of the near and distant contracts. The contracts included in the VIX Index historically have traded in “contango” markets, resulting in a roll cost, which could adversely affect the value of Shares of the S&P 500® Downside Hedged ETF. Futures have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures contracts, guarantees the futures against default. Risks may exceed amounts recognized in the Statements of Assets and Liabilities.

Q.

Call Options Purchased and Written - Certain Funds may write call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statements of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statements of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statements of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statements of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

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R.

Put Options Purchased and Written - Certain Funds may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying portfolio securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statements of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Statements of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively.

A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

S.

Swap Agreements - Certain Funds may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. These agreements may contain, among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any. Interest rate, total return, index and currency exchange rate swap agreements are two- party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statements of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statements of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statements of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of the Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statements of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate, the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

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T.

Distributions from Distributable Earnings— In accordance with the Securities and Exchange Commission’s issuance of Disclosure Update and Simplification, the Funds have presented the total, rather than the components of distributions to shareholders, except for tax return of capital distributions, if any, in the Statements of Changes in Net Assets.

For the year ended August 31, 2018, distributions from distributable earnings for Total Return Bond ETF consisted of distributions from net investment income of $1,754,386 and distributions from net realized gains of $149,875. For the year ended May 31, 2018, distributions from distributable earnings for Ultra Short Duration ETF consisted of distributions from net investment income.

NOTE 3–Investment Advisory Agreements and Other Agreements

The Trust has entered into Investment Advisory Agreements with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs, providing certain clerical, bookkeeping and other administrative services, and for each Fund (except S&P 500® Downside Hedged ETF), oversight of Invesco Advisers, Inc., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”).

Pursuant to an Investment Management Agreement, each Fund (except Ultra Short Duration ETF) accrues daily and pays monthly to the Adviser an annual unitary management fee equal to a percentage of its average daily net assets as follows:

Unitary Management Fees (as a % of Net Assets)
Active U.S. Real Estate ETF	0.35%
Balanced Multi-Asset Allocation ETF	0.05%
Conservative Multi-Asset Allocation ETF	0.05%
Growth Multi-Asset Allocation ETF	0.05%
Moderately Conservative Multi-Asset Allocation ETF	0.05%
S&P 500® Downside Hedged ETF	0.39%
Total Return Bond ETF	0.50%
Variable Rate Investment Grade ETF	0.30%

Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including payments to the Affiliated Sub-Advisers for each Fund (except S&P 500® Downside Hedged ETF), and for each Fund the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

Pursuant to another Investment Advisory Agreement, Ultra Short Duration ETF accrues daily and pays monthly to the Adviser an annual management fee equal to 0.20% of the Fund’s average daily net assets. Ultra Short Duration ETF is responsible for all of its own expenses, including its management fee, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, Acquired Fund Fees and Expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” of the Trust or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for those members of the Board who are not “interested persons” of the Trust and extraordinary expenses.

The Adviser has entered into an Investment Sub-Advisory Agreement with the Affiliated Sub-Advisers for each Fund (except S&P 500® Downside Hedged ETF). The sub-advisory fee for these Funds is paid by the Adviser to the Affiliated Sub-Advisers at 40% of the Adviser’s compensation of the sub-advised assets of each Fund.

The Adviser has agreed to waive fees and/or pay Fund expenses for Ultra Short Duration ETF to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, acquired fund fees and expenses, if any, taxes and extraordinary expenses) from exceeding 0.27% of the Fund’s average daily net assets per year (the “Expense Cap”), through at least August 31, 2021.

Additionally, through at least August 31, 2021, the Adviser has contractually agreed to waive a portion of the Total Return Bond ETF and the Ultra Short Duration ETF’s management fee and/or reimburse Fund expenses for each Fund in an amount equal to 100% of the net advisory fees that an affiliated person of the Adviser (an “Affiliated Person”) or the Adviser receives that are attributable to each Fund’s investments in any other fund managed by such Affiliated Person or the Adviser. This waiver will have the effect of reducing the Acquired Fund Fees and Expenses that are indirectly borne by each Fund. The Adviser cannot discontinue this waiver prior to its expiration.

Further, through at least August 31, 2021, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). There is no guarantee that the Adviser will extend the waiver of these fees past that date.

92

The Adviser has agreed to waive a portion of its unitary management fee to the extent necessary to prevent Total Return Bond ETF operating expenses (excluding interest expenses, brokerage commissions and other trading expenses, Acquired Fund Fees and Expenses, if any, taxes and litigation expenses, and extraordinary expenses) from exceeding the management fee through at least April 6, 2020.

Additionally, Variable Rate Investment Grade ETF may invest in other ETFs managed by the Adviser, and the indirect portion of the management fee that such Fund incurs through such investments is in addition to the Adviser’s unitary management fee. Therefore, the Adviser also has agreed to waive, through August 31, 2021, the management fees that it receives under the unitary management fee from Variable Rate Investment Grade ETF in an amount equal to the indirect management fees that the Fund incurs through its investments in affiliated ETFs managed by the Adviser. There is no guarantee that the Adviser will extend this waiver past that date.

For the year ended October 31, 2019, the Adviser waived fees and/or paid Fund expenses for each Fund in the following amounts:

Active U.S. Real Estate ETF	$103
Balanced Multi-Asset Allocation ETF	3
Conservative Multi-Asset Allocation ETF	9
Growth Multi-Asset Allocation ETF	3
Moderately Conservative Multi-Asset Allocation ETF	4
S&P 500® Downside Hedged ETF	11,725
Total Return Bond ETF	-
Ultra Short Duration ETF	-
Variable Rate Investment Grade ETF	19,347

The fees waived and/or expenses borne by the Adviser for Ultra Short Duration ETF pursuant to the Expense Cap are subject to recapture by the Adviser up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.

There are no amounts available for potential recapture by the Adviser as of October 31, 2019.

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

NOTE 4–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Except for the Funds listed below, as of October 31, 2019, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

93

	Level 1	Level 2	Level 3	Total
S&P 500® Downside Hedged ETF
Investments in Securities
Common Stocks & Other Equity Interests	$15,526,812	$-	$-	$15,526,812
Money Market Funds	1,845,187	-	-	1,845,187

Total Investments in Securities	17,371,999	-	-	17,371,999

Other Investments - Assets(a)
Futures Contracts	65,182	-	-	65,182

Other Investments - Liabilities(a)
Futures Contracts	(29,734)	-	-	(29,734)

Total Other Investments	35,448	-	-	35,448

Total Investments	$17,407,447	$-	$-	$17,407,447

Total Return Bond ETF
Investments in Securities
U.S. Treasury Securities	$-	$61,976,605	$-	$61,976,605
U.S. Dollar Denominated Bonds & Notes	-	61,084,399	-	61,084,399
U.S. Government Sponsored Agency Mortgage-Backed Securities	-	36,143,961	-	36,143,961
Asset-Backed Securities	-	13,211,157	-	13,211,157
U.S. Government Sponsored Agency Securities	-	2,987,216	-	2,987,216
Agency Credit Risk Transfer Notes	-	703,401	-	703,401
Municipal Obligations	-	650,263	-	650,263
Non-U.S. Dollar Denominated Bonds & Notes	-	547,900	-	547,900
Preferred Stocks	401,527	-	-	401,527
Open Exchanged-Traded Index Options Purchased	45,300	-	-	45,300

Total Investments in Securities	446,827	177,304,902	-	177,751,729

Other Investments - Assets(a)
Forward Foreign Currency Contracts	-	133	-	133
Futures Contracts	131,568	-	-	131,568

	131,568	133	-	131,701

Other Investments - Liabilities(a)
Futures Contracts	(24,493)	-	-	(24,493)

Total Other Investments	107,075	133	-	107,208

Total Investments	$553,902	$177,305,035	$-	$177,858,937

Ultra Short Duration ETF
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$-	$1,406,515,817	$-	$1,406,515,817
Asset-Backed Securities	-	437,660,484	-	437,660,484
Non-U.S. Dollar Denominated Bonds & Notes	-	50,338,479	-	50,338,479
Certificates of Deposit	-	20,003,168	-	20,003,168
U.S. Government Sponsored Agency Securities	-	19,982,725	-	19,982,725
U.S. Treasury Securities	-	19,939,996	-	19,939,996
Variable Rate Senior Loan Interests	-	1,993,686	-	1,993,686
Commercial Paper	-	560,453,914	-	560,453,914
Repurchase Agreements	-	122,000,000	-	122,000,000
Money Market Funds	1,262,485	-	-	1,262,485

Total Investments in Securities	1,262,485	2,638,888,269	-	2,640,150,754

Other Investments - Assets(a)
Forward Foreign Currency Contracts	-	163,542	-	163,542

Other Investments - Liabilities(a)
Forward Foreign Currency Contracts	-	(223,286)	-	(223,286)

Total Other Investments	-	(59,744)	-	(59,744)

Total Investments	$1,262,485	$2,638,828,525	$-	$2,640,091,010

94

	Level 1	Level 2	Level 3	Total
Variable Rate Investment Grade ETF
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$-	$176,314,440	$-	$176,314,440
Asset-Backed Securities	-	74,843,389	-	74,843,389
Agency Credit Risk Transfer Notes	-	57,666,038	-	57,666,038
U.S. Treasury Securities	-	32,080,909	-	32,080,909
U.S. Government Sponsored Agency Mortgage-Backed Securities	-	30,391,740	-	30,391,740
Exchange-Traded Funds	7,719,000	-	-	7,719,000
Commercial Paper	-	9,997,750	-	9,997,750
Money Market Funds	4,141,764	-	-	4,141,764

Total Investments	$11,860,764	$381,294,266	$-	$393,155,030

(a)	Futures contracts and forward foreign currency contracts are valued at unrealized appreciation (depreciation).

NOTE 5–Derivative Investments

The Funds may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a Fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Funds do not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statements of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of each Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2019:

	Value
	S&P 500® Downside Hedged ETF	Total Return Bond ETF				Ultra Short Duration ETF
Derivative Assets	Equity Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total	Currency Risk
Unrealized appreciation on forward foreign currency contracts outstanding(a)	$-	$133	$-	$-	$133	$163,542
Unrealized appreciation on futures contracts - Exchange-Traded(b)	65,182	-	-	131,568	131,568	-

Purchased options, at value - Exchange-Traded	-	-	45,300	-	45,300	-

Total Derivative Assets	65,182	133	45,300	131,568	177,001	163,542

Derivatives not subject to master netting agreements	(65,182)	-	(45,300)	(131,568)	(176,868)	-

Total Derivative Assets subject to master netting agreements	$-	$133	$-	$-	$133	$163,542

95

	Value
	S&P 500® Downside Hedged ETF	Total Return Bond ETF				Ultra Short Duration ETF
Derivative Liabilities	Equity Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total	Currency Risk
Unrealized depreciation on forward foreign currency contracts outstanding(a)	$-	$-	$-	$-	$-	$(223,286)
Unrealized depreciation on futures contracts– Exchange-Traded(b)	(29,734)	-	-	(24,493)	(24,493)	-

Total Derivative Liabilities	(29,734)	-	-	(24,493)	(24,493)	(223,286)

Derivatives not subject to master netting agreements	29,734	-	-	24,493	24,493	-

Total Derivative Liabilities subject to master netting agreements	$-	$-	$-	$-	$-	$(223,286)

(a)

Values are disclosed on the Statements of Assets and Liabilities under the caption Unrealized appreciation on forward foreign currency contracts outstanding and Unrealized depreciation on forward foreign currency contracts outstanding.

(b)

Except for Total Return Bond ETF, values are disclosed on the Statements of Assets and Liabilities under the caption Unrealized appreciation on futures contracts and Unrealized depreciation on futures contracts. For Total Return Bond ETF, values include cumulative appreciation (depreciation) on futures contracts. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Funds’ exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2019:

Total Return Bond ETF
	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward foreign currency contracts	Forward foreign currency contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Goldman Sachs International	$133	$-	$133	$-	$-	$133

Ultra Short Duration ETF
	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward foreign currency contracts	Forward foreign currency contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Goldman Sachs International	$-	$(49,816)	$(49,816)	$-	$-	$(49,816)
Royal Bank of Canada	163,542	(173,470)	(9,928)	-	-	(9,928)

Total	$163,542	$(223,286)	$(59,744)	$-	$-	$(59,744)

Effect of Derivative Investments for the Fiscal Year Ended October 31, 2019

The table below summarizes each Fund’s gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statements of Operations
	S&P 500® Downside Hedged ETF	Total Return Bond ETF				Ultra Short Duration ETF
	Equity Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total	Currency Risk
Realized Gain (Loss):
Forward foreign currency contracts	$-	$6,491	$-	$-	$6,491	$(751,100)
Futures contracts	(1,698,362)	-	-	(1,298,793)	(1,298,793)	-
Options purchased(a)	-	-	(12,142)	-	(12,142)	-
Options written	-	-	(1,753)	-	(1,753)	-

96

	Location of Gain (Loss) on Statements of Operations
	S&P 500® Downside Hedged ETF	Total Return Bond ETF				Ultra Short Duration ETF
	Equity Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total	Currency Risk
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	$-	$133	$-	$-	$133	$(87,327)
Futures contracts	(179,028)	-	-	32,545	32,545	-
Options purchased(a)	-	-	19,294	-	19,294	-

Total	$(1,877,390)	$6,624	$5,399	$(1,266,248)	$(1,254,225)	$(838,427)

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) on investment securities.

The table below summarizes the average notional value of derivatives held during the period.

	Average Notional Value
	S&P 500® Downside Hedged ETF	Total Return Bond ETF(a)	Ultra Short Duration ETF(b)
Forward foreign currency contracts	$-	$154,369	$21,845,848
Futures contracts	8,086,249	29,631,689	-
Options purchased	-	546,838	-
Options written	-	42,308	-

(a)	For Total Return Bond ETF, the amounts listed for forward foreign currency contracts and options written represent a seven month and a one month average notional value, respectively.
(b)	For Ultra Short Duration ETF, the amount listed for forward foreign currency contracts represents a five month average notional value.

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2019 and 2018:

	2019		2018
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Active U.S. Real Estate ETF	$1,794,273	$-	$457,566	$-
Balanced Multi-Asset Allocation ETF	92,586	1,912	41,471	-
Conservative Multi-Asset Allocation ETF	181,438	-	43,324	-
Growth Multi-Asset Allocation ETF	118,384	3,618	37,124	-
Moderately Conservative Multi-Asset Allocation ETF	124,458	-	40,004	-
S&P 500® Downside Hedged ETF	483,318	-	438,757	-
Variable Rate Investment Grade ETF	13,248,198	-	8,510,280	-

Tax Character of Distributions to Shareholders Paid During the Fiscal Year Ended October 31, 2019, the Period September 1, 2018 through October 31, 2018 and the Fiscal Year Ended August 31, 2018.

	October 31, 2019		October 31, 2018		August 31, 2018
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Total Return Bond ETF	$2,364,655	$262,621	$254,440	$-	$1,805,880	$98,381

Tax Character of Distributions to Shareholders Paid During the Fiscal Year Ended October 31, 2019, the Period June 1, 2018 to October 31, 2018 and the Fiscal Year Ended May 31, 2018:

	October 31, 2019		October 31, 2018		May 31, 2018
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Ultra Short Duration ETF	$63,523,056	$207,907	$15,247,637	$-	$22,054,804	$-

97

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Temporary Book/Tax Differences	Net Unrealized Appreciation- Investments	Net Unrealized Appreciation (Depreciation)- Other Investments	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
Active U.S. Real Estate ETF	$-	$-	$-	$6,163,955	$-	$(105,383)	$115,492,974	$121,551,546
Balanced Multi-Asset Allocation ETF	62,718	84,007	-	34,069	-	-	4,065,583	4,246,377
Conservative Multi-Asset Allocation ETF	99,403	3,503	-	82,817	-	-	3,719,446	3,905,169
Growth Multi-Asset Allocation ETF	135,959	17,757	-	142,076	-	-	4,104,244	4,400,036
Moderately Conservative Multi-Asset Allocation ETF	120,093	57,851	-	180,985	-	-	5,157,559	5,516,488
S&P 500® Downside Hedged ETF	86,735	-	-	-	-	(78,116,620)	98,067,278	20,037,393
Total Return Bond ETF	964,914	-	-	3,422,396	2,113	-	172,393,362	176,782,785
Ultra Short Duration ETF	1,497,317	401,970	(11,858)	10,755,457	(180,504)	-	2,609,321,934	2,621,784,316
Variable Rate Investment Grade ETF	149,861	-	-	357,629	-	(4,320,771)	395,340,075	391,526,794

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards for each Fund as of October 31, 2019:

No expiration
	Short-Term	Long-Term	Total*
Active U.S. Real Estate ETF	$105,383	$-	$105,383
Balanced Multi-Asset Allocation ETF	-	-	-
Conservative Multi-Asset Allocation ETF	-	-	-
Growth Multi-Asset Allocation ETF	-	-	-
Moderately Conservative Multi-Asset Allocation ETF	-	-	-
S&P 500® Downside Hedged ETF	25,057,096	53,059,524	78,116,620
Total Return Bond ETF	-	-	-
Ultra Short Duration ETF	-	-	-
Variable Rate Investment Grade ETF	2,105,385	2,215,386	4,320,771

*

Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7–Investment Transactions

For the fiscal year ended October 31, 2019, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
Active U.S. Real Estate ETF	$17,816,926	$17,685,902
Balanced Multi-Asset Allocation ETF	2,263,101	2,245,942
Conservative Multi-Asset Allocation ETF	1,639,954	1,624,401
Growth Multi-Asset Allocation ETF	3,340,956	3,345,715
Moderately Conservative Multi-Asset Allocation ETF	2,620,231	2,601,993
S&P 500® Downside Hedged ETF	139,528,193	150,376,406

98

	Purchases	Sales
Total Return Bond ETF	$245,730,987	$181,795,850
Ultra Short Duration ETF	1,196,614,881	369,473,887
Variable Rate Investment Grade ETF	159,505,882	209,625,844

For the fiscal year ended October 31, 2019, the cost of securities purchased and proceeds from sales of U.S. Treasury obligations (other than short-term securities, money market funds and in-kind transactions), were as follows:

	Purchases	Sales
Total Return Bond ETF	$262,805,276	$202,700,401
Ultra Short Duration ETF	-	72,933,555
Variable Rate Investment Grade ETF	91,792,801	107,903,277

For the fiscal year ended October 31, 2019, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
Active U.S. Real Estate ETF	$110,646,615	$27,931,377
Balanced Multi-Asset Allocation ETF	13,724,058	12,763,352
Conservative Multi-Asset Allocation ETF	13,452,666	11,575,500
Growth Multi-Asset Allocation ETF	2,695,845	1,400,943
Moderately Conservative Multi-Asset Allocation ETF	3,906,850	-
S&P 500® Downside Hedged ETF	12,284,613	6,825,644
Total Return Bond ETF	-	-
Ultra Short Duration ETF	-	-
Variable Rate Investment Grade ETF	-	-

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At October 31, 2019, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation	Cost
Active U.S. Real Estate ETF	$7,765,320	$(1,601,365)	$6,163,955	$116,615,428
Balanced Multi-Asset Allocation ETF	50,884	(16,815)	34,069	5,435,234
Conservative Multi-Asset Allocation ETF	87,832	(5,015)	82,817	4,913,343
Growth Multi-Asset Allocation ETF	163,221	(21,145)	142,076	5,226,346
Moderately Conservative Multi-Asset Allocation ETF	190,021	(9,036)	180,985	6,385,428
S&P 500® Downside Hedged ETF	765,041	(765,041)	-	17,407,447
Total Return Bond ETF	4,075,442	(653,046)	3,422,396	174,436,541
Ultra Short Duration ETF	11,410,919	(655,462)	10,755,457	2,629,335,553
Variable Rate Investment Grade ETF	1,293,126	(935,497)	357,629	392,797,401

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, distributions, partnerships, paydowns and foreign currency transactions, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended October 31, 2019, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Active U.S. Real Estate ETF	$274,164	$(5,804,103)	$5,529,939
Balanced Multi-Asset Allocation ETF	4	(498,139)	498,135
Conservative Multi-Asset Allocation ETF	-	(585,483)	585,483
Growth Multi-Asset Allocation ETF	334	(147,083)	146,749
Moderately Conservative Multi-Asset Allocation ETF	-	-	-
S&P 500® Downside Hedged ETF	-	-	-

99

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Total Return Bond ETF	$14,307	$(14,307)	$-
Ultra Short Duration ETF	434,410	(434,410)	-
Variable Rate Investment Grade ETF	963,995	(988,641)	24,646

NOTE 9–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation for each Fund (except for Ultra Short Duration ETF). The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco Funds. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.
NOTE 10–Capital

Shares are issued and redeemed by each Fund only in Creation Units of (i) 100,000 Shares for each of Balanced Multi-Asset Allocation ETF, Conservative Multi-Asset Allocation ETF, Growth Multi-Asset Allocation ETF, Moderately Conservative Multi-Asset Allocation ETF and Ultra Short Duration ETF; and (ii) 50,000 Shares for each of Active U.S. Real Estate ETF, S&P 500® Downside Hedged ETF, Total Return Bond ETF and Variable Rate Investment Grade ETF. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. For Active U.S. Real Estate ETF, Balanced Multi-Asset Allocation ETF, Conservative Multi-Asset Allocation ETF, Growth Multi-Asset Allocation ETF and Moderately Conservative Multi-Asset Allocation ETF, such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of the Fund of the Trust on the transaction date. For Total Return Bond ETF, Ultra Short Duration ETF and Variable Rate Investment Grade ETF, Creation Units are issued and redeemed principally in exchange for the deposit or delivery of cash. For S&P 500® Downside Hedged ETF, Creation Units are issued and redeemed partially in exchange for the deposit or delivery of cash and partially in exchange for Deposit Securities. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

100

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Actively Managed Exchange-Traded Fund Trust and Shareholders of each of the nine Funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (nine of the funds constituting Invesco Actively Managed Exchange-Traded Fund Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2019, the related statements of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the periods indicated in the table below, and each of the financial highlights for each of the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Predecessor Fund
Invesco Active U.S. Real Estate ETF (1)	-
Invesco Balanced Multi-Asset Allocation ETF (2)	-
Invesco Conservative Multi-Asset Allocation ETF (2)	-
Invesco Growth Multi-Asset Allocation ETF (2)	-
Invesco Moderately Conservative Multi-Asset Allocation ETF (2)	-
Invesco S&P 500 Downside Hedged ETF (1)	-
Invesco Total Return Bond ETF (3)	Guggenheim Total Return Bond ETF
Invesco Ultra Short Duration ETF (4)	Guggenheim Ultra Short Duration ETF
Invesco Variable Rate Investment Grade ETF (5)	-

(1) Statements of changes in net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the five years in the period ended October 31, 2019

(2) Statements of changes in net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the two years in the period ended October 31, 2019 and for the period February 21, 2017 (commencement of investment operations) through October 31, 2017

(3) Statements of changes in net assets and the financial highlights for the year ended October 31, 2019, for the period September 1, 2018 through October 31, 2018 and for the year ended August 31, 2018

(4) Statements of changes in net assets and the financial highlights for the year ended October 31, 2019, for the period June 1, 2018 through October 31, 2018 and for the year ended May 31, 2018

(5) Statements of changes in net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the three years in the period ended October 31, 2019 and for the period September 20, 2016 (commencement of investment operations) through October 31, 2016

The financial statements of the Invesco Total Return Bond ETF (Predecessor Fund: Guggenheim Total Return Bond ETF) as of and for the year ended August 31, 2017 and the financial highlights for each of the periods ended on or prior to August 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated October 30, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

The financial statements of the Invesco Ultra Short Duration ETF (Predecessor Fund: Guggenheim Ultra Short Duration ETF) as of and for the year ended May 31, 2017 and the financial highlights for each of the periods ended on or prior to May 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated July 31, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

101

Report of Independent Registered Public Accounting Firm–(continued)

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

December 23, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

102

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Actively Managed Exchange-Traded Fund Trust (excluding Invesco Ultra Short Duration ETF), you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. As a shareholder of the Invesco Ultra Short Duration ETF, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2019 through October 31, 2019.

In addition to the fees and expenses which the Invesco Balanced Multi-Asset Allocation ETF, Invesco Conservative Multi-Asset Allocation ETF, Invesco Growth Multi-Asset Allocation ETF, Invesco Moderately Conservative Multi-Asset Allocation ETF, Invesco S&P 500® Downside Hedged ETF and the Invesco Total Return Bond ETF (collectively, the “Portfolios”) bear directly, the Portfolios indirectly bear a pro rata share of the fees and expenses of the investment companies in which the Portfolios invest. The amount of fees and expenses incurred indirectly by the Portfolios will vary because the investment companies have varied expenses and fee levels and the Portfolios may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolios. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolios invest in. The effect of the estimated investment companies’ expenses that the Portfolios bear indirectly is included in each Portfolio’s total return.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco Active U.S. Real Estate ETF (PSR)
Actual	$1,000.00	$1,111.90	0.35%	$1.86
Hypothetical (5% return before expenses)	1,000.00	1,023.44	0.35	1.79
Invesco Balanced Multi-Asset Allocation ETF (PSMB)
Actual	1,000.00	1,035.80	0.09	0.46
Hypothetical (5% return before expenses)	1,000.00	1,024.75	0.09	0.46

103

Calculating your ongoing Fund expenses–(continued)

	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco Conservative Multi-Asset Allocation ETF (PSMC)
Actual	$1,000.00	$1,038.90	0.13%	$0.67
Hypothetical (5% return before expenses)	1,000.00	1,024.55	0.13	0.66
Invesco Growth Multi-Asset Allocation ETF (PSMG)
Actual	1,000.00	1,034.60	0.10	0.51
Hypothetical (5% return before expenses)	1,000.00	1,024.70	0.10	0.51
Invesco Moderately Conservative Multi-Asset Allocation ETF (PSMM)
Actual	1,000.00	1,040.60	0.10	0.51
Hypothetical (5% return before expenses)	1,000.00	1,024.70	0.10	0.51
Invesco S&P 500® Downside Hedged ETF (PHDG)
Actual	1,000.00	943.10	0.36	1.76
Hypothetical (5% return before expenses)	1,000.00	1,023.39	0.36	1.84
Invesco Total Return Bond ETF (GTO)
Actual	1,000.00	1,063.00	0.50	2.60
Hypothetical (5% return before expenses)	1,000.00	1,022.68	0.50	2.55
Invesco Ultra Short Duration ETF (GSY)
Actual	1,000.00	1,016.10	0.23	1.17
Hypothetical (5% return before expenses)	1,000.00	1,024.05	0.23	1.17
Invesco Variable Rate Investment Grade ETF (VRIG)
Actual	1,000.00	1,015.60	0.29	1.47
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2019. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

104

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2019:

	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends- Received Deduction*	U.S. Treasury Obligations*	Qualified Interest Income*	Long Term Capital Gains	Qualified Short Term Gains
Invesco Active U.S. Real Estate ETF	82%	0%	0%	0%	82%	$-	$-
Invesco Balanced Multi- Asset Allocation ETF	0%	14%	7%	0%	0%	$1,912	$-
Invesco Conservative Multi- Asset Allocation ETF	0%	1%	1%	0%	0%	$-	$-
Invesco Growth Multi- Asset Allocation ETF	0%	16%	8%	0%	0%	$3,618	$-
Invesco Moderately Conservative Multi- Asset Allocation ETF	0%	6%	4%	0%	0%	$-	$-
Invesco S&P 500® Downside Hedged ETF	0%	0%	0%	0%	0%	$-	$-
Invesco Total Return Bond ETF	0%	1%	1%	13%	50%	$262,621	$502,224

105

Tax Information–(continued)

	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends- Received Deduction*	U.S. Treasury Obligations*	Qualified Interest Income*	Long Term Capital Gains	Qualified Short Term Gains
Invesco Ultra Short Duration ETF	0%	0%	0%	2%	77%	$207,907	$-
Invesco Variable Rate Investment Grade ETF	0%	0%	0%	7%	82%	$-	$-

*	The above percentages are based on ordinary income dividends paid to shareholders during the fiscal year.

106

Proxy Results

INVESCO ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST

A Special Meeting (“Meeting”) of Shareholders of Invesco Actively Managed Exchange-Traded Fund Trust was held on August 19, 2019. The Meeting was held for the following purpose:

(1).	To elect ten (10) trustees to the Board of Trustees of the Trust.

The results of the voting on the above matter was as follows:

Matter		Votes For	Votes Withheld
(1).	Ronn R. Bagge	62,463,637.92	1,319,686.88
	Todd J. Barre	62,507,500.00	1,275,824.80
	Kevin M. Carome	62,017,022.47	1,766,302.33
	Edmund P. Giambastiani, Jr.	62,044,302.33	1,739,022.47
	Victoria J. Herget	62,656,861.19	1,126,463.61
	Marc M. Kole	62,490,501.16	1,292,823.64
	Yung Bong Lim	62,626,873.38	1,156,451.42
	Joanne Pace	62,204,074.73	1,579,250.07
	Gary R. Wicker	62,047,813.46	1,735,511.34
	Donald H. Wilson	62,016,987.42	1,766,337.38

107

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

As of October 31, 2019

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2008	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO, Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	246	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017-Present).

Todd J. Barre—1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	246	None

Edmund P. Giambastiani, Jr.—1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, The Boeing Company (2009-Present); Trustee, MITRE Corporation (federally-funded research development) (2008-Present); Director, THL Credit, Inc. (alternative credit investment manager) (2016-Present); Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Chairman (2015-2016), Lead	246	Formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Director, Mercury Defense Systems Inc. (information technology) (2011-2013); Independent Director, QinetiQ Group Plc (defense technology and security) (2008-2011); Chairman, Alenia North America, Inc.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.

108

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
			Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).		(military and defense products) (2008-2009); Director, SRA International, Inc. (information technology and services) (2008- 2011).

Victoria J. Herget—1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	246	Trustee (2000-Present) and Chair (2010-2017), Newberry Library; Trustee, Mather LifeWays (2001-Present); Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.

109

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
					member (2007- 2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

Marc M. Kole—1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee and Trustee since 2008	Senior Director of Finance, By The Hand Club for Kids (not-for-profit) (2015-Present); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	246	Treasurer (2018-Present), Finance Committee Member (2015-Present) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; formerly, Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim—1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	246	Advisory Board Member, Performance Trust Capital Partners, LLC (2008-Present); Board Director, Beacon Power Services, Corp. (2019-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.

110

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	246	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012-Present); Advisory Board Director, The Alberleen Group LLC (2012-Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-Present), Independent Directors Council (IDC); Board Member, 100 Women in Finance (2015-Present); Advisory Council Member, Morgan Stanley Children’s Hospital (2012- Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.

111

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	246	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015-Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010-Present).

Donald H. Wilson—1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2008	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); formerly, President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016- 2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	246	Director, Penfield Children’s Center (2004-Present); Board Chairman, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.

112

Trustees and Officers (continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex over seen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee, are shown below:

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco North American Holdings, Inc.; Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; Director and Secretary (2012-Present), Invesco Services (Bahamas) Private Limited; and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director, Invesco Finance PLC (2011-2019); Director, INVESCO Asset Management (Bermuda) Ltd. (2014-2019); Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008-2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007-2019); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	246	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.

113

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper—1968 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2018-Present); President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-2015) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Kelli Gallegos—1970 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2018	Principal Financial and Accounting Officer-Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President, Principal Financial Officer (2016-Present) and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); Assistant Treasurer, Invesco Capital Management LLC (2013-2018); and Assistant Vice President, The Invesco Funds (2008-2016).

Peter Hubbard—1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

114

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sheri Morris—1964 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Anna Paglia—1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-Present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2011-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann—1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

115

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, and Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2011-Present); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Director, Invesco Canada Holdings Inc. (2002-2019); Manager, Invesco Specialized Products, LLC (2018-2019); Managing Director—Chief Administrative Officer, Americas, Invesco Capital Management LLC (2013-2019); Senior Vice President, Invesco Management Group, Inc. (2007-2018); Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

Melanie Zimdars—1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

116

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2019 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-PS-AR-10	invesco.com/ETFs

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer. This Code is filed as an exhibit to this report on Form N-CSR under Item 13(a)(1). No substantive amendments to this Code were made during the reporting period. There were no waivers for the fiscal year ended October 31, 2019.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has four “audit committee financial experts” serving on its audit committee: Mr. Marc M. Kole, Ms. Joanne Pace, Mr. Gary R. Wicker and Mr. Donald H. Wilson. Each of these audit committee members is “independent,” meaning that he/she is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and he/she does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in his/her capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that a person has any greater duties, obligations, or liability than those imposed on a person without the “audit committee financial expert” designation.    Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board.

Item 4. Principal Accountant Fees and Services.

(a)	to (d)

Fees Billed by PwC to the Registrant

PricewaterhouseCoopers LLP (“PwC”), the Registrant’s independent registered public accounting firm, billed the Registrant aggregate fees for pre-approved services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year End 2019	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year End 2018
Audit Fees	$ 206,800	$ 209,250
Audit-Related Fees	$ 0	$ 0
Tax Fees(1)	$ 118,341	$ 58,160
All Other Fees	$ 0	$ 0
Total Fees	$ 325,141	$267,410

(1)     Tax Fees for the fiscal year ended October 31, 2019 include fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise and year-to-date estimates for various book-to-tax differences. Tax Fees for the fiscal year ended October 31, 2018 include fees billed for reviewing tax returns, 2018 excise tax returns and excise tax distributions calculations.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Capital Management LLC (“Invesco” or “Adviser”), the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Affiliates”), aggregate fees for pre-approved non-audit services rendered to Invesco and Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Affiliates that were required to be pre-approved.

	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year End 2019 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year End 2018 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$690,000	$ 662,000
Tax Fees	$ 0	$ 0
All Other Fees	$ 0	$ 0
Total Fees	$690,000	$ 662,000

(1)    Audit-Related Fees for the fiscal years ended 2019 and 2018 include fees billed related to reviewing controls at a service organization.

  (e)(1) Audit Committee Pre Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Policies and Procedures

As Adopted by the Audit Committee of the Invesco ETFs

Applicable to

Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (collectively the “Funds”)

Risk Addressed by Policy	Approval of Audit and Non-Audit Services
Relevant Law and Other Sources	Sarbanes-Oxley Act of 2002; Regulation S-X.
Last Reviewed by Compliance for Accuracy	June 15, 2018

Approved/Adopted Date	June 2009

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committee of the Funds’ (the “Audit Committee”) Board of Trustees (the “Board”) is responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”) or require the specific pre-approval of the Audit Committee (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committee before payment is made. The Audit Committee will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committee will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through June 30th of the following year, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.

Delegation

The Chairman of the Audit Committee (or, in his or her absence, any member of the Audit Committee) may grant specific pre-approval for non-prohibited services. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

Audit Services

The annual Audit services engagement terms will be subject to specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committee may grant either general or specific pre-approval of other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committee may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; and assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committee, which writing may be in the form of the proposed engagement letter:

a.

The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or

fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committee the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committee.

All Other Auditor Services

The Audit Committee may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committee at the quarterly Audit Committee meeting and will require specific approval by the Audit Committee before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

On an annual basis, the Auditor will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee.

Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Funds’ Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the pre-approval policies and procedures and the SEC Rules.

Each request to provide Tax services under either the general or specific pre-approval of the Audit Committee will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committee the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committee has designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management will immediately report to the Chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management.

Adopted:   June 26, 2009

Amended: June 15, 2018

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client
•	Financial information systems design and implementation
•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
•	Actuarial services
•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions
•	Human resources
•	Broker-dealer, investment adviser, or investment banking services
•	Legal services
•	Expert services unrelated to the audit
•	Any service or product provided for a contingent fee or a commission
•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance
•	Tax services for persons in financial reporting oversight roles at the Fund
•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

(e)	(2)	There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

	(f)	Not applicable.

	(g)	In addition to the amounts shown in the tables above, PwC billed Invesco and Affiliates aggregate fees of $3,294,000 for the fiscal year ended October 31, 2019 and $ 2,977,000 for the fiscal year ended October 31, 2018 for non-audit services not required to be pre-approved by the Registrant’s Audit Committee. In total, PwC billed the Registrant, Invesco and Affiliates aggregate non-audit fees of $4,102,341 for the fiscal year ended October 31, 2019 and $3,697,000 for the fiscal year ended October 31, 2018.

	(h)	With respect to the non-audit services above billed to Invesco and Affiliates that were not required to be pre-approved by the Registrant’s Audit Committee, the Audit Committee received information from PwC about such services, including by way of comparison, that PwC provided audit services to entities within the Investment Company Complex, as defined by Rule 2-01(f)(14) of Regulation S-X, of approximately $34 million and non-audit services of approximately $21 million for the fiscal year ended 2019. The Audit Committee considered this information in evaluating PwC’s independence.

During the reporting period, PwC advised the Registrant’s Audit Committee of the following matters for consideration under the SEC auditor independence rules. PwC advised the Audit Committee that four PwC Managers and two PwC Partners each held financial interests either directly or, in the case of the two PwC Partners, indirectly through their respective spouse’s equivalent brokerage account or spouse’s employee benefit plan, respectively, in investment companies within the complex that includes the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the “Invesco Fund Complex”) that were inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X. With respect to the one PwC Partner, the financial interest was disposed of July 8, 2019. PwC noted, among other things, that during the time of its audit, or with respect to the one PwC Partner and three PwC Managers, until after it was disposed of or after they ceased providing services, the engagement team was not aware of the investments, the individuals were not in the chain of command of the audit or the audit partners of Invesco or the affiliates of the Registrant, the services provided by the PwC Manager were not relied upon by the audit engagement team with respect to the audit of the Registrant or its affiliates, or in the case of the two PwC Partners and three PwC Managers, the individuals either did not provide any audit services or did not provide services of any kind to the Registrant or its affiliates and the investments were not material to the net worth of each individual or their respective immediate family members which PwC considered in reaching its conclusion. PwC advised the Audit Committee that it believes its objectivity and impartiality has not been adversely affected by these matters as they relate to the audit of the Registrant.

Item 5. Audit Committee of Listed Registrants.

(a)

The Registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which consists solely of independent trustees. The Audit Committee members are Marc M. Kole, Joanne Pace, Gary R. Wicker, and Donald H. Wilson.

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	The Schedules of Investments are included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board that would require disclosure herein.

Item 11. Controls and Procedures.

(a)

Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have concluded that such disclosure controls and procedures are effective.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics is attached as Exhibit 99.CODEETH.

(a)(2)

Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)

Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Invesco Actively Managed Exchange-Traded Fund Trust

By: /s/ Daniel E. Draper

Name:   Daniel E. Draper

Title:     President

Date:     January 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Daniel E. Draper

Name:   Daniel E. Draper

Title:     President

Date:     January 3, 2020

By: /s/ Kelli Gallegos

Name:   Kelli Gallegos

Title:     Treasurer

Date:     January 3, 2020